As filed with the Securities and Exchange Commission on October __, 1995

1933 Act Registration No. 33-48613        1940 Act File No. 811-6705
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 ___________
                                  FORM N-1A
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933         ( )
                         Pre-Effective Amendment No.            ( )

                       Post-Effective Amendment No. 6           (X)

                                    and/or
                            REGISTRATION STATEMENT
                   UNDER THE INVESTMENT COMPANY ACT OF 1940     ( )

                               Amendment No. 9                  (X)

                                 ___________
            G R A D I S O N - M C D O N A L D   M U N I C I P A L
                         C U S T O D I A N  T R U S T
       (Exact Name of Registrant as Specified in Declaration of Trust)

                  580 Walnut Street, Cincinnati, Ohio  45202
             (Address of Principal Executive Offices) (Zip Code)

     Registrant's Telephone Number, including Area Code:  (513) 579-5700
                                             Copy to:
Richard M. Wachterman                        Bradley J. Turner
Gradison-McDonald Municipal                  Gradison-McDonald Municipal
Custodian Trust                              Custodian Trust
580 Walnut Street                            580 Walnut Street
Cincinnati, Ohio  45202                      Cincinnati, Ohio  45202
Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
                  _____ immediately upon filing pursuant to paragraph (b)
                        of Rule 485.

                    X   on November 1, 1995 pursuant to paragraph (b) of
                  ----- Rule 485.

                  _____ 60 days after filing pursuant to paragraph (a)
                        of Rule 485.
                  _____ on ________ 1995 pursuant to paragraph (a) of Rule
                        485
                                 ___________

Registrant has heretofore registered an indefinite number of shares of beneficial interest, without par value, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's Rule 24f-2 Notice was filed on August 23, 1995.

================================================================================

GRADISON-McDONALD MUNICIPAL CUSTODIAN TRUST

CONTENTS OF POST-EFFECTIVE AMENDMENT

The post-effective amendment to the registration statement of Gradison-McDonald Municipal Custodian Trust contains the following documents:

       Facing Sheet

       Contents of Post-Effective Amendment

       Cross-Reference Sheet

       Part A - Prospectuses

                - Gradison-McDonald Ohio Tax-Free Income Fund
                - Gradison-McDonald Intermediate Municipal Income Fund

       Part B - Statement of Additional Information

                  Gradison-McDonald Ohio Tax-Free Income Fund
                  Gradison-McDonald Intermediate Municipal Income Fund

       Part C - Other Information

       Signature Page

                  GRADISON-MCDONALD MUNICIPAL CUSTODIAN TRUST

                             Cross-Reference Sheet

                   Pursuant to Item 501(b) of Regulation S-K
                        Under the Securities Act of 1933

 Form N-1A                                Location in
Item Number                               Prospectus
-----------                               ----------

 1. Cover Page . . . . . . . . . . . . . .Cover Page of Prospectus
 2. Synopsis . . . . . . . . . . . . . . .Expense Summary
 3. Condensed Financial Information  . . .Performance Calculations
 4. General Description of Registrant  . .Investment Objective and
                                          Policies; Hedging; Quality
                                          (Ratings); Maturity;
                                          Concentration; Other Investment
                                          Restrictions; Ohio Economic
                                          Considerations; General
                                          Information
 5. Management of Fund . . . . . . . . . .Management of the Trust,
                                          Distributions; Cover Page of the
                                          Prospectus
 6. Capital Stock and Other Securities   .Cover Page of Prospectus;
                                          Distributions; Taxes; General
                                          Information
 7. Purchase of Securities Being Offered .Purchases and Redemptions; Net
                                          Asset Value; Optional Shareholder
                                          Services; Distribution Plan;
                                          Management of the Fund
 8. Redemption or Repurchase . . . . . . .Purchases and Redemptions
 9. Pending Legal Proceedings  . . . . . .Not Applicable


                                          Location in Statement
                                          of Additional Information
                                          -------------------------

10. Cover Page   . . . . . . . . . . . .. Cover Page
11. Table of Contents  . . . . . . . . . .Table of Contents
12. General Information and History  . .  Description of the Trust
13. Investment Objectives and Policies . .Investment Restrictions; Factors
                                          Relating to Ohio; Portfolio
                                          Transactions
14. Management of the Fund . . . . . . . .Trustees and Officers of the
                                          Trust
15. Control Persons and Principal
     Holders of Securities  . . . . . . . . .     *

16. Investment Advisory and Other
     Services   . . . . .. . . . . . . .  Investment Adviser; Custodian
17. Brokerage Allocation and Other
     Practices   . . . . . . . . . . . .  Portfolio Transactions
18. Capital Stock and Other Securities    Description of the Trust
19. Purchase, Redemption and Pricing of
      Securities Being Offered . . . . . .Purchase of Shares; Letters of
                                          Intent; Redemption of Shares; Net
                                          Asset Value
20. Tax Status . . . . . . . . . . . .    Taxes
21. Underwriters . . . . . . . . . . .    Investment Adviser
22. Calculation of Performance Data
                   . . . . . . . . . . .  Performance Calculations
                                         (Prospectus)
23. Financial Statements . . . . . . . .  Financial Statements and
                                            Accountants

                                              OHIO TAX-FREE
                                               INCOME FUND


                                             GRADISON-MCDONALD

                                             Duotone of dollhouse with house
                                             blueprints, hammer, postcards
                                             and a piece of iron fencing.
                                             Tagline is Your Future Starts
                                             Today.

      To find out more about the

          GRADISON-MCDONALD

            OHIO TAX-FREE

             INCOME FUND

      or other funds in the family

                CALL

            1-800-869-5999

              OR WRITE

    Gradison-McDonald Mutual Funds

          580 Walnut Street

        Cincinnati, Ohio  45202


         GRADISON-MCDONALD

The investment return and value of an
investment in the Fund will fluctuate
so that an investor's shares, when
redeemed, may be worth more or less
than the original cost.
McDonald & Company Securities, Inc.
- Distributor


 P R O S P E C T U S

  NOVEMBER 1, 1995
  ----------------

                                OHIO TAX-FREE
                                 INCOME FUND



       SIGNIFICANT FEATURES

Professional Management

Portfolio Diversification

Dividends Paid in Additional Shares or Cash

Daily Liquidity at Net Asset Value

$1,000 Minimum Initial Investment

$50 Minimum Additional Investment





LIKE ALL MUTUAL FUNDS, THESE

SECURITIES HAVE NOT BEEN APPROVED OR

DISAPPROVED BY THE SECURITIES AND

EXCHANGE COMMISSION OR ANY STATE

SECURITIES COMMISSION NOR HAS THE

SECURITIES AND EXCHANGE COMMISSION

OR ANY STATE SECURITIES COMMISSION

PASSED UPON THE ACCURACY OR

ADEQUACY OF THIS PROSPECTUS.  ANY

REPRESENTATION TO THE CONTRARY IS A

CRIMINAL OFFENSE.



    THE DATE OF THIS PROSPECTUS IS NOVEMBER 1, 1995

A MUNICIPAL BOND FUND WITH DOUBLE
TAX-FREE BENEFITS TO OHIO INVESTORS

The Gradison-McDonald Ohio Tax-Free Income Fund ("Fund") is a diversified open-end management investment company which seeks to provide as high a level of after-tax current income exempt from Federal income tax and Ohio state personal income tax as is consistent with preservation of capital by investing primarily in municipal securities. McDonald & Company Securities, Inc. ("McDonald" or the "Adviser") is the investment adviser and principal underwriter for the Fund. The Gradison Division of McDonald ("Gradison") acts as transfer agent of the Fund. The Fund is a series of the Gradison-McDonald Municipal Custodian Trust.

This Prospectus is designed to provide you with information that you should know before investing and should be retained for future reference. A Statement of Additional Information for the Fund, dated November 1, 1995 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available upon request without charge from the Fund at the address shown on the cover of this Prospectus or by calling the phone numbers provided below.


For all information (including purchases, redemptions, and most recent yield), call 579-5700 from Cincinnati, Ohio or 1-800-869-5999.

                                 Graphic
                                 of man
                                 on the
                                 phone
     1 - 8 0 0 - 8 6 9 - 5 9 9 9

TABLE OF CONTENTS

               Expense Summary                                       2
               Financial Highlights                                  3
               Investment Objective                                  4

               Risk Factors and For Whom the Fund May
               Be Appropriate                                        4

               Investment Policies                                   4
               Ohio Economic Considerations                          8
               Purchases and Redemptions                             9
               Net Asset Value                                      11
               Optional Shareholder Services                        12
               Distributions                                        12
               Taxes                                                12
               General Information                                  13
               Management of the Fund                               13
               Distribution Service Plan                            14
               Performance Calculations                             14


EXPENSE SUMMARY

    SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge on purchases                   2.00%
                                                      ------

    ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets)
    Management Fees                                      .50%
    12b-1 Fees                                           .25%

    Other Expenses                                       .22%
                                                      ------
    TOTAL FUND OPERATING EXPENSES                        .97%
                                                      ======


    The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. (For more information about Fund expenses, see "Purchases and Redemptions," "Distribution Service Plan," and
    "Management of the Fund.")

    Example: You would pay the following expenses on a $1,000 investment assuming a 5% annual return* and redemption at the end of each period:

      1 Year       3 Years       5 Years      10 Years

       $30          $50           $73          $137

    *The 5% annual return is a standardized rate pre-scribed for use by all mutual funds for the purpose of this example and does not represent the past or future return of the Fund.

    The example should not be considered a repre-sentation of past or future expenses. Actual expenses may be greater or less than those shown.

FINANCIAL HIGHLILGHTS

The table below summarizes the financial highlights of the Fund's operations. The information is expressed in terms of a single share outstanding throughout the period and has been audited by Arthur Anderson LLP, independent public accountants, whose unqualified report appears in the Statement of Additional Information.



                                                                                                    FOR THE PERIOD
                                                            YEAR ENDED       11 MONTHS ENDED       SEPTEMBER 18, 1992
                                                            JUNE 30, 1995    JUNE 30, 1994(l)      TO JULY 31, 1993 (2)
Net asset value at beginning of period                       $ 12.466           $ 13.316                 $ 12.500
                                                             --------            --------                 --------
Income from investment operations:
  Net investment income                                          .661               .593                     .599
  Net realized and unrealized gain (loss) on investments         .308              (.743)                    .813
                                                             --------           --------                 --------
Total income (loss) from investment operations                   .969              (.150)                   1.412
                                                             --------           --------                 --------


Distributions to shareholders:
 Dividends from net investment income                           (.662)             (.594)                   (.596)
 Distributions from realized capital gains                         --              (.106)                      --
                                                             --------            --------                 --------
Total distributions to shareholders                             (.662)             (.700)                   (.596)
                                                             --------            --------                 --------

Net asset value at end of period                             $ 12.773           $ 12.466                 $ 13.316
                                                             ========           ========                 ========

Total return (3)                                                8.00%             (1.27%)                  11.56%
                                                             ========           ========                 ========

Ratios/Supplemental data:
Net assets at end of period (in millions)                    $ 70.0             $ 77.6                   $ 69.6
Ratios net of expenses waived by the adviser:
 Ratio of expenses to average net assets                         .97%               .90% (4)(5)              .75% (4)(5)
 Ratio of net investment income to average net assests          5.26%              4.94% (4)(5)             5.25% (4)(5)
Ratios assuming no adviser waiver of expenses:
 Ratio of expenses to average net assets                         .97%               .99% (4)(5)             1.14% (4)(5)
 Ratio of net investment income to average net assets           5.26%              4.85% (4)(5)             4.86% (4)(5)
Portfolio turnover rate                                        80.19%             55.84%                   45.04%




(1) The Fund changed its fiscal year end to June 30, effective with June 30, 1994, annual report.
(2) No income was earned or expenses incurred from the date the initial shares were purchased by the adviser (August 21, 1992) through the date of public offering (September 18, 1992).
(3) Total returns are based upon an initial investment purchased without the applicable sales charge, represent the actual returns over those periods, and have not been annualized.
(4) The adviser absorbed expenses of the Fund through waiver of a portion of the investment advisory fee.
(5) Annualized.




         Graphic
         of man
         on the                                             1-800-869-5999
         phone

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide as high a level of after-tax current income as is consistent with preservation of capital through invest-ment primarily in obligations the interest from which is exempt from Federal income taxation and from Ohio state personal income taxation. There can be no assurance that the objective of the Fund will be achieved.


RISK FACTORS AND FOR WHOM
THE FUND MAY BE APPROPRIATE

The net asset value and yield of the Fund's shares will fluctuate depending on market conditions and other factors, with the value of shares normally fluctuating inversely with changes in, interest rates. There are risks associated with investment in municipal securities, options, and financial futures transactions, including changes by rating services of the rating of portfolio securities and in the ability of issuers to make payment of principal and interest. See "Investment Policies" at pages 4-8 of this Prospectus.
There can be no assurance that the investment objective of the Fund will be achieved.

The Fund may be appropriate for investors seeking income free of regular Federal income tax and Ohio income tax who can accept the fluctuations in the value of Fund shares inherent in investment in long-term debt securities. The Fund focuses on longer term investment grade Ohio municipal securities. The Fund has a higher risk level and yield/return potential than fixed income investments of shorter maturity, and/or higher grade securities and may have a higher risk level than investments in more diversified municipal securities. The Fund has a lower risk level and yield/return potential than fixed income investments with lower grade securities and as compared to equity investments.



INVESTMENT POLICIES

The Fund normally invests substantially all (at least 80%) of the value of its net assets in securities, the interest from which is exempt from Federal income tax and Ohio state personal income tax and which is not subject to Federal alternative minimum taxation ("AMT"). Although the Fund does not antici-pate that it will ordinarily invest in securities subject to Federal income tax or the Ohio personal income tax, it may do so on a temporary basis when it is considered necessary because of the unavailability of Federal or Ohio tax-free securities. From the commencement of its operations (September 18, 1992) through June 30, 1995, 100% of the Fund's income dividends were free of Federal income and Ohio personal income taxes. Investment in securities, interest from which is subject to AMT, normally will not exceed 20% of the value of the net assets of the Fund. During the most recent fiscal year ending June 30, 1995, 9.3% of the Fund's income dividends were subject to AMT. At times, the Fund's trustees or the Adviser may determine that conditions in the markets for tax-exempt securities make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund may invest more than 20% of its assets in investments subject to Federal income tax, Ohio personal income tax, or AMT for temporary defensive purposes to reduce fluctuations in the value of the Fund's assets. The investment objective of the Fund and the policy set forth in the first sentence of this paragraph cannot be changed without the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act"). See "Description of the Trust" in the Statement of Additional Information.


The Fund invests in municipal bonds issued by or on behalf of a state, territory or possession of the U.S. and their political subdivisions, agencies and instrumentalities. Municipal bonds are generally issued to finance public works such as airports, bridges, highways, schools and housing. Municipal bonds are also used to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and facilities. Certain types of "private activity" municipal bonds are issued to obtain funding for privately operated facililties. There are two general categories of municipal bonds: general obligation and revenue. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenue of a project or facility. Payment of principal and interest on such bonds is dependent solely on the revenue generated by the facility financed by the bond or other specified sources of revenue or collateral. Private activity bonds are typically one type of revenue bond.

Interest from obligations of the governments of the U.S. Virgin Islands, Puerto Rico, and Guam ("Territorial Obligations") is exempt from Ohio personal income taxation as well as Federal income taxation. The Fund will not invest more than 5% of its net assets in the obligations of each of the Virgin Islands, Puerto Rico and Guam.

The Fund may also invest in short-term tax-exempt securities, usually for temporary purposes. Short-term tax-exempt securities are generally issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance public purposes. From time to time, the Fund may also invest up to 10% of its assets in tax-exempt mutual funds, including tax-exempt money market funds, which have investment criteria equal to or higher than those of the Fund, subject to the requirements of applicable law. Such investments will result in shareholders, in effect, paying duplicate or multiple fees, since such mutual funds incur expenses similar to those of the Fund. The 1940 Act limits the Fund's investment in any other mutual fund to a maximum of 3% of the outstanding voting stock of that mutual fund and an amount which may not represent more than 5% of the total assets of the Fund. The Adviser will only invest in such funds when it believes that the yields on such funds are advantageous.

The Fund may invest in participations in lease obligations or installment purchase contract obligations of municipal authorities or entities ("Municipal Leases"). Certain Municipal Leases contain "nonappropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation Municipal Leases are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Nonappropriation Municipal Leases may present special risks because the municipality's obligation to make future lease or installment payments depends on money being appropriated in the future. The Fund will limit its investment in nonappropriation leases to a maximum of 10% of its total assets. The Fund invests in such leases according to guidelines of the Fund as set forth in the "Municipal Leases" section of the Statement of Additional Information.

With respect to unrated Municipal Leases, credit quality will be determined by the Adviser (pursuant to procedures established by the Board of Trustees ("Board"), and subject to review by the Board) on an ongoing basis, including an assessment of the likelihood that a lease will be cancelled. For further information, see "Municipal Leases" in the Statement of Additional Information.

The Fund may invest in floating or variable rate instruments, which provide for interest rate adjustments at specified intervals. Rate adjustments on such securities are usually set at the issuer's discretion, in which case the Fund
would normally have the right to resell the security to the issuer or   its
agent. Alternatively, rate revisions may be determined in accordance with a prescribed formula or other contractual procedure. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase the potential for capital appreciation or depreciation is less than for fixed rate obligations.

The Fund may also acquire put options in combination with the purchase of underlying securities or may separately acquire put options that relate to securities held in the Fund's portfolio. Such put options would give the Fund the right to require the issuer or some other person to purchase the underlying security at an agreed upon price. There is no assurance that the issuer of a put bond acquired by the Fund will be able to repurchase the bond upon the exercise date if the Fund chooses to exercise its right to put the bond back to the issuer.

The Fund may invest in zero coupon municipal bonds. Such bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by reducing its need to use cash for debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such bonds experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. The Fund does not intend to invest more than 25% of its total assets in zero coupon bonds.

The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis, that is, obligate itself to purchase or sell securities with delivery and payment to occur at a later date. Such securities are subject to market fluctuation and the yields on securities so purchased may be lower than those available in the market at the time of delivery. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. The Fund will maintain, in a segregated account with its custodian, cash or liquid high-grade debt securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund acquires securities in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio and not for the purpose of investment leverage. The Fund does not accrue income on securities purchased on a when-issued or delayed delivery basis until delivery occurs. The Fund may enter into delayed delivery sales of securities in order to accommodate purchasers of portfolio securities from the Fund in transactions effected at an advantageous price to the Fund. The Fund will limit its outstanding purchases of securities on a when-issued or delayed delivery basis to no more than 33 1/3% of its total assets.

The Fund may also hold cash that is not earning interest and may invest in short-term obligations issued or guaranteed by the U.S. Government and its agencies or its instrumentalities.

HEDGING

The Fund may engage in certain hedging transactions involving the use of financial futures contracts, options on financial futures or options based on either an index of tax-exempt securities or on debt securities the prices of which, in the opinion of the Adviser, correlate with the prices of the Fund's investments. These hedging transactions are designed to limit the risk of price fluctuations of the Fund's investments.

The Fund may purchase and sell financial futures contracts and related options. Futures contracts on a Municipal Bond Index are traded on the Chicago Board of Trade. This Index is designed to represent a numerical measure of market performance for long-term tax-exempt bonds. The Fund may purchase and sell futures contracts on this Index or any other tax-exempt bond index approved for trading by the Commodity Futures Trading Commission to hedge against general changes in market values of portfolio securities which the Fund owns or expects to purchase. The Fund may also purchase and sell put and call options on index futures for hedging purposes. The Adviser believes that, under certain market conditions, price movements in U.S. Treasury security futures and related options may correlate closely with price movements in tax-exempt securities and may as a result provide significant hedging opportunities for the Fund. The Fund may also purchase and sell futures contracts and related options with respect to such U.S. Treasury securities when the Adviser believes that the price movements of Treasury securities will correlate with price movements in tax-exempt securities.

The Fund will enter into hedging transactions only when it either owns an offsetting position in the underlying securities, options or futures contracts or maintains cash or liquid high-grade debt securities with a value sufficient at all times to cover its obligations. The Fund might not employ any of the strategies herein, and there can be no assurance that any strategy used will succeed. The use of these strategies involves certain special risks, including (1) the fact that the skills needed to use hedging instruments are different from those needed to select the Fund's securities, (2) possible imperfect correlation, or even no correlation, between price movements of the investments being hedged,
(3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or liquidate its hedged position. New financial products and risk management instruments and techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objective and regulatory and tax con-siderations.

The Fund may purchase options on debt securities only if the value of the premiums does not exceed 5% of the Fund's total assets and will not purchase or sell futures contracts or related options if the sum of the amount of initial margin deposits on the Fund's existing futures positions and initial margin deposits and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. These respective guidelines cannot be guaranteed to limit the percentage of the Fund's assets at risk to 5% as to each type of transaction.

See the Statement of Additional Information for further information about futures and options and associated risks.

QUALITY (RATINGS)

The Fund invests in municipal bonds judged by the Adviser to be of investment grade quality. Investment grade bonds are those rated Baa or better by Moody's Investors Service, Inc. ("Moody's"), or BBB or better by Standard & Poor's ("S&P") or Fitch Investor Services, Inc. ("Fitch"). Investment grade bonds have adequate to strong protection of principal and interest payments. Bonds rated Baa are considered by Moody's to be medium grade obligations which lack outstanding investment characteristics and, in fact, have speculative characteristics as well, while municipal obligations rated BBB are regarded by S&P and Fitch as having an adequate capacity to pay principal and interest. Bonds rated BBB or Baa are at the lower end of the investment grade category and may be more sensitive to economic changes and changes in the financial condition of issuers.

The Fund may also invest in unrated obligations determined by the Adviser to be of equivalent quality to the rated securities in which it is permitted to invest. See the Statement of Additional Information for more detailed information concerning securities ratings. If the rating of a bond held by the Fund drops below investment grade or if an unrated bond deemed by the Adviser to be of equivalent quality to investment grade ceases to be considered investment grade, the Fund will normally sell such bond in a reasonable period of time.

In the case of short-term notes, the Fund will invest in notes rated SP-1 through SP-2 by S&P or MIG 1 through MIG 3 by Moody's. In the case of tax-exempt commercial paper, the Fund will invest in such when rated A-l+ through A-2 by S&P or Prime-1 or Prime-2 by Moody's.


MATURITY


The Fund intends to emphasize investments in obligations with long-term maturities in order to maintain an average weighted maturity of 20 to 30 years but will also invest in shorter term obligations. The average weighted maturity may be shortened from time to time depending on market conditions in order to limit market risks. On June 30, 1995, the average weighted maturity of the Fund's portfolio was 13 years.

           DIVERSIFICATION

The Fund will not, as a fundamental policy, with respect to 75% of its assets, invest more than 5% of its assets in securities of any one issuer or acquire more than 10% of the voting securities of any issuer, except securities issued by the U.S. Government or its agencies or instrumentalities. The Fund does not intend to invest in securities backed by letters of credit of any one bank to the extent that such securities constitute more than 10% of the assets of the Fund. For this purpose, the "issuer" of a security is deemed to be the entity whose assets and revenues are committed to the payment of principal and interest on that security, provided that the guarantee of an instrument will be considered a separate security except when the value of all securities issued or guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the total assets of the Fund.

CONCENTRATION

It is possible that the Fund will invest more than 25% of its assets in a particular segment of the municipal bond market such as Hospital Revenue Bonds, Housing Agency Revenue Obligations or Airport Revenue Obligations. This would only be the case if the Adviser determined that the yields available from such obligations justified the additional risks associated with such concentration. Economic, business, political and other developments generally affecting the revenue of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all obligations in such a market segment.

OTHER INVESTMENT RESTRICTIONS

The Fund may not borrow money, except from banks as a temporary measure or for extraordinary or emergency purposes, and then only in amounts not exceeding 10% of its total assets or one third of the value of the Fund's total assets including the amount borrowed. While any borrowing of greater than 5% of assets occurs, the Fund will not purchase additional portfolio securities.
This restriction may not be changed without shareholder approval. The Fund may not invest more than 15% of its assets in securities that are not readily marketable nor may it pledge more than 15% of its assets.

PORTFOLIO MANAGER

Stephen C. Dilbone, Executive Vice President of the Trust, has been primarily responsible for the day-to-day management of the Fund's portfolio since the Fund's inception and has been portfolio manager of the Gradison-McDonald Intermediate Municipal Income Fund since its inception in April 1994. Mr. Dilbone is a First Vice President of Gradison with responsibility for tax-exempt securities trading.


OHIO ECONOMIC CONSIDERATIONS


Because the Fund invests primarily in securities of Ohio issuers, political and economic factors affecting Ohio could affect the creditworthiness and the value of the securities in its portfolio. The Ohio economy, while diversifying more into the service and other non-manufacturing areas in recent years, continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment involved in agribusiness. The State's overall unemployment rate is commonly somewhat higher than the national figure although in recent years the reverse has been true. The unemployment rate and its effects vary among particular geographic areas of the State. Future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, could adversely affect the market value of Ohio obligations held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on those obligations. See the Statement of Additional Information for additional information about Ohio economic considerations.

The public offering price is the net asset value plus a sales charge. The sales charge varies depending on the size of the purchase. The current sales changes are:

                                                                  TOTAL SALES CHARGE                 AMOUNT OF SALES CHARGE
                                                         _____________________________________

                                                         AS PERCENTAGE OF     AS PERCENTAGE OF       REALLOWED TO DEALERS

          SIZE OF TRANSACTION                             OFFERING PRICE      NET ASSET VALUE         AS A PERCENTAGE OF

          AT OFFERING PRICE                                                                             OFFERING PRICE
          Less than $250,000                               2.00%                  2.04%                      2.00%

          $250,000 or more but less than $500,00           1.00%                  1.01%                      1.00%

          $500,000 or more                                 0.00%                  0.00%                      0.00%
____________________________________________________________________________________________________________________________________

PURCHASES AND REDEMPTIONS

HOW TO PURCHASE SHARES

You may purchase shares of the Fund by bringing or mailing funds to McDonald or Gradison, the principal underwriter of the Fund. The minimum investment required to open an account is $1,000 and additional investments must be at least $50. These minimums may, however, be waived for certain group purchases. Purchase orders become effective when the Fund receives the necessary information about your account and provision for payment has been made. No share certificates will be issued. Share purchases are confirmed by issuance of account statements.

Shares are sold at the public offering price based on the net asset value next determined after the Fund receives your order. See the table at the top of this page for additional information about sales charges. The Fund receives the net asset value from purchases. The sales charge is retained by McDonald or reallowed by McDonald to your investment dealer. In accordance with a distribution service plan adopted pursuant to Rule 12b-1, McDonald also receives an annual service fee as Distributor in the amount of .25% of the average net assets of the Fund (see "Distribution Service Plan"). The Fund sells shares without a sales charge to: the trustees of any investment company as to which McDonald is investment adviser (and their families), current and retired employees of McDonald and affiliates (and their families), advisory accounts managed by McDonald or Gradison, and accounts participating in McDonald's Fund Select mutual fund consulting program.

Investors may purchase shares of the Fund without payment of a sales charge to the extent that the investment represents the proceeds of a redemption of any other mutual fund's shares, the purchase of which involved an initial sales charge. Additionally, investors may purchase shares of the Fund without payment of a sales load to the extent that the investment represents the proceeds of a redemption of any other mutual fund, except a Gradison-McDonald fund or a money market fund, so long as the investor has been invested in such fund for at least one year prior to the purchase of Fund shares. Investors must inform Gradison or McDonald of their eligibility for these no sales charge purchases and provide appropriate documentation to demonstrate their eligibility. Call Gradison or McDonald for details.

Within six months of a redemption of shares of the Fund, shareholders may reinvest all or part of the redemption proceeds in shares of the Fund without the payment of a sales charge. The amount which may be so reinvested is limited to an amount up to the redemption proceeds. In order to exercise this privilege, you must make a written request for reinstatement which must accompany the reinvestment. Gradison, McDonald, and the Fund do not assume any responsibility for your receipt of the reinvestment credit in the absence of such written notice from you, or for ensuring that you provide such written notice. This reinstatement privilege can be exercised only once for all or a portion of the shares redeemed. The tax treatment of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified by a reinvestment in the Fund within 30 days before or after


                                                                         Graphic
                                                                          of man
                                                                          on the
                       1 - 8 0 0 - 8 6 9 - 5 9 9 9                         phone
the redemption. See "Taxes." The Fund may amend or cease offering this privilege at any time as to shares redeemed after the date of such amendment or change.


QUANTITY DISCOUNTS

You may be entitled to reduced sales charges through a Combination of Investments, Rights of Accumulation, or a Letter of Intent, even if you do not wish to make an investment of a size that would normally qualify you for a quantity discount. You must notify Gradison or McDonald whenever a quantity discount is applicable to your purchase and, if necessary, provide sufficient information to verify that your purchase qualifies for a discount. Upon such notification, you will receive the lowest applicable sales charge. Gradison, McDonald, and the Fund shall not be responsible for failure to obtain such a quantity discount in the absence of such notification. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, contact Gradison or McDonald.

1. Combination of Investments. You may combine your purchase of shares of the Fund on any day with purchases of shares of the Fund or any other Gradison-McDonald funds sold with a sales charge made by you, your spouse and your children under the age of 21 to qualify for a quantity discount. The aggregate investments of a trustee or custodian for the benefit of you or any of the individuals described above may also be considered in determining whether a reduced sales charge is available.

2. Rights of Accumulation. Under your Rights of Accumulation, in determining the sales charge to be paid for your current purchase you may combine your current purchase with the current public offering price of shares of the Fund or any other Gradison-McDonald funds sold with a sales charge (or the original amount invested, whichever is greater) that are currently owned by you, your spouse, your children under the age of 21, or the aggregate investment of a trustee or other fiduciary, for the benefit of you or any of the individuals described above.

3. Letter of Intent. You may qualify for a reduced sales charge immediately by stating your intention to invest, during a 13-month period, an amount that would qualify you for a reduced sales charge. You may do this by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment you want included under your Letter of Intent. Each investment you make after signing the Letter of Intent will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. A Letter of Intent will apply to all Gradison-McDonald funds sold with a sales charge.


When you sign a Letter of Intent, shares purchased by you with a value of 3% of the amount you specify in the Letter of Intent will be restricted, that is, these shares cannot be sold or redeemed until the Letter of Intent is satisfied or the additional sales charges have been paid. If the total purchases you make under the Letter of Intent, less redemptions, equal or exceed the amount you specify in the Letter of Intent, the shares will no longer be restricted. If the total purchases, less redemptions, exceed the amount you specify, and qualify you for further quantity discount, Gradison or McDonald will, at your request, make a retroactive share adjustment and will apply the adjustment to purchase additional shares of the Fund for your account at the next computed price. If you do not complete your purchases under the Letter of Intent, your sales charge will be adjusted upward, and if, after written notice, you do not pay the increased sales charge, restricted shares will be redeemed to pay such charge. The purchases and share balances of all accounts managed by a particular investment adviser may be aggregated for purposes of determining the quantity discounts discussed above.

HOW TO REDEEM SHARES

You may redeem shares of the Fund without charge or penalty by sending a written redemption request to the Fund identifying the name of the Fund, the account name and number and the number of shares or dollar amount to be redeemed. You may redeem shares by telephone and have the proceeds of your redemption mailed to the address on the Fund's records. All redemptions are effected at the next net asset value calculated after the Fund receives the redemption request in good order. The Fund normally makes payment for redeemed shares within one business day, and, except in extraordinary circumstances, within seven days after receipt of a properly executed redemption request. Shareholders may make special arrangements for wire transfer of redemption proceeds by contacting the Fund in advance of a contemplated share redemption. The Fund reserves the right to delay payment for the redemption of shares where the shares were purchased with a personal check, but only until the purchase payment has cleared, which may take up to 15 days from the day the check is received by the Fund. If you need more immediate access to your investment, you should consider purchasing shares by wire, cash, or other immediately available funds.

All redemption information and authorizations (except those effected by McDonald or Gradison) should be mailed or delivered to Gradison-McDonald Mutual Funds, 580 Walnut Street, Cincinnati, Ohio 45202.

Under extraordinary circumstances, such as periods of drastic economic or market changes, it is possible that you might not be able to reach the Fund by telephone to effect a redemption. In the event of such a situation, you can mail or personally deliver a written redemption request to the Fund's offices. Shareholders who have brokerage accounts with McDonald or Gradison can also request that their Investment Consultant arrange the redemption. The telephone redemption feature may be terminated or modified upon 30 days' notice to shareholders.


The Fund, Gradison, McDonald, and their officers and employees will not be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, in the view of the Securities and Exchange Commission, it may be liable for any losses resulting from unauthorized instructions. Telephone transactions are available to all shareholders automatically.


REDEMPTIONS THROUGH McDONALD AND GRADISON

Investors who maintain brokerage accounts with McDonald or Gradison may redeem shares of the Fund through their Investment Consultant.

EXCHANGES

Shares of the Fund may be exchanged, without administrative fees, for shares of any other Gradison-McDonald fund and for shares of certain Federal and/or
Ohio tax-free or municipal income money market funds.


You may request exchanges by telephoning or writing the Fund. Before making an exchange, you should read the prospectus of the fund in which you are investing which is available upon request. An exchange may not be made from the Fund to the fund in which you are investing unless the shares of such fund are registered for sale in the state in which you reside. Exchanges of Fund shares for shares of funds sold subject to an initial sales charge will be subject to such sales charge except to the extent that a sales charge has previously been paid in connection with the shares. The terms of the exchange feature are subject to change and the exchange feature is subject to termination, both upon 60 days' written notice, except that no notice shall be required under certain circumstances provided for by rules of the Securities and Exchange Commission.


NET ASSET VALUE

The net asset value per share of the Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of shares outstanding. The net asset value is generally computed once daily as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time, on each day when the New York Stock Exchange is open for business and on any other day there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value might be materially affected by changes in the value of portfolio securities.


Securities are valued by using market quotations, prices provided by market makers or pricing services, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost which approximates market value. Other assets are valued at fair value as determined pursuant to procedures approved by the Board.


OPTIONAL SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN

You may arrange for a fixed amount of money to be transferred automatically on a regular basis from your bank or other depository account to your fund account. For additional information, obtain the Gradison-McDonald Automatic Investment Plan form from the Fund.

MONTHLY DISTRIBUTION PLAN

You may elect (on the Account Information Form) to automatically receive cash payments of dividends and/or capital gains distributions. (For this purpose, short term capital gains distributions are considered dividends.) You may change or terminate this option at any time by written notice to the Fund.

AUTOMATIC PAYMENT PLAN

If your account has a value of at least $10,000, you may elect (on the Account Information Form) to have monthly or quarterly payments of a specified amount (but not less than $50) mailed to you or anyone specified on the form. You may change or terminate this option at any time by written notice to the Fund. Because the Fund cannot guarantee that payments will be made on the date specified, the Plan should not be used for time-sensitive payments.

DISTRIBUTIONS

The Fund declares dividends from net investment income daily, immediately prior to the close of business. These dividends are credited to fully paid shares of record at the time of declaration. (Fund shares begin earning dividends on the business day after the Fund receives payment for the purchase of such shares.) Dividends representing the amounts credited to Fund shares are paid monthly. Net realized capital gains, if any, will be distributed at least annually. The Fund distributes substantially all of its net investment income and capital gains (if any) to shareholders each year.

Unless you select the Monthly Distribution Plan, all income dividends and net realized capital gain distributions are automatically paid in additional shares at the net asset value of such shares on the date the dividends or other distributions are payable. There is no sales charge for shares issued in this manner.


TAXES

Federally tax-free interest earned by the Fund is federally tax-free when distributed to you as income dividends. Any taxable income earned on the Fund's investments will be distributed to you as a taxable dividend. If the Fund invests in "private activity" obligations, individuals who are subject to the AMT must report a portion of the Fund's dividends as a tax preference item in determining their Federal income tax liability. Distributions of short-term capital gains are taxable for Federal income tax purposes as dividends, and distributions of net capital gain, when designated as such, are taxable for those purposes as long-term capital gains, regardless of the length of time you have owned your shares. Distributions of any taxable dividends or realized capital gains are taxable when they are paid, whether you take them in cash or additional Fund shares, except that any distributions declared in December and paid in January are treated as if paid on December 31.

The Fund's income dividends will be exempt from the Ohio personal income tax and excluded from the net income base of the Ohio corporation franchise tax except to the extent that such dividends consist of interest from obligations that are neither debt obligations issued by or on behalf of the State of Ohio and its political subdivisions, agencies, and instrumentalities ("Ohio Obligations") or Territorial Obligations. Distributions of short-term and long-term capital gains will also be exempt from the Ohio personal income tax and the net income base of the Ohio corporation franchise tax to the extent that they represent gain from the sale of Ohio Obligations.

Each year, the Fund will provide a statement informing you of the Federal and state income tax status of dividends and other distributions paid during the previous year.

If you purchase Fund shares just before the record date of a distribution of capital gains, you will pay the full price for shares and then receive a portion of the price back as a taxable distribution. Congress may propose to restrict or eliminate the Federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of its portfolio would be adversely affected. In such event, the Fund would reevaluate its investment objective and policies. The Fund is required to withhold 31% of all taxable dividends, capital gain distributions, and redemption proceeds if you do not furnish the Fund with a correct taxpayer identification number and in certain other circumstances.

Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any sales charge paid. An exchange of Fund shares for shares of any other fund generally will have similar tax consequences. However, special rules apply (1) when you dispose of Fund shares through an exchange within 90 days after your purchase and acquire shares of another fund without paying a sales charge, or (2) if you redeem shares of another fund within 90 days after purchase and then acquire Fund shares without paying a sales charge. In these cases, any gain on disposition of shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase Fund shares within 30 days after redeeming other Fund shares at a loss, that loss will not be deductible and will increase the basis of the newly purchased shares.

The foregoing is only a summary of some important generally applicable Federal and state income tax provisions in effect as of the date of this Prospectus; see the Statement of Additional Information for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor.

GENERAL INFORMATION

The Fund is a series of the Gradison-McDonald Municipal Custodian Trust (the "Trust"), which is an Ohio business trust organized under the laws of the State of Ohio by a Declaration of Trust dated June 11, 1992. The Fund is a diversified portfolio of the Trust which is registered with the Securities and Exchange Commission as an open-end management investment company. Each share of the Fund has one vote and represents an equal pro rata interest in the Fund. As an Ohio business trust, the Trust is not required to hold annual shareholder meetings, although special shareholder meetings may be called for purposes such as electing or removing trustees. Special meetings shall be called upon the written request of shareholders owning at least 10% of the outstanding shares of the Fund. Shareholder inquiries should be directed to the telephone number or address of the Fund listed on the first page of this Prospectus.

MANAGEMENT OF THE FUND

The Board is responsible for the direction and supervision of the Fund's operations. McDonald acts as the Fund's investment adviser and principal underwriter. McDonald is a wholly owned subsidiary of McDonald & Company Investments, Inc., McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114. Subject to the authority of the Board, McDonald manages the investment and reinvestment of the assets of the Fund, and provides its employees to act as the officers of the Fund who are responsible for the overall management of the Fund. McDonald is an investment adviser and a securities broker-leader. McDonald, through its Gradison Division, including Gradison's predecessor, has served as investment adviser to investment companies since 1976.

The Fund pays the Adviser a fee of one half of 1% of its average daily net assets for acting as its investment adviser. Gradison acts as the Fund's transfer agent, dividend disbursing agent, and accounting services provider. For providing such services, Gradison receives an annual fee of $26.50 per shareholder non-zero balance account plus out of pocket costs for acting as transfer agent and dividend disbursing agent and an accounting services fee of
 .035% of the first $100 million of average daily net assets, .025% of the next $100 million of average daily net assets, and .015% of average daily net assets in excess of $200 million, with a minimum fee of $48,000 per year. Gradison's address is 580 Walnut Street, Cincinnati, Ohio 45202.

All expenses not specifically assumed by the Adviser, Transfer Agent, or Distributor and incurred in the operation of the Fund are borne by the Fund. These include expenses for: printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities; registration, filing and similar fees; legal expenses; auditing and accounting expenses; taxes and other fees; brokers' commissions chargeable to the Fund in connection with securities transactions; expenses of Trustees who are not affiliated with the Adviser; expenses of Shareholders' and Trustees' meetings; and fees and other expenses incurred by the Fund in connection with its membership in any organization. The Fund reimburses the Adviser for all costs, direct and indirect, which are fairly allocable to services performed by the Adviser's employees for which the Fund is responsible.

McDonald may, from time to time, agree to waive the receipt of management or transfer agent fees from the Fund and/or reimburse the Fund for other expenses in order to limit the Fund's expenses to a specified percentage of average net assets. Waiver and reimbursement arrangements, which may be terminated at any time without notice, will increase the Fund's yield. If McDonald discontinues a waiver or reimbursement arrangement, the Fund's expenses will increase and its yield will be reduced. McDonald retains the ability to be repaid by the Fund for fees waived and expenses reimbursed if expense ratios fall below the specified limit prior to the end of the fiscal year. McDonald may waive or reimburse fees in a greater amount than is required by an applicable fee waiver arrangement.

DISTRIBUTIONS SERVICE PLAN

Under the terms of a distribution service plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays to McDonald as Distributor a service fee at the annual rate of one quarter of 1% of the average daily net assets of the Fund. Such fee is calculated on a daily basis and paid to the Distributor monthly. The service fee is paid as compensation to the Distributor for providing personal services to shareholders of the Fund, including responding to shareholder inquiries and providing information to shareholders about their Fund accounts. The service fee is a fixed fee which may be more or less than the Distributor's expenses for rendering these services. The Distributor may use the fee to make payments to authorized dealers, including Gradison and McDonald, for providing these services to Fund shareholders.

PERFORMANCE CALCULATIONS


From time to time the fund may advertise its "yield," "taxable equivalent yield," and "total return." Both yield and total return figures are based on historical figures and are not intended to indicate future performance. The yield of the Fund is computed by dividing the net investment income per share during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of the six-month period. The Fund's taxable equivalent yield is the yield that a taxable investment would have to generate in order to equal the Fund's yield for an investor in a stated tax bracket.

The total return of the Fund (including the effect of deduction of the maximum 2% sales charge) refers to the average annual compounded rate of return over specified time periods (which periods will be stated in the advertisement) that would equate an initial amount of money invested in the Fund (prior to deduction of the sales charge) at the beginning of a stated period to the ending redeemable value of the investment. The Fund may also calculate a total return which assumes that no sales charge was charged on the initial investment and aggregate total returns over various periods of time. the calculations of total return assume the payment of all dividends and other distributions in additional Fund shares.

The Fund may also advertise performance rankings assigned to it by organizations which evaluate mutual fund performance such as Lipper Analytical Securities Corp. It may also advertise "ratings" assigned to it by organizations such as Morningstar, Inc.

The Fund's Annual Report to Shareholders contains additional performance information and will be made available upon request without charge.

             GRADISON-MCDONALD OHIO TAX-FREE INCOME FUND

             GRADISON-MCDONALD MUNICIPAL CUSTODIAN TRUST

___________________________________________________________________________


                      STATEMENT OF ADDITIONAL

                           INFORMATION

___________________________________________________________________________



For information, call: 579-5700 from Cincinnati, Ohio

Toll free (800) 869-5999 from outside Cincinnati

Information may also be obtained from the Fund at:
580 Walnut Street
Cincinnati, Ohio  45202

___________________________________________________________________________


       This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated November 1, 1995, which has been filed with the Securities and Exchange Commission. The Prospectus is available upon request without charge from the Fund at the above address or by calling the phone numbers provided above.






The date of this Statement of Additional Information is November 1, 1995.

CONTENTS
---


                                             Page       Location in Prospectus
INVESTMENT POLICIES AND RESTRICTIONS  . . . .  4        Investment Objective
       Diversification  . . . . . . . . . . .  5
       Tax-Exempt Securities Ratings . . . .   6

FACTORS RELATING TO OHIO  . . . . . . . . . .  7        Ohio Economic Considerations

HEDGING STRATEGIES  . . . . . . . . . . .  . .12        Investment Objective
       Special Risks of Hedging Strategies  . 13
       Additional Information
         About Hedging Transactions . . . . . 15
       Options  . . . . . . . . . . . . . . . 15
       Guidelines for Options . . . . . . . . 17
       Futures  . . . . . . . . . . . . . . . 18
       Guidelines for Futures and
         Related Options  . . . . . . . . . . 20

MUNICIPAL LEASES  . . . . . . . . . .  . . . .20        Investment Objective

PURCHASE OF SHARES  . . . . . . . . . .  . .  21        Quantity discounts

LETTERS OF INTENT   . . . . . . . .. . ... . .22        How to Purchase Shares

REDEMPTION OF SHARES  . . . . . . . . .. .. . 22        How to Redeem Shares;
                                                        Redemptions through
                                                        Gradison and McDonald
DAILY DISTRIBUTIONS - ACCOUNTING PRINCIPLES. .23        Distributions

TAXES . . . . . . . . . . . . . . . . ... . ..23        Taxes
       Federal  . . . . . . . . .  . . . . . .23
       Ohio State and Local Tax Matters .. . .26

NET ASSET VALUE . . . . . . . . .  . . . . . .27        Net Asset Value

PURCHASE OF FUND SHARES . . . . .  . . . . . .27        How to Purchase Shares

PORTFOLIO TRANSACTIONS  . . . . . .  .. . . . 28

INVESTMENT ADVISER  . . . . . . . . .  . . . .30        Management of the Fund
       Advisory Agreement . . . . . . . . . . 31
       Master Distribution Agreement  . . . . 32
       Distribution Service Plan  . . . . . . 32

       Transfer Agent and
         Accounting Services Agreement  . . . 34
       Other Compensation Paid/
         Reimbursement Made to the Adviser  . 34

TRUSTEES AND OFFICERS OF THE TRUST  . . . . . 34

DESCRIPTION OF THE TRUST  . . . . . . . . . . 36        General Information

CUSTODIAN . . . . . . . . . . . . . . . . . . 38

INDEPENDENT PUBLIC ACCOUNTANTS. . . . . . . . 38

LEGAL COUNSEL . . . . . . . . . . . . . . . . 38

EXCHANGES . . . . . . . . . . . . . . . . . . 39        Exchanges

TELEPHONE ACCESS TO ACCOUNT
 INFORMATION . . . . . . . . . . . . . . . .  39

PERFORMANCE CALCULATIONS  . .. . . . .  . . . 39

APPENDIX A  . . . . . . . . . . . . . . . . . 41


REPORT OF INDEPENDENT PUBLIC
 ACCOUNTANTS AND FINANCIAL STATEMENTS  Following Page 42

SALES BROCHURE INFORMATION . . . . . . Following Financial Statements

INVESTMENT POLICIES AND RESTRICTIONS

       Gradison-McDonald Ohio Tax-Free Income Fund (the "Fund") invests primarily in securities issued by state and local municipalities the interest from which is free from Federal income tax and Ohio state personal income tax. In addition to the investment restrictions described in the Prospectus, the Fund has adopted the following investment restrictions and limitations, which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. (See "Description of the Trust.") The Fund will not:

 (1) Borrow money, except from banks or as a temporary measure or for extraordinary or emergency purposes such as to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous and not for leverage purposes, and then only in amounts not exceeding 10% of the total assets of the Fund at the time of the borrowing or one third of the value of the Fund's total assets including the amount borrowed. Any borrowing that comes to exceed 33 1/3% of the Fund's total assets by reason of a decline of net assets will be reduced to the extent necessary to comply with the 33 1/3% limitation. While any borrowing of greater than 5% of the assets occurs, the Fund will not purchase additional portfolio securities;

 (2) Make loans, except that the purchase of securities as allowed by the Fund's investment objective and other investment restrictions and the entering into of repurchase agreements shall not be prohibited by this restriction;

 (3) Purchase or sell real estate. The purchase of securities secured by real estate which are otherwise allowed by the Fund's investment objective and other investment restrictions shall not be prohibited by this restriction;

 (4) Underwrite the securities of other issuers, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in connection with the acquisition of portfolio securities;

 (5) Purchase or sell commodities or commodity contracts or interests in oil, gas or other mineral exploration or development programs. The purchase or sale of financial futures contracts or options on financial futures contracts for the purposes and within the limits set forth in the Prospectus and this Statement of Additional Information shall not be prohibited by this restriction;

 (6) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent that such issuance might be involved with respect to borrowings subject to item (1) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement and provided that the Fund may issue shares of additional series or classes that the Trustees may establish.

       The following limitations are not fundamental and may be changed without shareholder approval: (1) With respect to the purchase of securities of other investment companies, the Fund will not (a) purchase more than 3% of the outstanding voting shares of an investment company; (b) invest more than 5% of its assets in securities of any one investment company; or (c) invest more than 10% of its assets in securities of all investment companies. (2) The Fund will not make short sales of securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin. (3) The Fund will not purchase or retain in its portfolio any securities issued by an issuer, if to the Fund's knowledge, those Trustees and officers of the Trust or of the Fund's investment adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities. (4) The Fund will not mortgage, pledge or hypothecate securities in amounts exceeding 15% of the value of the assets of the Fund (taken at market value). Notwithstanding this restriction the Fund may enter into "when issued" and "delayed delivery" transactions. The deposit of underlying securities and other assets in escrow or other collateral arrangements in connection with the writing of options or margin for futures contracts or options on futures contracts are not deemed to be pledges or hypothecations subject to this restriction. (5) The Fund may not invest more than 15% of its assets in the aggregate in securities of unseasoned issuers which with their predecessors have had less than three years of continuous operations and in securities subject to legal restrictions upon resale.

       If a percentage restriction set forth above is met at the time of investment, a later movement above the restriction level resulting from a change in the value of securities held by the Fund will not be considered a violation of the investment restriction.

DIVERSIFICATION

       A bond for which the payments of principal and interest are secured by an escrow account of securities backed by the full faith and credit of the U.S. Government (defeased) as described in the SAI will not be treated as an obligation of the original municipality for purposes of determining concentration. When a security is insured by bond insurance, it is not considered a security guaranteed by the insurer and there is no limit on the percentage of the Fund's assets that may be invested in securities insured by a single insurer.

TAX-EXEMPT SECURITIES RATINGS

       Moody's Investors Services, Inc. ("Moodys"), Standard & Poor's ("S&P"), and Fitch Investors Services, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations, including issues of municipal securities. A description of the investment grade ratings assigned to municipal securities and tax-free commercial paper is set forth below. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, interest rate and rating may have different market prices.

MUNICIPAL BONDS - Tax-exempt bonds rated Aaa and Aa by Moody's comprise what are generally known as "high grade bonds". Tax-exempt bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations". Factors giving security to principal and interest of A-rated tax-exempt bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The Baa rating is assigned to "medium grade" obligations by Moody's. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Tax-exempt bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest. Tax-exempt bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by S&P, indicates an adequate capacity to pay principal and interest. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for Municipal Obligations in this category than for Municipal Obligations in the A category.

       Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated A by Fitch are considered to investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

SHORT-TERM NOTES - Moody's MIG1/VMIG1 rating denotes best quality characterized by strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Moody's MIG2/VMIG2 denotes high quality with ample margins of protection. MIG3/VMIG3 denotes favorable quality. While all security elements are accounted for there is lacking the undeniable strengths of MIG1/VMIG1 and MIG2/VMIG2. Moody's ratings MIG1/VMIG1-MIG3/VMIG3 are all investment grade ratings. S&P's rating of SP-1 reflects very strong or strong capacity to pay principal and interest. S&P's SP-2 rating reflects satisfactory capacity to pay principal and interest.

TAX-FREE COMMERCIAL PAPER - Issuers rated Prime-1 by Moody's (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets; and assured sources of alternate liquidity.

       Issuers rated Prime-2 by Moody's (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.
This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample liquidity is maintained.

A-1 - (S&P) This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".


FACTORS RELATING TO OHIO

       As described above, and except to the extent investments are in temporary investments, or invested in the limited amounts described in the

Prospectus in obligations of the governments of Puerto Rico, Guam, and the U.S. Virgin Islands, the Fund will invest substantially all of its net assets in obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Fund is therefore susceptible to political, economic or regulatory factors that may affect issuers of Ohio Obligations. In addition, the specific Ohio Obligations invested in are expected to change from time to time. The following information constitutes only a brief summary of some of the many complex factors that may affect the financial situation of issuers in Ohio, and is not applicable to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements published in connection with the issuance of securities of certain Ohio issuers and from other publicly available documents, and is believed to be accurate. No independent verification has been made of any of the following information.

       The creditworthiness of Ohio Obligations of local Ohio issuers is generally unrelated to that of obligations issued by the State itself, and generally there is no responsibility on the part of the State to make payments on those local obligations. There may be specific factors that are from time to time applicable in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers, and it is possible the investment will be in particular Ohio Obligations or in those Obligations of particular issuers as to which those factors apply. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issue or issuer of Ohio Obligations.

       Ohio is the seventh most populous state, with a 1990 Census count of 10,847,000 indicating a 0.5% population increase from 1980.

       The Ohio economy while diversifying more into the service and other nonmanufacturing areas, continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.


       The State's overall unemployment rate has commonly been somewhat higher than the national figure. However, Ohio reported 1994 average monthly rate of 5.5%, compared to the national figure of 6.1% and l993 average monthly rate of 6.5% compared to the national figure of 6.8% The unemployment rate and its effects vary among particular geographic areas of the State.

       There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.


       The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending a fiscal year ending June 30 (FY) or biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which personal income and sales-use taxes are the major revenue sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to economic conditions, with the FY-ending balance reduced during less favorable economic periods and increased during more favorable economic periods. The State has established procedures for, and has timely taken, necessary actions to ensure a resource/expenditure balance during less favorable economic periods. These include general and selected reductions in appropriations spending; none have been applied to appropriations needed for debt service or lease rentals on any State obligations.


       As a first step of addressing a $520,000,000 GRF shortfall for Fiscal Year 1993 then estimated by the Office of Budget and Management (OBM), the Governor ordered selected GRF appropriations reductions totaling $300,000,000 effective July 1, 1992, expressly excluding appropriations for primary and secondary education and for debt service (including lease rental appropriations.) Subsequent executive and legislative actions provided for positive biennium-ending GRF balances.


    The GRF appropriations act for the 1994-1995 biennium provided for total GRF biennial expenditures of approximately $30.7 billion. Authorized expenditures in Fiscal Year 1994 were 9.2% higher than in Fiscal Year 1993 (taking into account F fiscal Year 1993 expenditures reductions), and for Fiscal Year 1995 are 6.6% higher than in Fiscal Year 1994.

    The first year of the biennium, Fiscal Year 1994, ended with a GRF fund balance of over $560,000,000, permitting an additional $260,300,000 to be deposited in the BSF. Actual Fiscal Year 1994 expenditures were 3.3% below those authorized, primarily as the result of lower than expected Medicaid spending, In addition, tax receipts (primarily auto sales and use tax) were significantly above estimates.

    The biennium ending GRF fund balance was $928,000,000. Of that, $70,000,000 has been retained as an unreserved and undesignated balance, and $858,000,000 transferred into various funds, including $535,200,000 into the Budget Stabilization Fund (which has a current balance of $828,300,000).

    The GRF appropriations act for the current biennium was passed on June 28, 1995 and promptly signed (with, however, selective vetoes) by the Governor. That act provides for total GRF biennial expenditures of approximately $33,5 billion, with the following examples of GRF biennial expenditure increases over those expenditures for the prior biennium for certain major programs: higher education, 13.1%; mental health and mental retardation, 4.8%; primary and secondary education, 15.4%; human services, 9.5%; justice and corrections, 28%.

    Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the related appropriations bill as introduced, and in the bill's versions as passed by the House and the Senate and in the act as passed and signed. the same is true for the separate Department of Transportation/Department of Public Safety and Bureau of Workers' Compensation appropriations acts, contained lease-rental appropriations for certain OBA-financed ODOT/DPS and BWC projects.

    In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70,000,000, has been transferred to a variety of funds, including $535,200,000 to the BSF. $322,800,000 was transferred to other funds, including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.


    The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by current provisions of the State Constitution. The State may incur debt to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception in both cases is for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)


    By thirteen constitutional amendments, the last adopted in 1993, Ohio voters have authorized the incurrence of State debt to which taxes or excises were pledged for payment. At July 1, 1995, $781 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding, with the only such State debt then still authorized to be incurred being portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($30.3 million outstanding); and (b) of $1.2 billion of obligations for local infrastructure improvements, no more than $120 million may be issued in any calendar year ($701 million outstanding).


    The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which are not given the right to have excises or taxes levied to pay debt services. Those special obligations include bonds and notes issued by, among others, the Ohio Public Facilities Commission and the Ohio Building Authority; approximately $5.0 billion of those obligations were outstanding at July 1, 1995.


    A 1990 constitutional amendment authorizes greater State and political subdivision participation in the provision of individual and family housing, including borrowing for the purpose. The General Assembly may for the purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts, although the obligations may not be supported by the State's full faith and credit.

    The General Assembly has placed on the November 1995 ballot a proposed constitutional amendment that would extend the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose) and authorize additional highway bonds. The latter would supersede the current $500,000,000 highway bonds authorization, and would authorize not more than $1.2 billion to be outstanding at any time and not more than $220,000,000 to be issued in a Fiscal Year. It cannot be predicted whether this amendment will be approved by the electors.

    Common resolutions are pending in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt. The proposal would authorize, among other things, the issuance of general obligation State debt for a variety of purposes, with debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding Fiscal Year's GRF expenditures. It cannot be predicted whether any such amendment will be submitted, or, if submitted, approved by the electors.

    State and local agencies issue revenue obligations that are payable from revenues from or relating to certain facilities, which obligations are not "debt" within constitutional provisions or payable from taxes. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.


    Local school districts in Ohio receive a major portion (on a statewide basis, recently approximately 44%) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 115 districts income taxes, for significant portions of their budgets. Litigation is pending, similar to that in other states, questioning the constitutionality of Ohio's system of school funding. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash needs borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed; in FY 1995 under this program 29 districts borrowed a total of $71.1 million (including over $27 million by one district), and in FY 1994 borrowings totaling $41.1 million were approved.


     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, established procedures provide for a joint State/local commission to monitor the municipality's fiscal affairs, and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages, in 18 of which the fiscal situation has been resolved and the procedures terminated.

    At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes unlimited as to amount or rate.


HEDGING STRATEGIES

       As discussed in the Prospectus, the Adviser may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's portfolio. The particular Hedging Instruments are described in Appendix A to this Statement of Additional Information. Any income realized from the use of options and futures would be taxable to shareholders.

    Hedging strategies can be broadly categorized as "short hedges" and "long hedges". A short hedge is a purchase or sale of a Hedging Instrument intended to partially or fully offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on debt securities may be used to hedge either individual securities or broad market sectors.

    The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes".


    In addition to the products, strategies and risks described below, the Adviser may discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.


SPECIAL RISKS OF HEDGING STRATEGIES

       The use of Hedging Instruments involves special consideration and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

       (1) Successful use of most Hedging Instruments depends upon the Adviser's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the Adviser is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

       (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

       (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

       (4) As described below, the Fund might be required to maintain assets as "cover", maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the opposite party to the transaction to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

ADDITIONAL INFORMATION ABOUT HEDGING TRANSACTIONS

       The Fund will not use Hedging Instruments for speculative purposes or for purposes of leverage. Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash or liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

    Assets held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS

    The Fund may purchase put and call options, and write (sell) covered call options and covered put options, on debt securities. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge.

    Writing a covered call option serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    Writing a put option serves as a limited long hedge because increases in the value of a security the Fund intends to purchase would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options purchased by the Fund that expire unexercised have no value.

    The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

    The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the contra-party) to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

       The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra-party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra-parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

    If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit and would be unable to limit its losses prior to expiration. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised. The inability to enter into a closing purchase transaction for a put option written by the Fund could also cause material losses because the price of the security underlying the option could continue to decline.

       As options on indexes of municipal and nonmunicipal debt securities become available, the Fund may purchase and write put and call options on such indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities markets (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

       Because of the limited availability of options on municipal securities, the Adviser may deem it in the best interest of the Fund to engage in transactions using exchange-traded options on U.S. government securities. Options on U.S. Treasury bonds, bills and notes are currently so traded; additional contracts are likely to be developed. In the opinion of the Adviser, there is a high degree of correlation between the prices and interest rates of U.S. government securities and those of municipal securities. Therefore, the Adviser believes that options on U.S. government securities could serve as an effective proxy for options on municipal securities. Therefore, the Fund's options activities may also include options on U.S. government securities traded on national securities exchanges.

GUIDELINES FOR OPTIONS

       In view of the risks involved in using the options strategies described above, the Trust's Board of Trustees has determined that the Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets. This guideline may be modified by the board without shareholder vote. Adoption of this guideline cannot be guaranteed to limit the percentage of the Fund's assets at risk to 5%.

FUTURES

    The Fund may purchase and sell municipal bond index futures, municipal debt futures and other interest rate futures contracts. The Fund may also purchase put and call options and write put and covered call options on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

       Interest rate futures contracts also can be used to manage the average duration of the Fund's portfolio. If the Adviser wishes to shorten the average duration of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Adviser wishes to lengthen the average duration of the Fund, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

    The Fund may enter into interest rate futures contracts as a hedge against or to minimize adverse principal fluctuations or as an efficient means of regulating the Fund's exposure to the municipal bond market. The Fund could sell interest rate futures as an offset against the effect of expected increases in interest rates and purchase such futures as an offset against the effect of expected declines in interest rates.

       It is possible that the Fund's hedging activities will occur primarily through the use of municipal bond index futures contracts because the uniqueness of that index contract should better correlate with the Fund's portfolio and thereby be more effective. However, it is also possible that it may be deemed in the best interest of shareholders to use futures contracts on U.S. Treasury bonds, bills or notes, and the Fund reserves the right to use such futures contracts at any time. Use of these futures could occur, as an example, when both the U.S. Treasury bond futures contract and municipal bond index futures contract are correlating well with municipal bond prices, but the U.S. Treasury bond futures contract is trading at a more advantageous price making the hedge less expensive with the U.S. Treasury bond futures contract than would be obtained with the municipal bond index futures contract.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market". Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund had insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

       Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions and options thereon only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

    Under the circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

    Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

GUIDELINES FOR FUTURES AND RELATED OPTIONS

In view of the risks involved in using the futures and options strategies that are described above, the Trust's Board of Trustees has determined that the Fund will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and initial margin deposits and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. This guideline may be modified by the board without shareholder vote. Adoption of this guideline cannot be guaranteed to limit the percentage of the Fund's assets at risk to 5%.

       In addition, the Fund has represented to the CFTC that it will use futures contracts and options thereon solely in bona fide hedging transactions or under other circumstances permitted by the CFTC.


MUNICIPAL LEASES

       As described in the Prospectus, the Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "municipal leases) of a municipal authority or entity. Although municipal leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain municipal leases contain "nonappropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation municipal leases are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize the special risks associated with such securities by not investing more than 10% of its assets in municipal leases that contain nonappropriation clauses. In evaluating investments in municipal leases with nonappropriation clauses, the Adviser will consider such factors as whether (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past,(5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. Municipal leases provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Fund. With respect to evaluating the credit quality of a municipal lease the Adviser will consider: whether a lease can be canceled; the level of assurance that leased assets can be sold; the strength of the lessee's general credit; the potential for an event of nonappropriation; and the legal recourse in the event of a failure to appropriate.

    The Trust's Board of Trustees has established the following guidelines for determining the liquidity of municipal leases in the Fund's portfolio, and subject to review by the Board, has delegated that responsibility to the Adviser. When evaluating the liquidity of Municipal Leases, the Adviser, pursuant to procedures established by the Board, considers all relevant factors, including frequency of trading, availability of quotations, the number of dealers and their willingness to make markets, the nature of trading activity and the assurance that liquidity will be maintained.


PURCHASE OF SHARES

    The Fund reserves the right to impose a charge of $15 for any purchase check returned to the Fund as uncollectible and to collect such fee by redeeming shares of the Fund from such shareholder's account.

    The Fund reserves the right to limit the amount of any purchase and to reject any purchase order. Shares of the Fund are offered continuously; however, the offering of shares of the Fund may be suspended at any time and resumed at any time thereafter. The Fund intends to waive the initial and subsequent purchase minimums for employees of McDonald & Company

Securities, Inc. which through its Gradison Division acts as the Fund's Adviser and Distributor.


LETTERS OF INTENT (SEE "QUANTITY DISCOUNTS" IN THE PROSPECTUS)

    If the total purchases, less redemptions, exceed the amount you specify, and qualify you for a further quantity discount, Gradison or McDonald will, at your request, make a retroactive sales charge adjustment and will apply the adjustment amount to purchase additional shares of the Fund, and, if applicable, the shares of other Gradison-McDonald funds sold with a sales charge, for your account at the next computed price. For example:

       1. You executed a Letter of Intent for $100,000 of shares and were, therefore, charged a $2,000 sales charge on purchases in that amount;

       2. During the existence of the Letter of Intent you subsequently purchased an additional $400,000 of shares thereby qualifying for purchases at $0 sales charge;

       3. You will receive an adjustment of $2,000, the sales charge you paid on the $100,000 purchase, since you reached the $500,000 purchase level during the existence of the Letter of Intent. The $2,000 will be applied to purchase additional shares for your account at the next computed price.


REDEMPTION OF SHARES

       The Fund may suspend the right of redemption or may delay payment (a) during any period when the New York Stock Exchange is closed other than for customary weekend and holiday closings, (b) when trading in markets normally utilized by the Fund is restricted, or an emergency exists (determined in accordance with the rules and regulations of the Securities and Exchange Commission) so that disposal of the securities held in the Fund or determination of the net asset value of the Fund is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders.

       The Fund transmits redemption proceeds only to shareholders names and addresses on its records (or which it has otherwise verifies), provides written confirmation of all transactions initiated by telephone (either immediately or by monthly statement, depending on the circumstances), and requires identification from individuals picking up checks at its office.

DAILY DISTRIBUTIONS - ACCOUNTING PRINCIPLES

       The distribution declared by the Fund each day will normally be in an amount equal to that day's proportionate share of the estimated net investment income for the applicable monthly period, plus, for certain periods, undistributed amounts of such income from prior periods, minus, for certain periods, amounts to provide a reserve of undistributed income which could be paid in subsequent months, divided by the number of days in that period. The amount of the daily distribution will generally differ from the Fund's daily book net income computed in accordance with generally accepted accounting principles. Estimated net investment income for any period will be based on the Adviser's projections of accrued interest income during such period less projected expenses of the Fund to be accrued for such period. This procedure may enable the Fund to avoid fluctuations in the total daily distributions from period to period and to minimize the possibility of making distributions from paid-in capital or other capital sources. The reserve may increase the net asset value of the Fund's shares, thereby causing shareholders to realize higher capital gains or lower capital losses upon redemption. On occasion, the Fund may make distributions which constitute the return of capital to shareholders.

       For example, if the Adviser estimates that net investment income for a 31-day month will be $.085 per share, and if the Fund has a reserve of $.01 per share of undistributed income, the daily distribution might be initially established at $.09/31 per share for each day during such month, leaving a reserve of $.005 per share available for distributions in subsequent months if such estimates are accurate. The Adviser may revise its estimates of the monthly amounts of such income, in which case the subsequent daily distributions during such month may be revised accordingly.


TAXES

FEDERAL

       The Fund has qualified and intends to qualify in the future for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code") and to qualify to pay "exempt-interest" dividends. By so qualifying, the Fund will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of any taxable net investment income and net short-term capital gain) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to Fund shareholders. In order to continue qualify for treatment as a RIC under the Internal Revenue Code of 1986, as amended ("Code"), the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its net interest income excludable from gross income under Section 103(a) of the Code, and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loan, and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options, or futures that were held for less than three months ("Short-Short Limitation"); and (3) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets, and (b) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

       Dividends paid by the Fund will qualify as exempt-interest dividends, and thus will be excludable from gross income by its shareholders, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under Section 103(a); the Fund intends to satisfy this requirement. The aggregate dividends excludable from the shareholders' gross income may not exceed the Fund's net tax-exempt income.

       If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any allowable loss will be treated as long-term capital loss to the extent of any capital gain distributions received on those shares. Distributions of the portion of the gain on bonds purchased at a discount after April 30, 1993, are taxable for Federal income tax purposes as dividends.

       Interest on indebtedness incurred or continued to purchase or carry Fund shares will not be deductible for Federal income tax purposes to the extent that the Fund distributes exempt-interest dividends. Purchases of Fund shares may be deemed to have been made with borrowed funds even though those funds are not directly traceable to the purchase of those shares. Exempt-interest dividends paid by the Fund are includable in your tax base for determining the taxability of social security and railroad retirement benefits. Shares of the Fund may not be an appropriate investment for "substantial users" of certain facilities financed by private activity bonds in which the Fund may invest because interest on such bonds will not be exempt from Federal income tax for such users and their related persons.

       Tax-exempt interest attributable to certain private activity bonds (including, in the case of a RIC, such as the Fund, receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to such bonds.

       The Fund may acquire zero coupon municipal securities, which are securities issued with original issue discount. As the holder of those securities, the Fund must accrue a portion of the original issue discount during the taxable year, even if it receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its tax-exempt income, including any original issue discount, in order to qualify for treatment as a RIC, the Fund may be required in some years to distribute as a dividend an amount that is greater than the total cash it actually receives. Those distributions will be made from the Fund's other cash assets or from proceeds of sales of portfolio securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or options or futures, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

       The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith by the Fund. Income from transactions in options and futures derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts will be subject to the Short-Short Limitation if they are held for less than three months.

       If the Fund satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund may, when it engages in hedging transactions, seek to qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Funds' hedging transactions. To the extent this treatment is not available, the Fund may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

OHIO STATE AND LOCAL TAX MATTERS

       The following reflects Ohio law as of the date of this Statement of Additional Information.

       Individual shareholders who are subject to the Ohio personal income tax, Ohio school district income tax or Ohio municipal income tax will not be subject to such taxes on distributions received from the Fund to the extent such distributions consist of interest on or gain from the sale of debt obligations issued by or on behalf of the State of Ohio and its political subdivisions, agencies, and instrumentalities. ("Ohio Obligations") provided that the Fund continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations, or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxation that these requirements are satisfied.
Gain recognized by such individual shareholders on the sale of shares of the Fund will be subject to the Ohio personal income tax and Ohio school district income tax; such gain may be subjected to municipal income tax only by those three Ohio municipalities (Indian Hill, Wickliffe and Wyoming) that are authorized by State law to tax intangible income.

       Corporate shareholders that are subject to the Ohio corporation franchise tax will not be required to include distributions received from the Fund in their net income base for purposes of calculating their Ohio corporation franchise tax liability to the extent that such distributions are either excluded from gross income for federal income tax purposes or consist of interest on or gain from the sale of Ohio Obligations. However, corporate shareholders will be required to include gain recognized on the sale of shares of the Fund in their net income base for purposes of calculating their liability for such tax. In addition, shares of the Fund will be includable in the computation of net worth for purposes of such tax. Corporate shareholders that are subject to Ohio municipal income tax will not be subject to such tax on distributions received from the Fund to the extent such distributions consist of interest on or gain from the sale of Ohio Obligations but may be subject to such tax on gain from the sale of shares of the Fund in those three Ohio municipalities that are authorized by State law to tax intangible income.

       Distributions from the Fund that consist of interest on obligations of the United States or the government of Puerto Rico, the Virgin Islands or Guam or their authorities or instrumentalities are exempt from Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes and are excluded from the net income base of the Ohio corporation franchise tax to the same extent that such interest would be so exempt or excluded if the obligations were held directly by the shareholders.

       The Fund is not subject to the Ohio personal income tax, Ohio school district income taxes, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax, provided that, with respect to the Ohio corporation franchise tax and the Ohio dealers in intangibles tax, the Fund satisfies an annual reporting requirement imposed by the Ohio Revised Code.


NET ASSET VALUE

       The net asset value of the Fund is calculated once daily Monday through Friday except on days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares and except on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day Observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, Columbus Day, Martin Luther King Jr. Day, and Veteran's Day.

       The assets and liabilities of the Fund are determined in accordance with generally accepted accounting principles and the applicable rules and regulations of the Securities and Exchange Commission.


PURCHASE OF FUND SHARES (SEE "HOW TO PURCHASE SHARES" IN THE PROSPECTUS)

       The difference in the price at which the Fund's shares are offered due to scheduled variations in sales charges as a percentage of both offering price and amount invested, as described in the Prospectus under the caption "How To Purchase Shares", results from cost savings inherent in economy of size. Management of the Fund believes that costs and expenses of sales efforts of the Fund's principal underwriter and broker-dealers tend to decrease as the size of the purchase order increases. It is for this reason that the sales charges as a percentage of the offering price and of the amount invested are reduced with respect to "breakpoint" purchases and Letter of Intent and Rights of Accumulation privileges, all as stated in the Prospectus. In addition, because the exchange privilege is available to all investors whose objectives may have changed and because it is such investors who initiate the exchange, no additional sales expenses are incurred, and accordingly, these savings are passed on to the investor in the form of a net asset value purchase when they have previously paid a sales load to another fund advised by the Adviser. No significant sales effort is necessary for sales of shares at net asset value to trustees of mutual funds as to which Gradison or McDonald act as an investment adviser (and their families), current and retired employees of the Fund's investment adviser, and investment advisory accounts managed by Gradison or McDonald. With respect to sales at net asset value to investors who purchase Fund shares with the proceeds of redemptions from other mutual funds as to which they have previously paid a sales charge, such waiver of the Fund's charge is necessary to compensate such investors for the fact that they have previously paid a sales load on their investment. Sales are made to investors who have owned mutual fund shares for a year or more (where the proceeds of disposition of such shares are used to purchase Fund shares) without payment of a sales load as an additional inducement for purchase of Fund shares.


PORTFOLIO TRANSACTIONS

         The Adviser is responsible for making the Fund's portfolio decisions, including allocation of the Fund's brokerage business and negotiation of brokerage commissions, subject to policies established by the Board of Trustees. The Fund places orders for transactions with a number of brokers and dealers. Most of the Fund's purchases and sales of portfolio securities are principal transactions with securities dealers and underwriters. Since the Fund's inception it has incurred no brokerage commissions. Purchases of securities from underwriters, however, include a concession paid by the issuer to the underwriter and purchases or sales of securities from/to a dealer include a spread between the bid and ask prices.

       In purchasing and selling portfolio securities, it is the policy of the Fund to select brokers and dealers so as to obtain the most favorable net results, taking into account various factors, including the price of the security, the commission rate, the size of the transaction, the difficulty of execution and other services offered by brokers and dealers which are of benefit to the Fund. The Adviser selects brokers and dealers to execute transactions on the basis of its judgment of their professional capability to provide the service at reasonably competitive rates. The Adviser's determination of what constitutes reasonably competitive rates is based upon its professional judgment and knowledge as to rates paid and charged for similar transactions throughout the securities industry. The Adviser may consider sales by brokers or dealers of shares of the Fund when selecting brokers or dealers to execute portfolio transactions as long as the most favorable net results are obtained.

       The Adviser may receive commissions from the Fund for effecting transactions on an agency basis only in accordance with procedures adopted by the Board of Trustees. Any procedures adopted by the Trustees will incorporate the standard contained in Rule 17e-1 under the Investment Company Act of 1940 that the commissions paid must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Pursuant to Rule 17e-1, the Board of Trustees must conduct compliance reviews at least quarterly and maintain records in connection with such reviews. The Adviser has assured the Fund that in all transactions placed with the

Adviser, the Fund will be charged a commission that is at least as favorable as the rate the Adviser charges to its other customers in similar transactions.
No commission charged to the Fund by the Adviser or any broker affiliated with the Adviser will include compensation for research services provided by the Adviser or any such affiliated broker. From the inception of the Fund to the date of this Statement of Additional Information, the Adviser has not received any commissions from the Fund for executing transactions in portfolio securities.

       Brokers who provide supplemental investment research to the Adviser may receive orders for agency transactions in portfolio securities of the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. Information so received is in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement with the Fund. If in the judgment of the Adviser the commission is reasonable in relation to the brokerage and research services provided, the Adviser is authorized to pay brokerage commissions in excess of commissions another broker would have received for effecting the same transaction, subject to the review of the Board of Trustees. Not all such research services may be used by the Adviser in connection with managing the Fund. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, and the Adviser may use such information in servicing its other accounts.

       Because of its affiliation with the Adviser, the Fund is prohibited from engaging in certain transactions involving the Adviser except in compliance with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder and subject to the possible receipt of exemptive relief from the Securities and Exchange Commission. Accordingly, the Fund does not purchase or sell portfolio securities from or to the Adviser in any transaction in which the Adviser acts as principal. Pursuant to regulations of the Securities and Exchange Commission, the Fund purchases securities in underwritings in which the Adviser participates as an underwriter.


       The Adviser also serves as the investment adviser to Gradison-McDonald Cash Reserves Trust ("GMCR"), (a U.S. Government "money market" investment company), Gradison-McDonald Government Custodian Trust ("GCT") (Government income investment company), Gradison-McDonald Intermediate Municipal Income Fund, and Gradison Growth Trust ("GGT") (equity investment company) and furnishes investment advice to other clients. The assets of the mutual funds managed by the Gradison Division totaled approximately $1.96 billion as of September 26, 1995. The Adviser, including its predecessor, Gradison & Company, Incorporated, has served as investment adviser to investment companies since 1976. Investment decisions for the Fund are made independently from those of the other investment companies for which it acts as investment adviser and other clients of the Adviser. Purchases and sales of particular securities may be effected simultaneously for such entities and clients. In such instances, the transactions will be allocated as to price and amount in a manner the Adviser considers equitable to each of the affected entities or clients, which could have a detrimental effect upon the price or amount of the securities purchased or sold for the Fund. On the other hand, in some cases the ability of the Fund to participate in volume transactions may produce better executions for the Fund. It is the opinion of the Board of Trustees that the benefits available to the Fund from retaining the Adviser outweigh any disadvantages that may arise from exposure to simultaneous transactions.


       Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio may be sold whenever the Adviser believes it appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. For the period from the Fund's inception, September 28, 1992, through July 31, 1993, the Fund's nonannualized portfolio turnover rate was 45.04%. For the period from August 1, 1993, through June 30, 1994, the Fund's portfolio turnover rate was 55.84%. For the fiscal year ended June 30, 1995, the Fund's portfolio turnover rate was 80.19%. The higher portfolio turnover for the fiscal year ended June 30, 1995 was caused by net redemptions of shares of the Fund which made it necessary to sell portfolio securities to pay redemptions and to purchase other portfolio securities.



INVESTMENT ADVISER

       The Adviser manages the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective, policies and restrictions, subject to the general supervision and control of the Board of Trustees and pursuant to the terms of the Investment Advisory Agreement ("Agreement") between the Trust and Adviser. The Adviser and its officers and employees, from time to time, enter into transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions are not influenced by existing or potential custodial or other Trust relationships.

       The Adviser provides to the Trust at its own expense the executive officers who are necessary for the management and operations of the Fund.


       The Adviser, founded in 1924, is the leading underwriter of Ohio long-term municipal financings as measured by the value of offerings managed by underwriters according to Securities Data Company for 1994. The Adviser is a securities broker dealer with 23 retail offices in the state of Ohio and is the largest investment banking and securities brokerage firm headquartered in Ohio. The Adviser manages investment advisory accounts, including mutual funds, with assets in excess of $2.5 billion as of June 30, 1995.

ADVISORY AGREEMENT


       The Agreement provides that the Adviser will manage the investments of the Fund, subject to review by the Board of Trustees. The Adviser also bears the cost of salaries and related expenses of executive officers of the Trust who are necessary for the management and operation of the Fund and compensates the Trustees who are affiliated with the Adviser. As compensation for its services under the Agreement, the Adviser receives from the Fund a monthly fee based upon the average value of the daily net assets for the month at an annual rate of .5 of 1% of the Fund's assets. From the inception of the Fund, September 18, 1992 through July 31, 1993, the Adviser received $40,914 as investment advisory fees. If not for the waiver of fees, the Adviser would have received $178,704. From August 1, 1993 through June 30, 1994, the Adviser received $294,050 as investment advisory fees. If not for the waiver of fees, the Adviser would have received $358,797. For the fiscal year ended June 30, 1995, the Adviser received $362,864 as investment advisory fees.


       The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its shareholders for any act or omission by the Adviser. The Agreement does not restrict the Adviser from acting as an investment manager or adviser for others.

       The Agreement grants to the Trust the right to use the names "Gradison" and "McDonald" as a part of its name and the name(s) of its Fund(s), without charge, subject to withdrawal of such right by the Adviser upon not less than 30 days' written notice to the Trust and subject to the automatic termination of such right within 30 days after the termination of the Agreement for any reason. The Agreement does not impair the right of the Adviser to use the name Gradison or McDonald in the name and the name(s) of its Fund(s) without charge in connection with any other business enterprise with which it is or may become associated.

    The Agreement will be submitted to a vote at the initial meeting of the Fund's public shareholders, if and when such meeting is held. The Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding voting securities of the Fund or by the vote of a majority of the Trust's Board of Trustees, and in either event by the vote cast in person of a majority of the Trustees who are not "interested persons" of any party to the Agreement (as defined in the Act).

       The Agreement may be terminated at any time without penalty upon 60 days' written notice by (i) the Board of Trustees, (ii) the vote of the holders of a majority of the outstanding voting securities of the Fund, or
(iii) the Adviser. The Agreement will terminate automatically in the event of its assignment by the Adviser. The Agreement may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Fund shall have been approved by the vote of the holders of a majority of its outstanding voting securities and by the vote of a majority of the Board of Trustees, including the vote cast in person by a majority of the Trustees who are not "interested persons" of any party to the Agreement (as defined in the Act).


MASTER DISTRIBUTION AGREEMENT


       Shares of the Fund are continuously offered and distributed through the principal underwriter of the Fund, McDonald (the "Distributor"). Under the terms of the Master Distribution Agreement, the Distributor, as agent of the Fund, accepts orders for the purchase of shares of the Fund and, as compensation therefore, receives the amount of the sales charge described in the Prospectus. For the respective periods from the inception of the Fund to July 31, 1993, from August 1, 1993 through June 30, 1994, and for the fiscal year ended June 30, 1995, McDonald received underwriting commissions in the respective amounts of $1,073,126, $303,484 and $89,864, all of which was retained by McDonald. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor may enter into dealer's agreements with other dealers, pursuant to which such dealers will also sell shares of the Fund. The Master Distribution Agreement between the Fund and the Distributor permits the Distributor to reallow up to the full sales charge to the other dealers entering into dealer's agreements with the Distributor; accordingly, such dealers may be deemed to be underwriters of the Fund, as that term is defined in the Securities Act of 1933, as amended (the "1933 Act").
The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the 1933 Act. The Agreement also provides for the payment of Distribution Service fees in the annual amount of .25% of the Fund's average daily net assets.


DISTRIBUTION SERVICE PLAN


       The Fund has in effect a Distribution Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. Rule 12b-1 permits an investment company to finance, directly or indirectly, activities primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The purpose of the Plan is to increase sales of shares of the Fund to enable it to acquire and retain a sufficient level of assets to enable it to operate at an efficient level. Higher levels of assets tend to result in operating efficiencies with respect to the Fund's fixed costs and portfolio management.

       The Plan permits the Fund to incur expenses related to the distribution of its shares, but only as specifically contemplated by the Plan. Under the Plan, the Fund may pay service fees up to an amount that does not exceed an annual rate of .25% of its average daily net assets. Such service fees that may be incurred by the Fund under the Plan within the limitation described above are limited to payments to broker-dealers (including the Distributor) or other persons for certain services provided to Fund shareholders (See the Prospectus for further information). For the respective periods from the inception of the Fund through July 31, 1993, from August 1, 1993, through June 30, 1994, and for the fiscal year ended June 30, 1995, the Fund paid service fees to the Distributor in the respective amounts of $87,773, $179,374 and $181,432. The benefits resulting from the Plan include a more stable or increasing level of assets which, in turn, reduces the expenses of the Fund on a per share basis and facilitates portfolio management, among other benefits.


       The Plan also specifically authorizes the payment of operational expenses incurred by the Fund to the extent that such payments might be considered to be primarily intended to result in the sale of shares of the Fund. It further specifically authorizes the payment of advisory fees pursuant to the Advisory Agreement to the extent that the Fund might be deemed to be indirectly financing the distribution activities through payment of advisory fees. The Board of Trustees does not believe that the payment of such operational expenses by the Fund or payment of the advisory fee constitute the direct or indirect financing of activities primarily intended to result in the sale of shares of the Fund. Thus, although such payments are authorized by the Plan as a protective measure, they are not restricted by the .25% limitation included in the Plan.



    In approving the Plan, the Board of Trustees concluded that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be submitted for approval by the Fund's shareholders at the Fund's initial shareholders' meeting, if and when such meeting is held. The Plan (together with any agreements relating to implementation of the Plan) continues in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees, including the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose. The Plan may not be amended to materially increase the amount of distribution expenses incurred by the Fund without the approval of a majority of the Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such amendment and without the approval of a majority of the outstanding voting securities of the Fund. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding voting securities of the Fund.
Any agreement implementing the Plan may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund, on not more than sixty days' written notice to the other party to the agreement, and any related agreement will terminate automatically in the event of its assignment. The Plan requires that the Board of Trustees receive at least quarterly written reports as to the amounts expended during each quarter pursuant to the Plan and the purposes for which such amounts were expended. While the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust shall be committed to the discretion of the disinterested Trustees then in office.

TRANSFER AGENT AND ACCOUNTING SERVICES AGREEMENT


       Pursuant to the Transfer Agent and Accounting Services Agreement, Gradison provides transfer agent, dividend disbursing, and accounting services for the Fund. Gradison responds to inquiries from shareholders, processes purchase and redemption requests, maintains shareholder account records and provides statements and confirmations to shareholders and maintains the Fund's books and accounting records. For the periods from the inception of the Fund through July 31, 1993, from August 1, 1993 through June 30, 1994, and for the fiscal year ended June 30, 1995, the Fund paid Gradison respectively $66,736, $92,406, and $95,692 for transfer agent, dividend disbursing, and accounting services.


OTHER COMPENSATION PAID/REIMBURSEMENT MADE TO THE ADVISER


       In addition to the advisory fee, transfer agent fee, and distribution fees paid by the Fund to the Adviser, for the respective periods from the inception of the Fund through July 31, 1993, from August 1, 1993 through June 30, 1994, and for the fiscal year ended June 30, 1995, the Fund reimbursed the Adviser, on a cost basis, for costs allocable to services performed by the Adviser's employees, including salaries and office space, the respective amounts of $16,940, $4,038, and $851.



TRUSTEES AND OFFICERS OF THE TRUST

       The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years and positions currently held with GMCR, GGT, GCT, Gradison and McDonald, are listed below. All principal occupations have been held for at least five years unless otherwise indicated. Positions held with Gradison were formerly held with Gradison & Company Incorporated.

    *DONALD E. WESTON, 580 Walnut Street, Cincinnati, Ohio. Trustee and Chairman of the Board; Chairman of Gradison and Director of McDonald & Company Investments, Inc. (since October 1991). Director of Cincinnati Milacron Commercial Corp. (financing arm of capital goods manufacturer) (since January 1993); Trustee and Chairman of the Board of GMCR, GCT, and GGT.

    DANIEL J. CASTELLINI, 312 Walnut Street, Cincinnati, Ohio. Trustee; Senior Vice President/Finance and Administration of the E.W. Scripps Company (communications); Director and Treasurer of Scripps Howard Broadcasting Company; Trustee of GMCR, GCT, and GGT.


    THEODORE H. EMMERICH, 1201 Edgecliff Place, Cincinnati, Ohio 45206. Trustee. Retired; Until 1986, managing partner (Cincinnati office) Ernst & Young (Public Accountants); Director of Carillon Fund, Inc.(investment company), American Financial Group, Inc. (insurance), Citicasters, Inc. (broadcasting), Cincinnati Milacron Commercial Corp.; Trustee of Carillon Investment Trust and Summit Investment Trust (investment companies); Trustee of GMCR, GCT, and GGT.



    RICHARD A. RANKIN, 1717 Dixie Highway, Suite 600, Fort Wright, Kentucky 41011. Trustee. Partner, Rankin and Rankin (Public Accountants); Trustee of GMCR, GCT, and GGT.


    JEROME E. SCHNEE, 11558 Stablewatch Court, Cincinnati, Ohio 45249. Trustee. Professor of Management, College of Business Administration, University of Cincinnati; Director of National Sanitary Supply Co. and Roto Rooter, Inc.; Trustee of GMCR, GCT, and GGT.




    BRADLEY E. TURNER, 580 Walnut Street, Cincinnati, Ohio 45202. President. Managing Director of McDonald; President of GMCR, GCT, and GGT.


    STEPHEN C. DILBONE, 580 Walnut Street, Cincinnati, Ohio 45202. Executive Vice President. First Vice President of Gradison.

    RICHARD S. DEMKO, 800 Superior Avenue, Cleveland, Ohio 44114. Vice President. Senior Vice President of McDonald since March 1991; prior to that, Senior Vice President of Prescott, Ball, and Turben.




    PATRICIA J. JAMIESON, 800 Superior Avenue, Cleveland, Ohio 44114. Treasurer. Treasurer and Chief Accounting Officer of McDonald; Treasurer of GMCR, GCT, and GGT.


    MARK A. FRIETCH, 580 Walnut Street, Cincinnati, Ohio. Assistant Treasurer. Assistant Treasurer of GMCR, GCT, and GGT (since May 1995); Controller of Gradison-McDonald mutual funds (since August 1992); prior to that Financial Consultant and Assistant Controller of Union Central Life Insurance Company.

    RICHARD M. WACHTERMAN, 580 Walnut Street, Cincinnati, Ohio 45202. Secretary. Senior Vice President and General Counsel of Gradison.; Secretary of GMCR, GCT, and GGT.

    PAUL J. WESTON, 580 Walnut Street, Cincinnati, Ohio. Senior Vice President. Executive Vice President of GMCR; Senior Vice President of

GCT and GGT; Executive Vice President of Gradison. Mr. Weston is the brother of Donald E. Weston.
       Trustees and officers of the Trust who are affiliated with the Adviser receive no remuneration from the Trust. Trustees who are not affiliated with the Adviser receive fees as determined by the Board of Trustees. As of September 30, 1995, the trustees and officers of the Trust owned an aggregate of less than 1% of the outstanding securities of the Fund.


TRUSTEE COMPENSATION TABLE


Name of Trustee              Aggregate      Total Compensation
---------------              Compensation   From Trust and fund
                             From Trust*    complex (3 additional
                             ------------   Trusts) paid to
                                            trustee*
                                            --------
Theodore H. Emmerich         $4,500         $18,833
Richard A. Rankin            $4,250         $18,833
Jerome E. Schnee             $4,500         $18,833
Daniel J. Castellini         $2,833         $10,500



* Amounts shown as compensation from the Trust are for the period ending June 30, 1995. Amounts shown as compensation from the Trust and the fund complex are for the year ending December 31, 1994. The Trust maintains a deferred compensation plan which allows trustees to defer receipt of trustee fees otherwise payable to them until a future date. Deferred amounts are credited with interest at a rate equal to the yield of the Gradison-McDonald U.S. Government Reserves Fund. The Trust does not maintain any other pension or retirement plans. There are currently no amounts owing to any current trustee pursuant to the deferred compensation plan. As of June 30, 1995, the amount of $7990 was payable by the Trust to the beneficiary of a former trustee who is deceased and as of December 31, 1994, the amount of $30,413.10 was payable to that trustee by the Trust and the fund complex.



DESCRIPTION OF THE TRUST

       The Trust is an open-end management investment company organized under the laws of the State of Ohio by a Declaration of Trust dated June 11, 1992. The Declaration of Trust provides for an unlimited number of full and fractional shares of beneficial interest, without par value, of any series authorized by the Board of Trustees. The Board of Trustees has authorized the issuance of shares of two series, representing the Gradison-McDonald Ohio Tax-Free Income Fund and the Gradison-McDonald Intermediate Municipal Income Fund. Any additional series of shares must be issued in compliance with the Investment Company Act of 1940. Upon issuance and sale in accordance with the terms set forth in the Prospectus, each share will be fully paid and nonassessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "How to Redeem Shares."

       Holders of shares of the Fund are entitled to vote the full and fractional shares in the amount of their ownership of Fund shares. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting in any election of Trustees can elect all of the Trustees if they choose to do so, in which event the holders of the remaining shares will be unable to elect a Trustee. Under the Declaration of Trust, meetings of shareholders are not required to elect trustees, unless less than a majority of trustees holding office have been elected by the shareholders. Shareholders' meetings will be held only when required pursuant to the Declaration of Trust or the Investment Company Act of 1940, and when called by the Fund or shareholders pursuant to the Declaration of Trust. Pursuant to the Declaration of Trust, shareholders of record of not less than a majority of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the questions of removal of any Trustee when requested in writing to do so by shareholders of record of not less than 10 percent of the Trust's outstanding shares. The Trust or any Fund may be terminated by a vote of a majority of the Trustees. Whenever the approval of a majority of the outstanding shares of the Fund is required in connection with shareholder approval of the Investment Advisory Agreement, the Master Distribution Agreement, or the Distribution Service Plan, or changes in the investment objective or the investment restrictions, a "majority" shall mean the vote of
(i) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is the lesser.

       The assets of the Trust received upon the issuance of the shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each such series and constitute the underlying assets of each series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with each series' proportionate share of the general liabilities of the Trust. In the event of the termination and liquidation of the Trust, the holders of the shares of any series are entitled to receive their pro-rata portion of the underlying assets of the series available for distribution to shareholders.

       The Trust is currently operating, and intends to continue to operate, in compliance with the Ohio law relating to business trusts. Under Ohio law, the shareholders of a complying business trust have no liability to third persons for obligations of the Trust, which are to be satisfied solely from the Trust's property. The Declaration of Trust provides that no Trustee, officer, employee, or agent of the Fund shall be personally liable to any person for any action or failure to act in connection with the Trust's property or the affairs of the Trust except (1) for his own willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties,
(2) with respect to any matters as to which he did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Trust or where he did not act with the care that an ordinarily prudent person in a like position would use under similar circumstances.

       In the Fund's pre-effective registration statement, pursuant to the requirements of the staff of the Securities and Exchange Commission ("SEC") applied to all new funds at the time, the Fund undertook to hold a shareholders' meeting within 16 months of effectiveness for the purpose of electing trustees, ratifying the selection of independent accountants, and approving the investment advisory agreement and distribution expense plan, notwithstanding the fact that such election, ratification, and approvals had been effected by the sole shareholder of the Fund (the Adviser) prior to the public offering of its shares in accordance with the requirements of the Investment Company Act of 1940. Subsequent to that time, the staff of the SEC has eliminated these requirements for new funds and has determined that funds which had previously made such undertakings could decide whether or not to hold such meetings. The Trustees of the Fund have determined that it is in the best interests of the Fund not to hold such a meeting, until one is otherwise required, in order to avoid the costs of such a meeting.


CUSTODIAN

       Star Bank, N.A., Star Bank Center, Cincinnati, Ohio 45202 acts as the custodian of the portfolio securities and other assets of the Trust. Star Bank has no part in determining the investment policies of the Trust or the securities which are to be purchased, held or sold by the Trust. The Trust may purchase or sell securities from or to Star Bank.


FINANCIAL STATEMENTS AND ACCOUNTANTS

       The firm of Arthur Andersen LLP has been selected as independent public accountants for the Fund for the fiscal year ending June 30, 1996.


LEGAL COUNSEL

       Kirkpatrick & Lockhart LLP acts as legal counsel for the Fund.

EXCHANGES

       Any termination or modification of the exchange privilege will be preceded by 60 days' notice from the Fund except (1) under extraordinary circumstances where there is a suspension of the exchanged security under
Section 22(e) of the 1940 Act and the rules and regulations thereunder or the offering company temporarily ceases or delays sales of the acquired security because it is unable to invest amounts effectively in accordance with applicable investment objectives policies and restrictions; or (2) if the only material effect of an amendment is to reduce or eliminate an administrative fee, sales load, or redemption fee payable at the time of an exchange.


TELEPHONE ACCESS TO ACCOUNT INFORMATION

       Shareholders may access information about their Fund account by telephone 24 hours a day using a password assigned to them.



INVESTMENT PERFORMANCE

The Fund's yield for the 30 days ended June 30, 1995 was 5.08%. The Fund's tax-equivalent yield was 9.09% based on combined Federal and Ohio tax rates of 44.1%, the highest marginal tax rates. The tax equivalent yield is the yield that a taxable investment would have to yield to be equivalent to the Fund's tax-free yield.

    The Average Annual Total Return of the Fund based on purchase at the maximum offering price (including the 2% sales charge) has been as follows:


From inception (September 18, 1992) through 6/30/95  5.63%
For 12 months ending 6/30/95                         5.88%

The Average Annual Total Return of the Fund based on purchase at the net asset price (not including the 2% sales charge) has been as follows:


From inception (September 18, 1992) through 6/30/95  6.41%
For 12 months ending 6/30/95                         8.00%




       The performance results shown above assume reinvestment of dividends and other distributions. The performance quoted above represents historical performance. The Fund's yield and return will fluctuate and value of an investment in the Fund will fluctuate so that an investor's shares may be worth more or less than their cost, when redeemed. During the period prior to July 1, 1994, the Adviser waived fees and/or reimbursed

Fund expenses which had the effect of increasing the performance shown above.

                                                                      APPENDIX A


THE FUND MAY USE THE FOLLOWING HEDGING INSTRUMENTS:

       OPTIONS ON DEBT SECURITIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying securing against payment of the exercise price. A put option is a similar contract which gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise during the option term, to buy the underlying security at the exercise price. Options on debt securities are traded primarily in the over-the-counter market rather than on any of the several options exchanges.

       OPTIONS ON INDEXES OF DEBT SECURITIES -- An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus upon exercise of an index option, the purchaser will realize and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

       BOND INDEX FUTURES CONTRACTS -- A bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

       INTEREST RATE FUTURES CONTRACTS -- Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

       OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of a put.

PORTFOLIO OF INVESTMENTS   June 30, 1995

    FACE              MUNICIPAL BONDS - 95.39%                              COUPON      MATURITY        VALUE
   AMOUNT                                                                    RATE

$1,000,000   Akron, OH Waterworks System Mortgage Revenue                    5.90%       3/01/09    $ 1,016,250
                Improvement Series 1994
   545,000   Athens Co., OH Community Mental Health Series 1993 I            5.90        3/01/09        539,550
   270,000   Athens Co., OH Community Mental Health Series 1993 I            5.95        3/01/11        265,613
 1,000,000   Aurora, OH City School District General Obligation ("G.O.")     5.80       12/01/16        975,000
   335,000   Avon, OH G.O.                                                   6.50       12/01/15        351,750
 1,375,000   Bedford, OH City School District                                6.25       12/01/13      1,419,687
                Unlimited Tax G.O.
 1,075,000   Broadview Heights, OH Industrial Development                    6.25        7/01/13      1,089,781
   500,000   Buckeye Local School District OH                                5.62       12/01/11        493,750
                Unlimited Tax G.O.
 1,250,000   Cincinnati, OH Urban Redevelopment Improvement G.O.             6.30       12/01/15      1,292,188
 2,950,000   Cleveland, OH Certificates of Participation                     7.10        7/01/02      3,093,812
   500,000   Cleveland, OH Limited Tax G.O.                                  6.37        7/01/12        515,625
 2,055,000   Cleveland, OH Parking
                Facilities Revenue                                           8.00        9/15/12      2,168,025
   750,000   Cleveland, OH Public Power System First Mortgage Revenue        7.00       11/15/16        837,187
 1,300,000   Cleveland, OH Urban Renewal Increment Bonds Series 1993         6.75        3/15/18      1,291,875
   100,000   Cleveland, OH Urban Renewal Increment Bonds Series 1993         6.62        3/15/11         99,250
 1,400,000   Copley-Fairlawn, OH City School District                        6.25       12/01/15      1,422,750
                Unlimited Tax G.O.
 1,500,000   Cuyahoga Co., OH Hospital Facilities Revenue                    6.25        8/15/10      1,554,375
                (Cleveland Fairview General and Lutheran Medical Center)
   500,000   Cuyahoga Co., OH Hospital Revenue                               6.90        2/15/07        528,125
                (Metro Health System Project)
 2,185,000   Cuyahoga Co., OH Industrial Development Revenue                 6.50        6/01/16      2,245,088
 1,500,000   Cuyahoga Co., OH Utility Systems Revenue*                       5.85        8/15/10      1,471,875
                (The Medical Center Company Project)
   500,000   Delaware Co., OH G.O.                                           5.60       12/01/10        486,250
 1,160,000   Eastern Local School District, Brown Co., OH G.O.               6.25       12/01/17      1,212,200
   900,000   Erie Co., OH Hospital Facilities Revenue (Firelands Hospital)   6.75        1/01/15        920,250
 1,000,000   Fairfield, OH City School District G.O.                         7.45       12/01/14      1,172,500
 3,330,000   Franklin Co., OH Convention Facilities Authority                5.80       12/01/13      3,317,512
                Tax and Lease Revenue Anticipation Refunding
   680,000   Franklin Co., OH Hospital Facilities FHA Insured Revenue        7.00        8/01/16        698,700
                (Worthington Christian Village)
 1,310,000   Franklin Co., OH Industrial Development Refunding Revenue       5.60        8/01/21      1,197,013
                (First Community Village Project)
 1,310,000   Franklin Co., OH Industrial Development Revenue                 6.00        9/01/13      1,296,900
                (Columbus College of Art & Design)
 2,500,000   Gateway Economic Development Corporation of                     6.50        9/15/14      2,446,875
                Greater Cleveland Stadium Revenue

                 See accompanying notes to financial statements.


Financial Statement Page 1

PORTFOLIO OF INVESTMENTS   JUNE 30, 1995

    FACE              MUNICIPAL BONDS (CONTINUED)                     COUPON    MATURITY        VALUE
   AMOUNT                                                              RATE
$2,020,000   Greater Cincinnati, OH Mortgage Revenue Refunding        6.90%    8/01/25     $ 2,083,125
               (Walnut Towers Project)
   500,000   Hamilton Co., OH Hospital Facilities Revenue             6.75     5/15/09         532,500
               (Children's Hospital)
   750,000   Hamilton Co., OH Hospital Facilities Revenue             7.00     1/01/12         788,438
               (Deaconess Hospital)
 1,000,000   Indian Valley Local School District, OH G.O.             5.75    12/01/19         970,000
   500,000   Lake Co., OH Limited Tax G.O.                            6.60    12/01/10         535,625
 1,075,000   Lakota Local School District, OH G.O.                    6.12    12/01/17       1,084,406
 1,405,000   Lucas-Airport Housing Development Corp.                  5.62    12/01/09       1,347,044
               Mortgage Revenue Refunding
   395,000   Lucas Northgate Housing Development Corp., OH            8.12     1/12/05         415,737
   500,000   Mount Vernon, OH City School District                    7.50    12/01/14         569,375
               Unlimited Tax G.O.
 1,130,000   Ohio HFA FHA Insured Mortgage Loan (Oakleaf Village)     5.55     9/01/14       1,048,075
   985,000   Ohio Capital Corp. Housing Mortgage Revenue Refunding    7.70     1/01/25       1,040,406
               (FHA Section 8 Housing)
   920,000   Ohio Capital Corp. Housing Mortgage Revenue Refunding    6.50     7/01/24         922,300
               (FHA Section 8 Housing)
             Ohio State Air Quality Development Authority Revenue:
 2,750,000   Cleveland Electric                                       8.00    12/01/13       3,203,750
 1,150,000   Ohio Power Company                                       7.40     8/01/09       1,257,813
 1,600,000   Ohio State Building Authority Revenue                    6.12    10/01/09       1,648,000
               (Adult Correctional Building)
 1,000,000   Ohio State Building Authority Revenue                    6.12    10/01/12       1,017,500
               (Adult Correctional Building)
   500,000   Ohio State Economic Development Authority Revenue        6.00     6/01/04         508,750
               (ABS Industries)
   815,000   Ohio State Economic Development Revenue                  6.50    12/01/09         815,000
               (Ohio Enterprise Bond Fund)
    65,000   Ohio State Water Development Authority Revenue           9.25    12/01/12          68,169
 1,000,000   Ohio State Water Development Authority Revenue           6.40     8/15/27       1,021,250
               (Dayton Power & Light)
   450,000   Puerto Rico Commonwealth Highway &                       6.62     7/01/12         467,438
               Transportation Authority
 1,500,000   Puerto Rico Commonwealth Highway &                       5.50     7/01/15       1,400,625
               Transportation Authority
   500,000   Ross Co., OH Hospital Facilities Revenue                 5.60    12/01/14         480,000
 2,000,000   Springdale, OH Hospital Facilities Revenue               5.87    11/01/12       1,820,000
               (Southwestern Ohio Seniors' Services Inc.)

                See accompanying notes to financial statements.


Financial Statement

PORTFOLIO OF INVESTMENTS   June 30, 1995

    FACE              MUNICIPAL BONDS (CONTINUED)                                 COUPON        MATURITY             VALUE
   AMOUNT                                                                          RATE
 $1,000,000            Student Loan Funding Corporation, Cincinnati, OH            6.15%         8/01/10        $    968,750
                          Senior Subordinated Revenue Series 1993A
    500,000            Summit Co., OH Limited Tax G.O.                             6.90          8/01/12             535,625
    500,000            Toledo, OH Sewage System Revenue                            6.35         11/15/17             518,750
  1,055,000            Wapakoneta, OH Limited Tax G.O.                             5.45         12/01/13             994,337
    725,000            Warren, OH Limited Tax G.O.                                 6.55         12/01/14             785,719
  1,760,000            Westlake, OH Industrial Development Revenue                 6.40          8/01/09           1,788,600
  1,000,000            Willoughby Hills, OH Limited Tax G.O.                       6.37         12/01/12           1,048,750
                                                                                                                 -----------
                          Total Municipal Bonds
                            (Amortized Cost $66,866,764)                                                          67,105,613
                                                                                                                 -----------

                                                  SHORT-TERM INVESTMENTS - 4.61%

  3,245,000            Ohio Municipal Cash Trust** (Amortized Cost $3,245,000)     3.77               --           3,245,000
                                                                                                                 -----------
                       TOTAL INVESTMENTS, at value
                            (Amortized Cost $70,111,764) - 100%                                                  $70,350,613
                                                                                                                 ===========

 * Security purchased on a delayed delivery basis. See Note 1.
** Ohio Municipal Cash Trust is a money market mutual fund the investment objective of which is to provide current income exempt from federal regular and Ohio state income taxes consistent with stability of principal. Interest is accrued daily and paid to the Fund monthly. The coupon rate disclosed is the daily rate on June 30, 1995.

FEDERAL INCOME TAX INFORMATION

During the year ended June 30, 1995, the Fund made total distributions of $0.662 per share all of which was from net investment income. All such distributions from net investment income were entirely exempt from federal regular income tax and income taxation in Ohio.

                See accompanying notes to financial statements.


Financial Statement Page 3

        STATEMENT OF ASSETS AND LIABILITIES   JUNE 30, 1995


ASSETS
   Investments in securities, at value (Note 1) (amortized cost $70,111,764)          $70,350,613
   Cash                                                                                   116,719
   Interest receivable                                                                  1,085,643
   Organization expenses, net (Note 1)                                                     25,524
   Prepaid expenses and other assets                                                        5,072
                                                                                     ------------
      TOTAL ASSETS                                                                     71,583,571
                                                                                     ------------
LIABILITIES
   Payable for securities purchased                                                     1,480,695
   Payable for Fund shares redeemed                                                        63,373
   Accrued investment advisory fee (Note 2)                                                29,179
   Other accrued expenses payable to adviser (Note 2)                                      22,327
   Other accrued expenses and liabilities                                                   5,380
                                                                                     ------------
      TOTAL LIABILITIES                                                                 1,600,954
                                                                                     ------------
NET ASSETS                                                                            $69,982,617
                                                                                     ============
Net assets consist of:
   Aggregate paid-in capital                                                          $71,241,819
   Accumulated undistributed net investment income                                          1,229
   Accumulated net realized loss                                                       (1,499,280)
   Net unrealized appreciation of investments                                             238,849
                                                                                     ------------
Net Assets                                                                            $69,982,617
                                                                                     ============
Shares of capital stock outstanding
   (no par value - unlimited number of shares authorized)                               5,478,886
                                                                                     ============
Net asset value and redemption price per share (Note 1)                                    $12.77
                                                                                          =======
Maximum offering price per share (Note 1)                                                  $13.03
                                                                                          =======


                                          See accompanying notes to financial statements.

Financial Statement Page 4

        STATEMENT OF OPERATIONS        FOR THE YEAR ENDED JUNE 30, 1995

        INTEREST INCOME                                                                        $4,520,751

        EXPENSES
          Investment advisory fee (Note 2)                                  $  362,864
          Distribution (Note 2)                                                181,432
          Transfer agency and accounting services fees (Note 2)                 95,692
          Professional fees                                                     29,940
          Amortization of organization expense (Note 1)                         11,515
          Trustees' fees (Note 2)                                               10,568
          Insurance                                                              4,367
          ICI dues                                                               3,434
          Custodian fees                                                         1,664
          Registration fees                                                      1,647
          Other                                                                  2,103
                                                                             ---------
             TOTAL EXPENSES                                                                       705,226
                                                                                                ---------

        NET INVESTMENT INCOME                                                                   3,815,525

        NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
          Net realized loss on investments                                  (1,353,239)
          Net increase in unrealized appreciation of investments             2,903,704
                                                                             ---------
        NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                         1,550,465
                                                                                               ----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $5,365,990
                                                                                               ==========



                                          See accompanying notes to financial statements.

 Financial Statement Page 5

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                           YEAR             ELEVEN MONTHS
                                                                                           ENDED                 ENDED
                                                                                        JUNE 30, 1995        JUNE 30, 1994
                                                                                                               (NOTE 1)
FROM OPERATIONS:
   Net investment income                                                                 $  3,815,525        $  3,542,727
   Net realized gain (loss) on investments                                                 (1,353,239)            413,640
   Net increase (decrease) in unrealized
     appreciation/depreciation of investments                                               2,903,704          (5,300,214)
                                                                                         -------------        ------------
     Net increase (decrease) in net assets resulting from operations                        5,365,990          (1,343,847)
                                                                                         -------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                   (3,825,971)         (3,547,479)
   Net realized capital gains                                                                       -            (624,994)
                                                                                         -------------        ------------
        Decrease in net assets from distributions to shareholders                          (3,825,971)         (4,172,473)
                                                                                         -------------        ------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                                                9,722,003          29,858,508
   Net asset value of shares issued as distributions                                        3,154,243           3,478,053
   Payments for shares redeemed                                                           (22,071,088)        (19,800,740)
                                                                                          ------------        -----------
      Net increase (decrease) in net assets from Fund share transactions                   (9,194,842)         13,535,821
                                                                                          ------------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    (7,654,823)          8,019,501

NET ASSETS:
   Beginning of period                                                                     77,637,440          69,617,939
                                                                                          ------------        -----------
   End of period (including undistributed net investment
     income of $1,229 and $11,675, respectively) (Note 1)                                 $69,982,617         $77,637,440
                                                                                          ===========         ===========
 NUMBER OF FUND SHARES:
   Sold                                                                                       781,164           2,237,725
   Issued as distributions to shareholders                                                    254,251             262,658
   Redeemed                                                                                (1,784,364)         (1,500,873)
                                                                                          ------------        -----------
     Net increase (decrease) in shares outstanding                                           (748,949)            999,510
   Outstanding at beginning of period                                                       6,227,835           5,228,325
                                                                                          ------------        -----------
   Outstanding at end of period                                                             5,478,886           6,227,835
                                                                                          ============        ===========




                                          See accompanying notes to financial statements.

Financial Statement Page 6

NOTES TO FINANCIAL STATEMENTS JUNE 30, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Gradison-McDonald Municipal Custodian Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a management investment company. The Trust was created under Ohio law by a Declaration of Trust dated June 11, 1992. The Trust consists of two series, the Gradison-McDonald Ohio Tax-Free Income Fund and the Gradison-McDonald Intermediate Municipal Income Fund; each of which is a diversified, open-end series representing a separate fund with its own investment policies. This Annual Report to Shareholders pertains only to Gradison-McDonald Ohio Tax-Free Income Fund (the "Fund"), the public offering of shares of which commenced on September 18, 1992.

The Fund changed its fiscal year end to June 30, effective with the June 30, 1994 Annual Report.

The following is a summary of the Trust's significant accounting policies:

SECURITIES VALUATION - Securities are valued in accordance with procedures established by the Board of Trustees by using market quotations provided by an independent pricing service, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost which approximates market value.

FUTURES CONTRACTS - At the time the Fund enters into a futures contract, it may be required to make a margin deposit with its custodian of a specified amount of cash or eligible securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received on a weekly basis, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund's investments in futures contracts involve, to varying degrees, elements of market risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks may be caused by an imperfect correlation between movements in the price of the futures contracts and the price of the securities being hedged. Risks may also arise if there is an illiquid secondary market for the contracts.

At June 30, 1995, the Fund had no outstanding futures contracts.

SECURITIES TRANSACTIONS - Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Gains and losses on sales of securities are calculated on the identified cost basis for financial reporting and tax purposes.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS - When the Fund purchases securities on a when-issued or delayed delivery basis, the transaction may be entered into a month or more before delivery and payment are made. Such securities are marked to market daily and begin earning interest on the settlement date. In the event that the seller fails to deliver the securities, the Fund could experience a loss to the extent of any appreciation, or a gain to the extent of any depreciation, in the price of the securities.

The Fund will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value at least equal to the amount of such purchase commitments. At June 30, 1995, the Fund had committed $1,477,770 to the purchase of a delayed delivery security; the market value of the security segregated as collateral for this purchase is $2,083,125.

INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS - Interest income is accrued as earned. Interest income includes interest earned, net of premium and original issue discount, as required by the Internal Revenue Code.

Dividends arising from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Financial Statement Page 7

NOTES TO FINANCIAL STATEMENTS JUNE 30, 1995

TAXES - It is the Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its taxable net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The tax basis of investments is equal to the amortized cost as shown on the Statement of Assets and Liabilities.

For both financial reporting and tax purposes, gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 1995 were $1,023,507 and $784,658, respectively.

As of June 30, 1995, the Fund had a capital loss carryforward for federal income tax purposes of $1,499,280 which can be used to offset future capital gains.

FUND SHARE VALUATION - The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The maximum offering price per share is equal to the net asset value per share plus 2.04% of net asset value (or 2% of the offering price). The offering price is reduced on sales of $250,000 or more. The redemption price per share is equal to the net asset value per share.

EXPENSES - Common expenses incurred by the Trust are allocated to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the Trust. In all other respects, expenses are charged to the Fund as incurred on a specific identification basis.

ORGANIZATION EXPENSES - Expenses of organization have been capitalized and are being amortized on a straight-line basis over 60 months commencing upon the public offering of the Fund's shares.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

The Fund's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. ("McDonald"), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Fund pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's average daily net assets at the annual rate of .50%.

The Agreement provides that McDonald bear the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials, the cost of space and equipment rental, and compensates the Trust's trustees who are affiliated with McDonald. All expenses not specifically assumed by McDonald are borne by the Fund.

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Trust. The Fund pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $26.50 per shareholder non-zero balance account, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Fund pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .035% on the first $100 million, .025% on the next $100 million and .015% on any amount in excess of $200 million, with a minimum annual fee of $48,000.

Financial Statement Page 8

NOTES TO FINANCIAL STATEMENTS JUNE 30, 1995

Under the terms of an Expense Reimbursement Agreement, McDonald has agreed to forego fees owed to it under the Advisory Agreement or any other agreement with the Trust and to reimburse the Fund if, and to the extent that, expenses (excluding brokerage commissions, taxes, interest and extraordinary items) borne by the Fund in any fiscal year exceed 1.25% of the average net assets of the Fund. This agreement is subject to termination at any time without notice. In addition, McDonald may, at its discretion, agree to waive fees and/or reimburse the Fund for other expenses in order to limit the Fund's expenses to a specified percentage of average net assets lower than 1.25%. For the year ended June 30, 1995, no fees were waived or expenses reimbursed.

In accordance with the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Fund pays McDonald a service fee for providing personal services to shareholders of the Fund, including responding to shareholder inquiries and providing information to shareholders about their Fund accounts. This fee is computed and paid at an annual rate of
 .25% of the Fund's average daily net assets.

During the year ended June 30, 1995, McDonald received sales charges aggregating $89,864 on sales of shares of the Fund.

The officers of the Trust are also officers of McDonald.

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $3,500 payable in quarterly installments and (b) $250 for each Board of Trustees or committee meeting attended.

NOTE 3 - SUMMARY OF INVESTMENT TRANSACTIONS

For the year ended June 30, 1995, purchases and proceeds from the sale of securities, excluding short-term securities, amounted to $55,436,867 and $67,019,037, respectively.

NOTE 4 - PORTFOLIO COMPOSITION

The concentration of investments as of June 30, 1995, classified by revenue source and credit rating, was as follows:


                                                S&P Moody's:
        General Obligations        22.5%        ------------
        Revenue Bonds:                            AAA/Aaa              47.0%
           Health Care             16.3           AA/Aa                10.4
           Housing                 14.0           A/A                  18.8
           Utilities               13.4           BBB/Baa               9.7
           State Agency             3.8           Unrated (2)           9.5
           Higher Education         3.2         Money Market (3)        4.6
           Other (1)               17.8                               -----
        Money Market                4.6         Total                 100.0%
        Municipal Lease             4.4                               =====
                                  -----
             Total                100.0%
                                  =====

(1) Individually less than 3%.
(2) Unrated obligations have been determined by the adviser to be of equivalent quality to the rated securities in which the Fund is permitted to invest.
(3) Money market funds in the Fund's portfolio invest in obligations rated in one of the two highest short-term rating categories or unrated obligations of comparable quality.

See the Fund's Portfolio of Investments for additional information on portfolio composition.

Financial Statement Page 9

                                     ARTHUR
                                    ANDERSEN
                           ARTHUR ANDERSEN & CO, SC

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees of the Gradison-McDonald Ohio Tax-Free Income Fund of the Gradison-McDonald Municipal Custodian Trust:

We have audited the accompanying statement of assets and liabilities of the Gradison-McDonald Ohio Tax-Free Income Fund of the Gradison-McDonald Municipal Custodian Trust (an Ohio business trust), including the portfolio of investments, as of June 30, 1995, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison-McDonald Ohio Tax-Free Income Fund of the Gradison-McDonald Municipal Custodian Trust as of June 30, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                                           ARTHUR ANDERSEN LLP
Cincinnati, Ohio,
August 4, 1995

Financial Statement Page 10

COVER PAGE
----------


                                 OHIO TAX-FREE
                                  INCOME FUND

                               GRADISON-MCDONALD

   [Graphic of collage of blueprint , hammer, nails, picture of street with houses, and logo "Your Future Starts Today."]





A MUNICIPAL BOND FUND WITH DOUBLE TAX-FREE BENEFITS TO OHIO INVESTORS

INSIDE COVER
------------

                            FAMILY OF MUTUAL FUNDS


                                OHIO TAX-FREE
                                    INCOME


                    INTERMEDIATE                        ESTABLISHED
                        MUNICIPAL                            VALUE


                     INTERNATIONAL                          GOVERNMENT
                                                              INCOME


                       MONEY MARKET                       OPPORTUNITY
                                                             VALUE

                                       GROWTH
                                      & INCOME

PAGE 1
------

 [Graphic of portion of above described collage with logo "Your Future Starts here.]



                       Whatever your goals or ASPIRATIONS
                Whatever your objective.  One thing is certain.
                        An INVESTMENT made today brings
                 you that much closer to meeting that OBJECTIVE
                           and reaching that GOAL ...
                whether it's buying a house, starting a family,
                        SAVING for a college education,
                   or planning for retirement.  Hesitate and
                             time will pass you by.


                       Increasingly, MUTUAL FUNDS are the
                  PREFERRED VEHICLE for starting and building
                             an investment program.
                      And today, GRADISON-MCDONALD is a
                         preferred name in mutual funds
                       for a GROWING number of investors.

                  1-800-869-5999 [Telephone information logo.]

PAGE 2
------

                                 OHIO TAX-FREE
                                  INCOME FUND

                    GRADISON-McDONALD OHIO TAX-FREE INCOME
                  FUND SEEKS TO PROVIDE OHIO RESIDENTS REGULAR
                     MONTHLY INCOME THAT IS FREE FROM BOTH
                     REGULAR FEDERAL 1 AND OHIO STATE INCOME
                   TAXES.  THE FUND IS PROFESSIONALLY MANAGED
                  BY EXPERIENCED GRADISON-McDONALD PORTFOLIO
                                   MANAGERS.

                             THE TAX-FREE ADVANTAGE

                Gradison-McDonald Ohio Tax-Free Income Fund's
              double tax-free dividends can help you keep more of what you earn. The table below illustrates how the income from a tax-free investment compares with that of a taxable investment after taxes.

THE TAX-FREE ADVANTAGE FOR OHIO INVESTORS
REFLECTS THE NEW 36% AND 39.6% FEDERAL TAX RATES

               TAXABLE INCOME       COMBINED      A TAX-EXEMPT YIELD OR
                                     TAX          4.50%  5.00%   5.50%
     JOINT             SINGLE       BRACKET      EQUALS A TAXABLE YIELD OF
$ 40,000-80,000  $ 40,000-53,500   31.74%         6.59%  7.33%   8.06%

  80,001-89,150  ...............   32.28          6.64   7.38    8.12

 ..............    53,501-80,000   34.59          6.88   7.64    8.41

 89,151-100,000   80,001-100,000   35.10**        6.93   7.70    8.47

100,001-140,000  100,001-115,000   35.76**        7.01   7.78    8.56

140,001-200,000  115,001-200,000   40.42**        7.55   8.39    9.23

200,001-250,000  200,001-250,000   40.80**        7.60   8.45    9.29

 250,001 AND UP   250,001 AND UP   44.13**        8.05   8.95    9.84

 This table is for illustrative purposes only and does not project or guarantee future yields of the Fund. *The combined brackets include the effect of deducting state taxes on your federal tax return. **Does not reflect the phase-out of exemptions for federal tax purposes or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.


1 Some income may be subject to Alternative Minimum Taxation for taxpayers subject to such tax.


PAGE 3
------

[Graphic of portion of collage described above showing model of house and blueprint.]

THE MAGIC OF COMPOUNDING
------------------------

Dividends from the Gradison-McDonald Tax-Free Income Fund can be paid to you each month or reinvested to purchase additional shares of the Fund Remember that money that is reinvested will compound tax-free. The following chart illustrates the effect of tax-free compounding

CHART - THE POWER OF TAX-FREE COMPOUNDING -
A CHART SHOWING A $10,000 INVESTMENT YIELDING A TAX-FREE FIXED RETURN OF 5.5% WITH DIVIDENDS PAID OUT AND AGAIN WITH DIVIDENDS REINVESTED OVER A 1,2,3,4 AND 5 YEAR PERIOD.

 The above chart is based on a hypothetical investment of $10,000 receiving fixed annual returns of 5.5%. Based on the 40.4% federal and Ohio state income tax bracket. This table is for illustrative purposes only and does not project or guarantee future fund dividends.

HIGH QUALITY, DIVERSIFIED PORTFOLIO
-----------------------------------


Gradison-McDonald Ohio Tax-Free Income Fund invests by nationally recognized service. It focuses on bonds with a maturity of 10 years or longer, which can return a higher yield but are more sensitive to interest rate fluctuations The Fund's managers use a range of bond maturities to attempt to reduce those fluctuations.
                1-800-869-5999  [Telephone information logo.]

PAGE 4
------


LOW MINIMUM INVESTMENT
----------------------

The Gradison-McDonald Ohio Tax-Free Income Fund has a low minimum initial investment of $1,000. Additional investments can be made for as little as $50.



MONTHLY PAYMENT & REINVESTMENT
------------------------------

Dividends are paid monthly. You may choose to receive monthly dividends automatically reinvested in the Fund.

EXCHANGES
---------

You can move money from one Gradison-McDonald fund to another at any time without a service charge. The Gradison-McDonald funds currently include:

Established Value Fund
Opportunity Value Fund
Government Income Fund
U.S. Government Reserves
Intermediate Municipal Income Fund

Gradison-McDonald funds planned for 1995 and sold by prospectus only include:

Growth & Income Fund
International Fund

ACCESS
------
_____[Graphic of postcard of tree lined street.]
You can redeem shares on any business day.

INSIDE BACK COVER
-----------------

                                A TRUSTED NAME

                             Gradison-McDonald
                    is headquartered in Cincinnati and has
                       managed mutual funds since 1976.
                    The parent company, McDonald & Company
                       Investments, was founded in 1924
                          and has been listed on the
                     New York Stock Exchange since 1983.
                        It operates a leading regional
                   investment advisory, investment banking,
                        and investment brokerage firm
                           with offices throughout
                         Ohio, Michigan and Indiana,
                   and in Atlanta, Boston, Dallas, Chicago,
                     Los Angeles, the New York City area
                             and Naples, Florida.


                1-800-869-5999  [Telephone information logo.]

BACK COVER
----------
                  [Graphic of portable phone and envelopes.]

                          To find out more about the
                             GRADISON-MCDONALD
                          OHIO TAX-FREE INCOME FUND
                         or other funds in the family

                                     CALL

                                1-800-869-5999

                                   OR WRITE

                       Gradison-McDonald Mutual Funds
                              580 Walnut Street
                            Cincinnati, Ohio 45202

                             GRADISON-MCDONALD

You may obtain a prospectus containing complete information about the funds from a Gradison . McDonald Mutual Funds representative or your Investment Consultant. Read it carefully before investing.

The investment return and value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Under rare circumstances, a small portion of the Fund's income may be subject to Federal and State taxes.
McDonald & Company Securities, Inc.--Distributor

                           To find out more about the

                               GRADISON-MCDONALD

                                  INTERMEDIATE

                             MUNICIPAL INCOME FUND

                          or other funds in the family

                                      CALL

                                 1-800-869-5999


                                    OR WRITE

                        Gradison-McDonald Mutual Funds

                               580 Walnut Street

                            Cincinnati, Ohio  45202


                               GRADISON-MCDONALD

The investments return and value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
McDonald & Company Securities, Inc. -- Distributor

                                 INTERMEDIATE
                               MUNICIPAL INCOME
                                     FUND


                               GRADISONY-MCDONALD

Duotone of postcards, rope, shells, sand and fabric with abstract shell motif on wooden floor. Tagline reads Your Future Starts Today.




                                     YOUR
                                    FUTURE
                                    STARTS
                                     TODAY


                              P R O S P E C T U S

                                November 1,1995

                              SIGNIFICANT FEATURES


                         Professional Management
                         Portfolio Diversification
                         Dividends Paid in Additional Shares or Cash
                         Daily Liquidity at Net Asset Value
                         $1,000 Minimum Initial Investment
                         $50 Minimum Additional Investment


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                THE DATE OF THIS PROSPECTUS IS NOVEMBER 1, 1995





                                  INTERMEDIATE
                             MUNICIPAL INCOME FUND




                      AN INTERMEDIATE MUNICIPAL BOND FUND
                    SEEKING A HIGH LEVEL OF AFTER-TAX INCOME



The Gradison-McDonald Intermediate Municipal Income Fund ("Fund") is a diversified open-end management investment company which seeks to provide as high a level of after-tax current income exempt from regular Federal income tax as is consistent with preservation of capital by investing primarily in intermediate maturity municipal securities. The Fund's dollar-weighted average portfolio maturity will range between three and ten years under normal conditions. McDonald & Company Securities, Inc. ("McDonald" or the "Adviser") is the investment adviser and principal underwriter for the Fund. The Gradison Division of McDonald ("Gradison") acts as transfer agent of the Fund. The Fund is a series of the Gradison-McDonald Municipal Custodian Trust.


This Prospectus is designed to provide you with information that you should know before investing and should be retained for future reference. A Statement of Additional Information for the Fund, dated November 1, 1995 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available upon request without charge from the Fund at the address shown on the cover of this Prospectus or by calling the phone numbers provided below.


For all information (including purchases, redemptions, and most recent yield), call 579-5700 from Cincinnati, Ohio or 1-800-869-5999 toll free. 1-800-869-5999 toll free.

TABLE OF CONTENTS
Expense Summary                                 2

Financial Highlights                            3

Investment Objective                            4

Risk Factors and For Whom the Fund

May Be Appropriate                              4

Investment Policies                             4

Purchases and Redemptions                       8

Net Asset Value                                 11

Optional Shareholder Services                   12

Distributions                                   12

Taxes                                           12

General Information                             13

Management of the Fund                          13

Distribution Service Plan                       14

Performance Calculations                        14


EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge on purchases
(as a percentage of offering price)
----------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees (after waiver)                              .25
12b-1 Fees                                                  .25
Other Expenses (after reimbursement)                        .75


TOTAL FUND OPERATING EXPENSES                              1.25
(after waiver and reimbursement)
----------------------------------------------


The "management fee" category and Oother expenses category would be .50%, and
 .93%, respectively, absent fee waiver and expense reimbursement by the Adviser and it is estimated that total expenses of the Fund absent fee waiver and expense reimbursement would be 1.68%. The fee waiver and expense reimbursement will be in effect through December 31, 1996, and may be continued thereafter. For further information about fee waiver and expense reimbursement see "Management of the Fund."

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. (For more information about expenses, see "Purchases and Redemptions," "Distribution Service Plan" and "Management of the Fund.")

Example: You would pay the following expenses on a $1,000 investment assuming 5% annual return* and redemption at the end of each period:


                 1 Year     3 Years     5 Years     10 Years
                   $32         59          $87        $168



* The 5% annual return is a standardized rate prescribed for use by all mutual funds for the purpose of this example and does not represent the past or future return of the Fund.

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


FINANCIAL HIGHLIGHTS

The table below presents the financial highlights of the Fund's operations. The information is expressed in terms of a single share outstanding throughout the periods. The financial highlights have been audited by Arthur Anderson LLP, independent public accountants, as indicated in their report which appears in the Statement of Additional Information.


                                                                    YEAR                                FOR THE PERIOD
                                                                    ENDED                             APRIL 15, 1994* TO
                                                                 JUNE 30,1995                            JUNE 30, 1994
Net asset value at beginning of period                            $  12.718                                $  12.500
                                                                  ---------                                ---------
Income from investment operations:
 Net investment income                                                 .633                                     .119
 Net realized and unrealized gain on investments                       .196                                     .217
                                                                  ---------                                ---------
Total income from investment operations                                .829                                     .336
                                                                  ---------                                ---------
Distributions to shareholders:
 Dividends from net investment income                                 (.629)                                   (.118)
                                                                  ---------                                ---------
Total distributions to shareholders                                   (.629)                                   (.118)
                                                                  ---------                                ---------
Net asset value at end of period                                  $  12.918                                $  12.718
                                                                  =========                                =========
Total return (1)                                                      6.72%                                    2.76%
                                                                  =========                                =========
Ratios/Supplemental data:
Net assets at end of period (in millions)                         $  14.0                                  $   7.3
Ratios net of expenses waived by the adviser (2):
 Ratio of expenses to average net assets                               .50%                                     .13% (3)
 Ratio of net investment income to average net assets                 4.95%                                    4.40% (3)
Ratios assuming no adviser waiver of expenses (2):
 Ratio of expenses to average net assets                              1.68%                                    2.94% (3)
 Ratio of net investment income to average net assets                 3.77%                                    1.58% (3)
Portfolio turnover rate                                             137.98%                                   10.38%


(1) Total returns are based upon an initial investment purchased without the applicable sales charge, represent actual returns over those periods, and have not been annualized.
(2) The Adviser absorbed expenses of the Fund through waiver of fees and reimbursement of certain expenses.
(3) Annualized.
*Date of public offering


INVESTMENT OBJECTIVE
The investment objective of the Fund is to provide as high a level of after-tax current income as is consistent with preservation of capital through investment primarily in obligations the interest from which is exempt from regular Federal income taxation.


RISK FACTORS AND FOR WHOM
THE FUND MAY BE APPROPRIATE
The net asset value and yield of the Fund's shares will fluctuate depending on market conditions and other factors, with the value of shares normally fluctuating inversely with changes in interest rates. There are risks associated with investment in municipal securities, options and financial futures transactions including changes by rating services of the rating of portfolio securities and in the ability of issuers to make payment of principal and interest. See "Investment Policies" at pages 4-8 of this Prospectus. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund may be appropriate for investors seeking income free of federal income tax, who can accept the fluctuations in the value inherent in investment in intermediate maturity debt securities. The Fund focuses on intermediate maturity investment grade securities. The Fund has a lower risk level and lower yield/return potential than fixed income investments with longer maturities and/or lower grade securities, and compared to equity investments. The Fund has a higher risk level and yield/return potential than fixed income investments with shorter maturities and/or higher grade securities, including money market investments.



INVESTMENT POLICIES

The Fund normally invests substantially all (at least 80%) of the value of its net assets in securities, the interest from which is exempt from regular Federal income tax. The interest from some municipal securities which the Fund invests in is subject to the federal alternative minimum tax ("AMT"). (See "Taxes.") For the year ended June 30, 1995, 100% of the Fund's income dividends were free from regular Federal income taxes and 21% were subject to AMT. The Fund does not anticipate that it will ordinarily invest in securities subject to regular Federal income tax. However, the Fund's trustees or the Adviser may determine that conditions in the markets for tax-exempt securities make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund may invest up to 100% of its assets in investments subject to Federal income tax for temporary defensive purposes to reduce fluctuations in the value of the Fund's assets. The taxable securities the Fund may invest in for temporary defensive purposes are United States Treasury securities with maturities of less than three years. The investment objective of the Fund and the policy set forth in the first sentence of this paragraph cannot be changed without the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act"). All other policies and limitations described in this Prospectus, unless denominated as fundamental policies or restrictions which may not be changed without shareholder approval, may be changed without shareholder approval. See "Description of the Trust" in the Statement of Additional Information.


The Fund invests in municipal bonds issued by or on behalf of states, territories or possessions of the U.S. and their political subdivisions, agencies and instrumentalities. Municipal bonds are generally issued to finance public works such as airports, bridges, highways, schools and housing. Municipal bonds are also used to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and facilities. Certain types of "private activity" municipal bonds are issued to obtain funding for privately operated facilities. There are two general categories of municipal bonds: general obligation and revenue. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenue of a project or facility. Payment of principal and interest on such bonds is dependent solely on the revenue generated by the facility financed by the bond or other specified sources of revenue or collateral. Private activity bonds are typically one type of revenue bond.

The Fund may also invest in short-term tax-exempt securities, usually for temporary purposes. Short-term tax-exempt securities are generally issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance public purposes. From time to time, the Fund may also invest up to 10% of its assets in tax-exempt mutual funds, including tax-exempt money market funds, which have investment criteria equal to or higher than those of the Fund, subject to the requirements of applicable law. Such investments will result in shareholders, in effect, paying duplicate or multiple fees, since such mutual funds incur expenses similar to those of the Fund. The 1940 Act limits the Fund's investment in any other mutual fund to a maximum of 3% of the outstanding voting stock of that mutual fund and an amount which may not represent more than 5% of the assets of the Fund. The Adviser will only invest in such funds when it believes that the yields on such funds are advantageous.

The Fund may invest in participations in lease obligations or installment purchase contract obligations of municipal authorities or entities ("Municipal Leases"). Certain Municipal Leases contain "nonappropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation Municipal Leases are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Nonappropriation leases may present special risks because the municipality's obligation to make future lease or installment payments depends on money being appropriated in the future. The Fund will limit its investment in nonappropriation leases to a maximum of 10% of its assets. The Fund invests in such leases according to guidelines of the Fund as set forth in the "Municipal Leases" section of the Statement of Additional Information.

With respect to unrated Municipal Leases, credit quality will be determined by the Adviser (pursuant to procedures established by the Board of Trustees ("Board"), and subject to review by the Board) on an ongoing basis, including an assessment of the likelihood that a lease will be cancelled. For further information, see "Municipal Leases" in the Statement of Additional Information.

The Fund may invest in floating or variable rate instruments, which provide for interest rate adjustments at specified intervals. Rate adjustments on such securities are usually set at the issuer's discretion, in which case the Fund would normally have the right to resell the security to the issuer or its agent. Alternatively, rate revisions may be determined in accordance with a prescribed formula or other contractual procedure. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase the potential for capital appreciation or depreciation is less than for fixed rate obligations.

The Fund may also acquire put options in combination with the purchase of underlying securities or may separately acquire put options that relate to securities held in the Fund's portfolio. Such put options would give the Fund the right to require the issuer or some other person to purchase the underlying security at an agreed upon price. There is no assurance that the issuer of a put bond acquired by the Fund will be able to repurchase the bond upon the exercise date if the Fund chooses to exercise its right to put the bond back to the issuer.

The Fund may invest in zero coupon municipal bonds. Such bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by reducing its need to use cash for debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such bonds experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law, which is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. The Fund does not intend to invest more than 25% of its total assets in zero coupon bonds.

The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis, that is, obligate itself to purchase or sell securities with delivery and payment to occur at a later date. Such securities are subject to market fluctuation and the yields on securities so purchased may be lower than those available in the market at the time of delivery. "When issued" and "delayed delivery" transactions may be expected to occur a month or more before delivery is due. The Fund will maintain, in a segregated account with its custodian, cash or liquid high-grade debt securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund acquires securities in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio and not for the purpose of investment leverage. The Fund does not accrue income on securities purchased on a when-issued or delayed delivery basis until delivery occurs. The Fund may enter into delayed delivery sales of securities in order to accommodate purchasers of portfolio securities from the Fund in transactions effected at an advantageous price to the Fund. The Fund will limit its outstanding purchases of securities on a "when-issued" or "delayed delivery" basis to no more than 33 1/3 % of its total assets.

QUALITY (RATINGS)

The Fund invests in municipal bonds judged by the Adviser to be of investment grade quality. Investment grade bonds are those rated Baa or better by Moody's Investors Service, Inc. ("Moody's"), or BBB or better by Standard & Poor's ("S&P") or Fitch Investor Services, Inc. ("Fitch"). Investment grade bonds have adequate to strong protection of principal and interest payments. Bonds
rated Baa are   considered by Moody's to be medium grade obligations which lack outstanding investment characteristics and, in fact, have speculative characteristics as well, while municipal obligations rated BBB are regarded by S&P and Fitch as having an adequate capacity to pay principal and interest. Bonds rated BBB or Baa are at the lower end of the investment grade category and may be more sensitive to economic changes and changes in the financial condition of issuers. The Fund may also invest in unrated obligations determined by the Adviser to be of equivalent quality to the rated securities in which it is permitted to invest. See the Statement of Additional Information for more detailed information concerning securities ratings. If the rating of a bond held by the Fund drops below investment grade or if an unrated bond deemed by the Adviser to be of equivalent quality to investment grade ceases to be considered investment grade, the Fund will normally sell such bond in a reasonable period of time.

In the case of short-term notes, the Fund will invest in notes rated SP-1 through SP-2 by S&P or MIG 1 through MIG 3 by Moody's. In the case of tax-exempt commercial paper, the Fund will invest in such when rated A-1+ through A-2 by S&P or Prime-1 or Prime-2 by Moody's.

MATURITY

Under normal conditions, the Fund's dollar-weighted average portfolio maturity will be between three and ten years. The maturity of the Fund's investments may be varied within this range according to the Adviser's outlook for interest rates and other conditions. The Fund may hold securities with maturities of less than three years or more than ten years as long as its dollar-weighted average maturity is between three and ten years. On June 30, 1995, the weighted average maturity of the Fund's portfolio was 6.42 years.

PORTFOLIO TURNOVER

Although the Fund does not normally intend to invest for the purpose of seeking short-term profits, it may do so when it is consistent with the Fund's investment objectives. Securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held.

DIVERSIFICATION
The Fund will not, as a fundamental policy, with respect to 75% of its assets, invest more than 5% of its assets in securities of any one issuer or acquire more than 10% of the voting securities of any issuer, except securities issued by the U.S. Government or its agencies or instrumentalities. The Fund does not intend to invest in securities backed by letters of credit of any one bank to the extent that such securities constitute more than 10% of the assets of the Fund. For this purpose, the "issuer" of a security is deemed to be the entity whose assets and revenues are committed to the payment of principal and interest on that security, provided that the guarantee of an instrument will be considered a separate security except when the value of all securities issued or guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the total assets of the Fund.


CONCENTRATION
It is possible that the Fund will invest more than 25% of its assets in a particular segment of the municipal bond market such as Hospital Revenue Bonds, Housing Agency Revenue Obligations, Airport Revenue Obligations or in securities the issuers of which are located in one state. (As of June 30, 1995, 40.1% of the Fund's assets were invested in securities, the issuers of which were located in Ohio.) This would only be the case if the Adviser determined that the yields available from such obligations justified the additional risks associated with such concentration. Economic, business, political and other developments generally affecting the revenue of such issuers (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all obligations in such a market segment.


OHIO ECONOMIC CONSIDERATIONS

Because a substantial portion of the Fund's assets are invested in securities of Ohio issuers, political and economic factors affecting Ohio could affect the creditworthiness and the value of the securities in its portfolio. The Ohio economy, while diversifying more into service and other nonmanufacturing areas in recent years, continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment involved in agribusiness. The State's overall unemployment rate is commonly somewhat higher than the national figure although in recent years the reverse has been true. The unemployment rate and its effects vary among particular geographic areas of the State. Future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, could adversely affect the market value of Ohio Obligations held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on those obligations. See "Factors Relating to Ohio" in the Statement of Additional Information.


OTHER INVESTMENT RESTRICTIONS
The Fund may not borrow money, except from banks as a temporary measure or for extraordinary or emergency purposes, and then only in amounts not exceeding 10% of its total assets. While any borrowing of greater than 5% of assets occurs, the Fund will not purchase additional portfolio securities. This restriction may not be changed without shareholder approval. The Fund may not invest more than 15% of its assets in securities that are not readily marketable nor may it pledge more than 15% of its assets.

HEDGING
The Fund may engage in certain hedging transactions involving the use of financial futures contracts, options on financial futures or options based on either an index of tax-exempt securities or on debt securities the prices of which, in the opinion of the Adviser, correlate with the prices of the Fund's investments. These hedging transactions are designed to limit the risk of price fluctuations of the Fund's investments. The Fund may purchase and sell financial futures contracts and related options. Futures contracts on a Municipal Bond Index are traded on the Chicago Board of Trade. This Index is designed to represent a numerical measure of market performance for long-term tax-exempt bonds.

The Fund may purchase and sell futures contracts on this Index or any other tax-exempt bond index approved for trading by the Commodity Futures Trading Commission to hedge against general changes in market values of portfolio securities which the Fund owns or expects to purchase. The Fund may also purchase and sell put and call options on index futures for hedging purposes. The Adviser believes that, under certain market conditions, price movements in U.S. Treasury security futures and related options may correlate closely with price movements in tax-exempt securities and may as a result provide significant hedging opportunities for the Fund. The Fund may also purchase and sell futures contracts and related options with respect to such U.S. Treasury securities when the Adviser believes that the price movements of Treasury securities will correlate with price movements in tax-exempt securities. The Fund will enter into hedging transactions only when it either owns an offsetting position in the underlying securities, options or futures contracts or maintains cash or liquid high-grade debt securities with a value sufficient at all times to cover its obligations, which assets are segregated by the Fund's custodian. The Fund might not employ any of the strategies herein, and there can be no assurance that any strategy used will succeed. The use of these strategies involves certain special risks, including (1) the fact that the skills needed to use hedging instruments are different from those needed to select the Fund's securities, (2) possible imperfect correlation, or even no correlation, between price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or liquidate its hedged position. New financial products and risk management instruments and techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objective and regulatory and tax considerations.

The Fund may purchase options on debt securities only if the value of the premiums does not exceed 5% of the Fund's total assets and will not purchase or sell futures contracts or related options if the sum of the amount of initial margin deposits on the Fund's existing futures positions and initial margin deposits and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. These respective guidelines cannot be guaranteed to limit the percentage of the Fund's assets at risk to 5% as to each type of transaction.

See the Statement of Additional Information for further information about futures and options and associated risks.

PORTFOLIO MANAGER

Stephen C. Dilbone, Executive Vice President of the Trust, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Dilbone has been portfolio manager of the Fund since its inception and of the Gradison-McDonald Ohio Tax-Free Income Fund since its inception in September 1992. He is a First Vice President of Gradison with responsibility for tax-exempt securities trading.

PURCHASES AND REDEMPTIONS

HOW TO PURCHASE SHARES
You may purchase shares of the Fund by bringing or mailing funds to McDonald or Gradison, the principal underwriter of the Fund. The minimum investment required to open an account is $1,000 and additional

The public offering price is the net asset value plus a sales charge. The sales charge varies depending on the size of the purchase. The current sales changes are:

                                                TOTAL SALES CHARGE
                                          ------------------------------             AMOUNT OF SALES CHARGE
                                          AS PERCENTAGE    AS PERCENTAGE              REALLOWED TO DEALERS
SIZE OF TRANSACTION                        OF OFFERING     OF NET ASSET                AS A PERCENTAGE OF
AT OFFERING PRICE                             PRICE            VALUE                    OFFERING PRICE
Less than $250,000                           2.00%            2.04%                        2.00%
$250,000 or more but less than $500,000      1.00%            1.01%                        1.00%
$500,000 or more                             0.00%            0.00%                        0.00%
---------------------------------------------------------------------------------------------------------------------------------

investments must be at least $50. These minimums may, however, be waived for certain group purchases. Purchase orders become effective when the Fund receives
the necessary   information about your account and provision for payment has been made. No share certificates will be issued. Share purchases are confirmed by issuance of account statements. Shares are sold at the public offering price based on the net asset value next determined after the Fund receives your order. See the table above for additional information about sales charges.


The Fund receives the net asset value from purchases. The sales charge is retained by McDonald or reallowed by McDonald to your investment dealer. In accordance with a distribution service plan adopted pursuant to Rule 12b-1, McDonald also receives an annual service fee as Distributor in the amount of
 .25% of the average net assets of the Fund (see "Distribution Service Plan"). The Fund sells shares without a sales charge to the trustees of any investment company as to which McDonald is investment adviser (and their families), current and retired employees of McDonald and affiliates (and their families), advisory accounts managed by McDonald or Gradison, and bank or trust company trust accounts.

Investors may purchase shares of the Fund without payment of a sales charge to the extent that the investment represents the proceeds of a redemption of any other mutual fund's shares, the purchase of which involved an initial sales charge. Additionally, investors may purchase shares of the Fund without payment of a sales load to the extent that the investment represents the proceeds of a redemption of any other mutual fund, except a Gradison-McDonald fund or a money market fund, so long as the investor has been invested in such fund for at least one year prior to the purchase of Fund shares. Investors must inform Gradison or McDonald of their eligibility for these no-load purchases and provide appropriate documentation to demonstrate their eligibility. Call Gradison or McDonald for details.

Within six months of a redemption of shares of the Fund, shareholders may reinvest all or part of the redemption proceeds in shares of the Fund without the payment of a sales charge. The amount which may be so reinvested is limited to an amount up to the redemption proceeds. In order to exercise this privilege, you must make a written request for reinstatement which must accompany the reinvestment. Gradison, McDonald, and the Fund do not assume any responsibility for your receipt of the reinvestment credit in the absence of such written notice from you, or for ensuring that you provide such written notice. This reinstatement privilege can be exercised only once for all or a portion of the shares redeemed. The tax treatment of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified by a reinvestment in the Fund within 30 days before or after the redemption (see "Taxes"). The Fund may amend or cease offering this privilege at any time as to shares redeemed after the date of such amendment or change.


QUANTITY DISCOUNTS

You may be entitled to reduced sales charges through a Combination of Investments, Rights of Accumulation, or a Letter of Intent, even if you do not wish to make an investment of a size that would normally qualify you for a quantity discount. You must nnotify Gradison or

McDonald whenever a quantity discount is applicable to your purchase and, if necessary, provide sufficient information to verify that your purchase qualifies for a discount. Upon such notification, you will receive the lowest applicable sales charge. The purchases or share balances of all accounts managed by an investment adviser may be aggregated for purposes of determining the amount of sales charge due on purchases. Gradison, McDonald, and the Fund shall not be responsible for failure to obtain such a quantity discount in the absence of such notification. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, contact Gradison or McDonald.

1. Combination of Investments. You may combine your purchase of shares of the Fund on any day with purchases of shares of the Fund or any other Gradison-McDonald funds sold with a sales charge made by you, your spouse and your children under the age of 21 to qualify for a quantity discount. The aggregate investments of a trustee or custodian for the benefit of you or any of the individuals described above may also be considered in determining whether a reduced sales charge is available.

2. Rights of Accumulation. Under your Rights of Accumulation, in determining the sales charge to be paid for your current purchase you may combine your current purchase with the current public offering price of shares of the Fund or any other Gradison-McDonald funds sold with a sales charge (or the original amount invested, whichever is greater) that are currently owned by you, your spouse, your children under the age of 21, or the aggregate investment of a trustee or other fiduciary, for the benefit of you or any of the individuals described above.

3. Letter of Intent. You may qualify for a reduced sales charge immediately by stating your intention to invest, during a 13-month period, an amount that would qualify you for a reduced sales charge. You may do this by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment you want included under your Letter of Intent. Each investment you make after signing the Letter of Intent will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. A Letter of Intent will apply to all Gradison-McDonald funds sold with a sales charge.

When you sign a Letter of Intent, shares purchased by you with a value of 3% of the amount you specify in the Letter of Intent will be restricted, that is, these shares cannot be sold or redeemed until the Letter of Intent is satisfied or the additional sales charges have been paid. If the total purchases you make under the Letter of Intent, less redemptions, equal or exceed the amount you specify in the Letter of Intent, the shares will no longer be restricted. If the total purchases, less redemptions, exceed the amount you specify, and qualify you for further quantity discount, Gradison or McDonald will, at your request, make a retroactive share adjustment and will apply the adjustment to purchase additional shares of the Fund for your account at the next computed price. If you do not complete your purchases under the Letter of Intent, your sales charge will be adjusted upward, and if, after written notice, you do not pay the increased sales charge, restricted shares will be redeemed to pay such charge.

HOW TO REDEEM SHARES

You may redeem shares of the Fund without charge or penalty by sending a written redemption request to the Fund identifying the name of the Fund, the account name and number and the number of shares or dollar amount to be redeemed. You may redeem shares by telephone and have the proceeds of your redemption mailed to the address on the FundGs records. All redemptions are effected at the next net asset value calculated after the Fund receives the redemption request in good order. The Fund normally makes payment for redeemed shares within one business day, and, except in extraordinary circumstances, within seven days after receipt of a properly executed redemption request. Shareholders may make special arrangements for wire transfer of redemption proceeds by contacting the Fund in advance of a contemplated share redemption. The Fund reserves the right to delay payment for the redemption of shares where the shares were purchased with a personal check, but only until the purchase payment has cleared, which may take up to 15 days from the day the check is received by the Fund. If you need more immediate access to your investment, you should consider purchasing shares by wire, cash, or other immediately available funds.

All redemption information and authorizations (except those effected by McDonald or Gradison) should be mailed or delivered to Gradison-McDonald Mutual Funds, 580 Walnut Street, Cincinnati, Ohio 45202.

Under extraordinary circumstances, such as periods of drastic economic or market changes, it is possible that you might not be able to reach the Fund by telephone to effect a redemption. In the event of such a situation, you can mail or personally deliver a written redemption request to the Fund's offices. Shareholders who have brokerage accounts with McDonald or Gradison can also request that their Investment Consultants arrange the redemption. The telephone redemption feature may be terminated or modified upon 30 days' notice to shareholders.

The Fund, Gradison, McDonald, and their officers and employees, will not be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, in the view of the Securities and Exchange Commission, it may be liable for any losses resulting from unauthorized instructions. Telephone transactions are available to all shareholders automatically.

REDEMPTIONS THROUGH MCDONALD
AND GRADISON

Investors who maintain brokerage accounts with McDonald or Gradison may redeem shares of the Fund through their Investment Consultants.

EXCHANGES

Shares of the Fund may be exchanged, without administrative fees, for shares of any other Gradison-McDonald fund and for shares of certain Federal and/or Ohio tax-free or municipal income money market funds.

You may request exchanges by telephoning or writing the Fund. Before making an exchange, you should read the prospectus of the fund in which you are investing which is available upon request. An exchange may not be made from the Fund to the fund in which you are investing unless the shares of such fund are registered for sale in the state in which you reside. Exchanges of Fund shares for shares of funds sold subject to an initial sales charge will be subject to such sales charge except to the extent that a sales charge has previously been paid in connection with the shares. The terms of the exchange feature are subject to change and the exchange feature is subject to termination, both upon 60 days' written notice, except that no notice shall be required under certain circumstances provided for by rules of the Securities and Exchange Commission.

NET ASSET VALUE

The net asset value per share of the Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of shares outstanding. The net asset value is generally computed once daily as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time, on each day when the New York Stock Exchange is open for business and on any other day there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value might be materially affected by changes in the value of portfolio securities.

Securities are valued by using market quotations, prices provided by market makers or pricing services, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost which approximates market value. Other assets are valued at fair value as determined pursuant to procedures approved by the Board.

OPTIONAL SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN

You may arrange for a fixed amount of money to be transferred automatically on a regular basis from your bank or other depository account to your Fund account. For additional information, obtain the Gradison-McDonald Automatic Investment Plan form from the Fund.

MONTHLY DISTRIBUTION PLAN

You may elect (on the Account Information Form) to automatically receive cash payments of dividends and/or capital gains distributions. (For this purpose, short term capital gains distributions are considered dividends.) You may change or terminate this option at any time by written notice to the Fund.

AUTOMATIC PAYMENT PLAN

If your account has a value of at least $10,000, you may elect (on the Account Information Form) to have monthly or quarterly payments of a specified amount (but not less than $50) mailed to you or anyone specified on the form. You may change or terminate this option at any time by written notice to the Fund. Because the Fund cannot guarantee that payments will be made on the date specified, the Plan should not be used for time-sensitive payments.


DISTRIBUTIONS

The Fund declares dividends from net investment income daily, immediately prior to the close of business. These dividends are credited to fully paid shares of record at the time of declaration. (Fund shares begin earning dividends on the business day after the Fund receives payment for the purchase of such shares.) Dividends representing the amounts credited to Fund shares are paid monthly. Net realized capital gains, if any, will be distributed at least annually. The Fund distributes substantially all of its net investment income and capital gains (if any) to shareholders each year.

Unless you select the Monthly Distribution Plan, all income dividends and net realized capital gain distributions are automatically paid in additional shares at the net asset value of such shares on the date the dividends or distributions are payable. There is no sales charge for shares issued in this manner. Gradison acts as the Fund's transfer agent and dividend disbursing agent.

TAXES


Federally tax-free interest earned by the Fund is federally tax-free when distributed to you as income dividends. Any taxable income earned on the Fund's investments would be distributed to you as a taxable dividend. Distributions of short-term capital gains and a portion of the gain on bonds purchased at a discount after April 30, 1993, are taxable for Federal income tax purposes as dividends, and distributions of net capital gains, when designated as such, are taxable for those purposes as long-term capital gains, regardless of the length of time you have owned your shares. Distributions of any taxable dividends or realized capital gains are taxable when they are paid, whether you take them in cash or additional Fund shares, except that any distributions declared in December and paid in January are treated as if paid on December 31.

The interest from some municipal securities is subject to the federal alternative minimum tax. There is no limit on the percentage of its assets which the Fund may invest in these securities. Individuals who are subject to the tax must report this interest on their tax returns.

Each year, the Fund will provide a statement informing you of the Federal tax status of dividends and other distributions paid during the previous year. You may be subject to state or local taxes on your investment, depending on the laws in your area. Because some states exempt their own municipal obligations from tax, you will receive tax information each year showing the allocation of the Fund's income and/or investments by state.

If you purchase Fund shares just before the record date of a distribution of capital gains, you will pay the full price for shares and then receive a portion of the price back as a taxable distribution. The Fund is required to withhold 31% of all taxable dividends, capital gain distributions, and redemption proceeds if you do not furnish the Fund with a correct taxpayer identification number and in certain other circumstances.

Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund generally will have similar tax consequences. However, special rules apply (1) when you dispose of Fund shares through an exchange within 90 days after your purchase and acquire shares of another fund without paying a sales charge, or (2) if you redeem shares of another fund within 90 days after purchase and then acquire Fund shares without paying a sales charge. In these cases, any gain on disposition of shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase Fund shares within 30 days after redeeming other Fund shares at a loss, that loss will not be deductible and will increase the basis of the newly purchased shares.

The foregoing is only a summary of some important generally applicable Federal and state income tax provisions in effect as of the date of this Prospectus; see the Statement of Additional Information for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor.

GENERAL INFORMATION

The Fund is a series of the Gradison-McDonald Municipal Custodian Trust (the "Trust"), which is an Ohio business trust organized under the laws of the State of Ohio by a Declaration of Trust dated June 11, 1992. The Fund is a diversified portfolio of the Trust which is registered with the Securities and Exchange Commission as an open-end management investment company. Each share of the Fund has one vote and represents an equal pro rata interest in the Fund. As an Ohio business trust, the Trust is not required to hold annual shareholder meetings, although special shareholder meetings may be called for purposes such as electing or removing trustees. Special meetings shall be called upon the written request of shareholders owning at least 10% of the outstanding shares of the Fund. The Fund's fiscal year ends June 30th. Shareholder inquiries should be directed to the telephone number or address of the Fund listed on the first page of this Prospectus.

MANAGEMENT OF THE FUND

The Trust's Board of Trustees is responsible for the direction and supervision of the Fund's operations. McDonald acts as the Fund's investment adviser and principal underwriter. McDonald is a wholly owned subsidiary of McDonald & Company Investments, Inc., McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114. Subject to the authority of the Board, McDonald manages the investment and reinvestment of the assets of the Fund, and provides its employees to act as the officers of the Fund who are responsible for the overall management of the Fund. McDonald is an investment adviser and a securities broker-dealer. McDonald, including Gradison's predecessor, has served as an investment adviser to investment companies since 1976.

The Fund pays the Adviser a fee of one half of 1% of its average daily net assets for acting as its investment adviser. Gradison also acts as the Fund's transfer agent, dividend disbursing agent, and accounting services provider. For providing such services, Gradison receives an annual fee of $26.50 per shareholder non-zero balance account plus out of pocket costs for acting as transfer agent and dividend disbursing agent and an accounting services fee of
 .035% of the first $100 million of average daily net assets, .025% of the next $100 million of average daily net assets and .015% of average daily net assets in excess of $200 million, with a minimum fee of $48,000 per year. Gradison's address is 580 Walnut Street, Cincinnati, Ohio 45202.

All expenses not specifically assumed by the Adviser, Distributor, or transfer agent and incurred in the oper-ation of the Fund are borne by the Fund. These expenses include expenses for the cost of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities; registration, filing and similar fees; legal expenses; auditing and accounting expenses; taxes and other fees; brokers' commissions chargeable to the Fund in connection with securities transactions; expenses of Trustees who are not affiliated with the Adviser; charges and expenses of any transfer and dividend disbursing agent, registrar, custodian or depository appointed by the Fund; expenses of shareholders' and Trustees' meetings; and fees and other expenses incurred by the Fund in connection with its membership in any organization. The Fund reimburses the Adviser for all costs, direct and indirect, which are fairly allocable to services performed by the Adviser's employees for which the Fund is responsible.

McDonald may, from time to time, agree to waive the receipt of management or transfer agent fees from the Fund and/or reimburse the Fund for other expenses in order to limit the Fund's expenses to a specified percentage of average net assets. Through December 31, 1996, McDonald has agreed to waive fees and reimburse the Fund's expenses necessary to limit the Fund's annual expenses to a maximum of 1.25% of average net assets, excluding taxes, interest, and extraordinary items. Waiver and reimbursement arrangements, which may be terminated at any time without notice, will increase the Fund's yield. If McDonald discontinues a waiver or reimbursement arrangement, the Fund's expenses will increase and its yield will be reduced. McDonald retains the ability to be repaid by the Fund for fees waived and expenses reimbursed if expense ratios fall below the specified limit prior to the end of the fiscal year. McDonald may waive or reimburse fees in a greater amount than is required by an applicable fee waiver arrangement.

DISTRIBUTION SERVICE PLAN

Under the terms of a distribution service plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays to McDonald as Distributor a service fee at the annual rate of one quarter of 1% of the average daily net assets of the Fund. Such fee is calculated on a daily basis and paid to the Distributor monthly. The service fee is paid as compensation to the Distributor for providing personal services to shareholders of the Fund, including responding to shareholder inquiries and providing information to shareholders about their Fund accounts. The service fee is a fixed fee which may be more or less than the Distributor's expenses for rendering these services. The Distributor may use the fee to make payments to authorized dealers, including Gradison and McDonald, for providing these services to Fund shareholders.

PERFORMANCE CALCULATIONS

From time to time the Fund may advertise its "yield," "taxable equivalent yield," and "total return." Both yield and total return figures are based on historical figures and are not intended to indicate future performance. The yield of the Fund is computed by dividing the net investment income per share during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of the six-month period. The Fund's taxable equivalent yield is the yield that a taxable investment would have to generate in order to equal the Fund's yield for an investor in a stated tax bracket.

The total return of the Fund (including the effect of deduction of the maximum 2% sales charge) refers to the average annual compounded rate of return over specified time periods (which periods will be stated in the advertisement) that would equate an initial amount of money invested in the Fund (prior to deduction of the sales charge) at the beginning of a stated period to the ending redeemable value of the investment. The Fund may also calculate a total return which assumes that no sales charge was charged on the initial investment and aggregate total returns over various periods of time. The calculations of total return assume the payment of all dividends and other distributions in additional Fund shares.

              GRADISON-MCDONALD INTERMEDIATE MUNICIPAL INCOME FUND

                  GRADISON-MCDONALD MUNICIPAL CUSTODIAN TRUST


  ___________________________________________________________________________

                            STATEMENT OF ADDITIONAL

                                  INFORMATION

  ___________________________________________________________________________

For information, call: 579-5700 from Cincinnati, Ohio

Toll free (800) 869-5999 from outside Cincinnati

Information may also be obtained from the Fund at:
580 Walnut Street
Cincinnati, Ohio  45202

  ___________________________________________________________________________

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated November 1, 1995, which has been filed with the Securities and Exchange Commission. The Prospectus is available upon request without charge from the Fund at the above address or by calling the phone numbers provided above.





The date of this Statement of Additional Information is November 1, 1995.

  ___________________________________________________________________________

Contents                                      Page      Location in Prospectus
--------                                      ----
INVESTMENT POLICIES AND RESTRICTIONS  . . . .  4        Investment Objective and
     Diversification  . . . . . . . . . . . .  6         Policies
     Tax-Exempt Securities Ratings  . . . . .  6

FACTORS RELATING TO OHIO . . . . . . . . . . . 8        Ohio Economic Considerations

HEDGING STRATEGIES  . . . . . . . . . . . . . 13        Investment Objective and
                                                         Policies
      Special Risks of Hedging Strategies . . 14
      Additional Information
      About Hedging Transactions. . .. . . .  15
      Options  . . . . . . . .. . . . . . . . 16
      Guidelines for Options . .  . . . . . . 18
      Futures  . . . .  . . . . . . . . . . . 18
      Guidelines for Futures and
      Related Options  . . . . . . . . .  . . 21

MUNICIPAL LEASES  . . . . . . . . . . . . . . 21         Investment Objective and
                                                         Policies

PURCHASE OF SHARES  . . . . . . . . . . . . . 22         How to Purchase Shares

LETTERS OF INTENT   . . . . . . . . . . . . . 23         Quantity Discounts

REDEMPTION OF SHARES  . . . . . . . . . . . . 23         How to Redeem Shares
                                                         Redemptions through Gradison
                                                         and McDonald
DAILY DISTRIBUTIONS - ACCOUNTING PRINCIPLES . 24         Distributions

TAXES . . . . . . . . . . . . . . . . . . . . 24         Taxes

NET ASSET VALUE . . . . . . . . . . . . . . . 27         Net Asset Value

PURCHASE OF FUND SHARES . . . . . . . . . . . 27         How to Purchase Shares

PORTFOLIO TRANSACTIONS  . . . . . . . . . . . 28

INVESTMENT ADVISER  . . . . . . . . . . . . . 30         Management of the Fund
     Advisory Agreement . . . . . . . . . . . 31
     Master Distribution Agreement  . . . . . 32
     Distribution Service Plan  . . . . . . . 33
     Transfer Agent and
      Accounting Services Agreement  . . .  . 34
     Other Compensation Paid/
      Reimbursement Made to the Adviser   . . 35

TRUSTEES AND OFFICERS OF THE TRUST    . . . . 35

DESCRIPTION OF THE TRUST  . . .  . . . . . . .37         General Information

CUSTODIAN . . . . . . . . . . .  .  . . . . . 38

INDEPENDENT PUBLIC ACCOUNTANTS  . . . . . . . 39

LEGAL COUNSEL . . . . . . . . . .  .  . . . . 39

EXCHANGES . . . . . . . . . . . . .   . . . . 39         Exchanges

TELEPHONE ACCESS TO
 INFORMATION . . . . . . . .  . . . .  . . . .40

INVESTMENT PERFORMANCE    . . . . .   . . . . 40         Investment Performance

APPENDIX A  . . . . . . . . . . .. .  . . . . 41

FINANCIAL STATEMENTS AND REPORT OF
 INDEPENDENT PUBLIC ACCOUNTANTS.  . . . Following page 42

SALES BROCHURE INFORMATION . . . . . . .Following Financial Statements

INVESTMENT POLICIES AND RESTRICTIONS

       Gradison-McDonald Intermediate Municipal Income Fund (the "Fund") invests primarily in securities issued by state and local municipalities the interest from which is free from regular Federal income tax. In addition to the investment restrictions described in the Prospectus, the Fund has adopted the following investment restrictions and limitations, which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, (as defined in the Investment Company Act of l940, as amended, the "Act".) See "Description of the Trust." The Fund will not:

 (1) Borrow money, except from banks or as a temporary measure or for extraordinary or emergency purposes such as to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous and not for leverage purposes, and then only in amounts not exceeding 10% of the total assets of the Fund at the time of the borrowing or one third of the value of the Fund's total assets including the amount borrowed. Any borrowing that comes to exceed 33 1/3% of the Fund's total assets by reason of a decline of net assets will be reduced to the extent necessary to comply with the 33 1/3% limitation. While any borrowing of greater than 5% of the assets
       occurs, the Fund will not purchase additional    portfolio securities;

 (2) Make loans, except that the purchase of securities as allowed by the Fund's investment objective and other investment restrictions and the entering into of repurchase agreements shall not be prohibited by this restriction;

 (3) Purchase or sell real estate, including real estate partnerships owning an equity interest in real estate. The purchase of securities secured by real estate which are otherwise allowed by the Fund's investment objective and other investment restrictions shall not be prohibited by this restriction;

 (4) Underwrite the securities of other issuers, except insofar as the Fund may technically be deemed an underwriter under the Securities
       Act of 1933 in connection with the acquisition of portfolio securities;

 (5) Purchase or sell commodities or commodity contracts or interests in oil, gas or other mineral exploration or development programs or leases. The purchase or sale of financial futures contracts or options on financial futures contracts for the purposes and within the limits set forth in the Prospectus and this Statement of Additional Information shall not be prohibited by this restriction;

 (6) Issue senior securities as defined in the Act, except to the extent that such issuance might be involved with respect to borrowings subject to item (1) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement and provided that the Fund may issue shares of additional series or classes that the Trustees may establish.

       The following limitations are not fundamental and may be changed without shareholder approval: (1) With respect to the purchase of securities of other investment companies, the Fund will not (a) purchase more than 3% of the outstanding voting shares of an investment company; (b) invest more than 5% of its assets in securities of any one investment company; or (c) invest more than 10% of its assets in securities of all investment companies. (2) The Fund will not make short sales of securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin. (3) The Fund will not purchase or retain in its portfolio any securities issued by an issuer, if to the Fund's knowledge, those Trustees and officers of the Trust or of the Fund's investment adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities. (4) The Fund will not mortgage, pledge or hypothecate securities in amounts exceeding 15% of the value of the assets of the Fund (taken at market value). Notwithstanding this restriction the Fund may enter into "when issued" and "delayed delivery" transactions. The deposit of underlying securities and other assets in escrow or other collateral arrangements in connection with the writing of options or margin for futures contracts or options on futures contracts are not deemed to be pledges or hypothecations subject to this restriction. (5) The Fund may not invest more than 5% of its assets in securities of unseasoned issuers which with their predecessors have had less than three years of continuous operations. (6) The Fund will not purchase any security if, as a result, more than 10% of its total assets would be invested in securities subject to legal restrictions upon resale.

       If a percentage restriction set forth above is met at the time of investment, a later movement above the restriction level resulting from a change in the value of securities held by the Fund will not be considered a violation of the investment restriction.

DIVERSIFICATION


       A bond for which the payments of principal and interest are secured by an escrow account of securities backed by the full faith and credit of the U.S. Government (defeased) will not be treated as an obligation of the original municipality for purposes of determining concentration. When a security is insured by bond insurance, it is not considered a security guaranteed by the insurer and there is no limit on the percentage of the Fund's assets that may be invested in securities insured by a single insurer.


TAX-EXEMPT SECURITIES RATINGS

       Moody's Investors Services, Inc. ("Moodys"), Standard & Poor's ("S&P"), and Fitch Investors Services, Inc. ("Fitch"), are private services that provide ratings of the credit quality of debt obligations, including issues of municipal securities. A description of the investment grade ratings assigned to municipal securities and tax-free commercial paper is set forth below. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

MUNICIPAL BONDS - Tax-exempt bonds rated Aaa and Aa by Moody's comprise what are generally known as "high grade bonds". Tax-exempt bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations". Factors giving security to principal and interest of A-rated tax-exempt bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The Baa rating is assigned to "medium grade" obligations by Moody's. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Tax-exempt bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest. Tax-exempt bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by S&P, indicates an adequate capacity to pay principal and interest. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for Municipal Obligations in this category than for Municipal Obligations in the A category.

       Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

SHORT-TERM NOTES - Moody's MIG1/VMIG1 rating denotes best quality characterized by strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Moody's MIG2/VMIG2 denotes high quality with ample margins of protection. MIG3/VMIG3 denotes favorable quality. While all security elements are accounted for there is lacking the undeniable strengths of MIG1/VMIG1 and MIG2/VMIG2. Moody's ratings MIG1/VMIG1-MIG3/VMIG3 are all investment grade ratings. S&P's rating of SP-1 reflects very strong or strong capacity to pay principal and interest. S&P's SP-2 rating reflects satisfactory capacity to pay principal and interest.

TAX-FREE COMMERCIAL PAPER - Issuers rated Prime-1 by Moody's (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets; and assured sources of alternate liquidity.

         Issuers rated Prime-2 by Moody's (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.
This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample liquidity is maintained.

A-1 - (S&P) This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".


FACTORS RELATING TO OHIO

       The following information constitutes only a brief summary of some of the many complex factors that may affect the financial situation of issuers in Ohio, and is not applicable to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements published in connection with the issuance of securities of certain Ohio issuers and from other publicly available documents, and is believed to be accurate. No independent verification has been made of any of the following information.

       The creditworthiness of Ohio Obligations of local Ohio issuers is generally unrelated to that of obligations issued by the State itself, and generally there is no responsibility on the part of the State to make payments on those local obligations. There may be specific factors that are from time to time applicable in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers, and it is possible the investment will be in particular Ohio Obligations or in those Obligations of particular issuers as to which those factors apply. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issue or issuer of Ohio Obligations.

       Ohio is the seventh most populous state, with a 1990 Census count of 10,847,000 indicating a 0.5% population increase from 1980.

       The Ohio economy while diversifying more into the service and other nonmanufacturing areas, continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.


       The State's overall unemployment rate has commonly been somewhat higher than the national figure. However, Ohio reported 1994 average monthly rate of 5.5%, compared to the national figure of 6.1% and l993 average monthly rate of 6.5% compared to the national figure of 6.8% The unemployment rate and its effects vary among particular geographic areas of the State.

       There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

       The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending a fiscal year ending June 30 (Fiscal Year "FY") or biennium in a deficit position. Most State operations are financed through the General Revenue Fund
(GRF), for which personal income and sales-use taxes are the major revenue sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to economic conditions, with the FY-ending balance reduced during less favorable economic periods and increased during more favorable economic periods. The State has established procedures for, and has timely taken, necessary actions to ensure a resource/expenditure balance during less favorable economic periods. These include general and selected reductions in appropriations spending; none have been applied to appropriations needed for debt service or lease rentals on any State obligations.

       As a first step of addressing a $520,000,000 GRF shortfall for Fiscal Year 1993 then estimated by the Office of Budget and Management (OBM), the Governor ordered selected GRF appropriations reductions totaling $300,000,000 effective July 1, 1992, expressly excluding appropriations for primary and secondary education and for debt service (including lease rental appropriations.) Subsequent executive and legislative actions provided for positive biennium-ending GRF balances.


    The GRF appropriations act for the 1994-1995 biennium provided for total GRF biennial expenditures of approximately $30.7 billion. Authorized expenditures in Fiscal Year 1994 were 9.2% higher than in Fiscal Year 1993 (taking into account F fiscal Year 1993 expenditures reductions), and for Fiscal Year 1995 are 6.6% higher than in Fiscal Year 1994.

    The first year of the biennium, Fiscal Year 1994, ended with a GRF fund balance of over $560,000,000, permitting an additional $260,300,000 to be deposited in the BSF. Actual Fiscal Year 1994 expenditures were 3.3% below those authorized, primarily as the result of lower than expected Medicaid spending, In addition, tax receipts (primarily auto sales and use tax) were significantly above estimates.

    The biennium ending GRF fund balance was $928,000,000. Of that, $70,000,000 has been retained as an unreserved and undesignated balance, and $858,000,000 transferred into various funds, including $535,200,000 into the Budget Stabilization Fund (which has a current balance of $828,300,000).

    The GRF appropriations act for the current biennium was passed on June 28, 1995 and promptly signed (with, however, selective vetoes) by the Governor. That act provides for total GRF biennial expenditures of approximately $33,5 billion, with the following examples of GRF biennial expenditure increases over those expenditures for the prior biennium for certain major programs: higher education, 13.1%; mental health and mental retardation, 4.8%; primary and secondary education, 15.4%; human services, 9.5%; justice and corrections, 28%.

    Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the related appropriations bill as introduced, and in the bill's versions as passed by the House and the Senate and in the act as passed and signed. the same is true for the separate Department of Transportation/Department of Public Safety and Bureau of Workers' Compensation appropriations acts, contained lease-rental appropriations for certain OBA-financed ODOT/DPS and BWC projects.

    In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70,000,000, has been transferred to a variety of funds, including $535,200,000 to the BSF. $322,800,000 was transferred to other funds, including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.


       The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by current provisions of the State Constitution. The State may incur debt to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception in both cases is for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)


       By thirteen constitutional amendments, the last adopted in 1993, Ohio voters have authorized the incurrence of State debt to which taxes or excises were pledged for payment. At July 1, 1995, $781 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding, with the only such State debt then still authorized to be incurred being portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($30.3 million outstanding); and (b) of $1.2 billion of obligations for local infrastructure improvements, no more than $120 million may be issued in any calendar year ($701 million outstanding).



       The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which are not given the right to have excises or taxes levied to pay debt services. Those special obligations include bonds and notes issued by, among others, the Ohio Public Facilities Commission and the Ohio Building Authority; approximately $5.0 billion of those obligations were outstanding at July 1, 1995.


       A 1990 constitutional amendment authorizes greater State and political subdivision participation in the provision of individual and family housing, including borrowing for the purpose. The General Assembly may for the purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts, although the obligations may not be supported by the State's full faith and credit.


    The General Assembly has placed on the November 1995 ballot a proposed constitutional amendment that would extend the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose) and authorize additional highway bonds. The latter would supersede the current $500,000,000 highway bonds authorization, and would authorize not more than $ 1.2 billion to be outstanding at any time and not more than $220,000,000 to be issued in a Fiscal Year. It cannot be predicted whether this amendment will be approved by the electors.

    Common resolutions are pending in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt. The proposal would authorize, among other things, the issuance of general obligation State debt for a variety of purposes, with debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding Fiscal Year's GRF expenditures. It cannot be predicted whether any such amendment will be submitted, or, if submitted, approved by the electors.


    State and local agencies issue revenue obligations that are payable from revenues from or relating to certain facilities, which obligations are not "debt" within constitutional provisions or payable from taxes. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.


    Local school districts in Ohio receive a major portion (on a statewide basis, recently approximately 44%) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 115 districts income taxes, for significant portions of their budgets. Litigation is pending, similar to that in other states, questioning the constitutionality of Ohio's system of school funding. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash needs borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed; in FY 1995 under this program 29 districts borrowed a total of $71.1 million (including over $27 million by one district), and in FY 1994 borrowings totaling $41.1 million.


    Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, established procedures provide for a joint State/local commission to monitor the municipality's fiscal affairs, and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages, in 18 of which the fiscal situation has been resolved and the procedures terminated.

    At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes unlimited as to amount or rate.


HEDGING STRATEGIES

    As discussed in the Prospectus, the Adviser may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's portfolio. The particular Hedging Instruments are described in Appendix A to this Statement of Additional Information. Any income realized from the use of options and futures would be taxable to shareholders.

    Hedging strategies can be broadly categorized as "short hedges" and "long hedges". A short hedge is a purchase or sale of a Hedging Instrument intended to partially or fully offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the

Fund owns or intends to acquire. Hedging Instruments on debt securities may be used to hedge either individual securities or broad market sectors.

    The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes".

    In addition to the products, strategies and risks described below, the Adviser may discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS OF HEDGING STRATEGIES

    The use of Hedging Instruments involves special consideration and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

(1) Successful use of most Hedging Instruments depends upon the Adviser's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the Adviser is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(3) Hedging strategies, if successful, can reduce risk of loss by whollym or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

(4) As described below, the Fund might be required to maintain assets as "cover", maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the opposite party to the transaction to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.


ADDITIONAL INFORMATION ABOUT HEDGING TRANSACTIONS

       The Fund will not use Hedging Instruments for speculative purposes or for purposes of leverage. Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash or liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

       Assets held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


OPTIONS

       The Fund may purchase put and call options, and write (sell) covered call options and covered put options, on debt securities. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge.

       Writing a covered call option serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

       Writing a put option serves as a limited long hedge because increases in the value of a security the Fund intends to purchase would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

       The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options purchased by the Fund that expire unexercised have no value.

       The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

       The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange- traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the contra-party) to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

       The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra-party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra-parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

       If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit and would be unable to limit its losses prior to expiration. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised. The inability to enter into a closing purchase transaction for a put option written by the Fund could also cause material losses because the price of the security underlying the option could continue to decline.

       As options on indexes of municipal and nonmunicipal debt securities become available, the Fund may purchase and write put and call options on such indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities markets (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

       Because of the limited availability of options on municipal securities, the Adviser may deem it in the best interest of the Fund to engage in transactions using exchange-traded options on U.S. government securities. Options on U.S. Treasury bonds, bills and Notes are currently so traded; additional contracts are likely to be developed. In the opinion of the Adviser, there is a high degree of correlation between the prices and interest rates of U.S. government securities and those of municipal securities. Therefore, the Adviser believes that options on U.S. government securities could serve as an effective proxy for options on municipal securities. Therefore, the Fund's options activities may also include options on U.S. government securities traded on national securities exchanges.

GUIDELINES FOR OPTIONS

       In view of the risks involved in using the options strategies described above, the Trust's Board of Trustees has determined that the Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets. This guideline may be modified by the board without shareholder vote. Adoption of this guideline cannot be guaranteed to limit the percentage of the Fund's assets at risk to 5%.

FUTURES

       The Fund may purchase and sell municipal bond index futures, municipal debt futures and other interest rate futures contracts. The Fund may also purchase put and call options and write put and covered call options on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

       Interest rate futures contracts also can be used to manage the average duration of the Fund's portfolio. If the Adviser wishes to shorten the average duration of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Adviser wishes to lengthen the average duration of the Fund, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

       The Fund may enter into interest rate futures contracts as a hedge against or to minimize adverse principal fluctuations or as an efficient means of regulating the Fund's exposure to the municipal bond market. The Fund could sell interest rate futures as an offset against the effect of expected increases in interest rates and purchase such futures as an offset against the effect of expected declines in interest rates.

       It is possible that the Fund's hedging activities will occur primarily through the use of municipal bond index futures contracts because the uniqueness of that index contract should better correlate with the Fund's portfolio and thereby be more effective. However, it is also possible that it may be deemed in the best interest of shareholders to use futures contracts on U.S. Treasury bonds, bills or notes, and the Fund reserves the right to use such futures contracts at any time. Use of these futures could occur, as an example, when both the U.S. Treasury bond futures contract and municipal bond index futures contract are correlating well with municipal bond prices, but the U.S. Treasury bond futures contract is trading at a more advantageous price making the hedge less expensive with the U.S. Treasury bond futures contract than would be obtained with the municipal bond index futures contract.

       No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

       Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market". Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund had insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

       Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions and options thereon only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

       Under the circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

       If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

       Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

GUIDELINES FOR FUTURES AND RELATED OPTIONS

       In view of the risks involved in using the futures and options strategies that are described above, the Trust's Board of Trustees has determined that the Fund will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and initial margin deposits and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. This guideline may be modified by the board without shareholder vote. Adoption of this guideline cannot be guaranteed to limit the percentage of the Fund's assets at risk to 5%.

       In addition, the Fund has represented to the CFTC that it will use futures contracts and options thereon solely in bona fide hedging transactions or under other circumstances permitted by the CFTC.


MUNICIPAL LEASES

       As described in the Prospectus, the Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "municipal leases") of a municipal authority or entity. Although municipal leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain municipal leases contain "nonappropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation municipal leases are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize the special risks associated with such securities by not investing more than 10% of its assets in municipal leases that contain nonappropriation clauses. In evaluating investments in municipal leases with nonappropriation clauses, the Adviser will consider such factors as whether (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past,(5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. Municipal leases provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Fund. With respect to evaluating the credit quality of a municipal lease the Adviser will consider: whether a lease can be canceled; the level of assurance that leased assets can be sold; the strength of the lessee's general credit; the potential for an event of nonappropriation; and the legal recourse in the event of a failure to appropriate.

       The Trust's Board of Trustees has established the following guidelines for determining the liquidity of municipal leases in the Fund's portfolio, and subject to review by the Board, has delegated that responsibility to the Adviser. When evaluating the liquidity of Municipal Leases, the Adviser, pursuant to procedures established by the Board, considers all relevant factors, including frequency of trading, availability of quotations, the number of dealers and their willingness to make markets, the nature of trading activity and the assurance that liquidity will be maintained.


PURCHASE OF SHARES

       The Fund reserves the right to impose a charge of $15 for any purchase check returned to the Fund as uncollectible and to collect such fee by redeeming shares of the Fund from such shareholder's account.

       The Fund reserves the right to limit the amount of any purchase and to reject any purchase order. Shares of the Fund are offered continuously; however, the offering of shares of the Fund may be suspended at any time and resumed at any time thereafter. The Fund intends to waive the initial and subsequent purchase minimums for employees of McDonald & Company Securities, Inc. which through its Gradison Division acts as the Fund's Adviser and Distributor.

LETTERS OF INTENT (SEE "HOW TO PURCHASE SHARES" IN THE PROSPECTUS)

       If the total purchases, less redemptions, exceed the amount you specify, and qualify you for a further quantity discount, Gradison or McDonald will, at your request, make a retroactive sales charge adjustment and will apply the adjustment amount to purchase additional shares of the Fund, and, if applicable, the shares of other Gradison-McDonald funds sold with a sales charge, for your account at the next computed price. For example:

1. You executed a Letter of Intent for $100,000 of shares and were, therefore, charged a $2,000 sales charge on purchases in that amount;

2. During the existence of the Letter of Intent you subsequently purchased an additional $400,000 of shares thereby qualifying for purchases at $0 sales charge;

3. You will receive an adjustment of $2,000, the sales charge you paid on the $100,000 purchase, since you reached the $500,000 purchase level during the existence of the Letter of Intent. The $2,000 will be applied to purchase additional shares for your account at the next computed price.


REDEMPTION OF SHARES

       The Fund may suspend the right of redemption or may delay payment (a) during any period when the New York Stock Exchange is closed other than for customary weekend and holiday closings, (b) when trading in markets normally utilized by the Fund is restricted, or an emergency exists (determined in accordance with the rules and regulations of the Securities and Exchange Commission) so that disposal of the securities held in the Fund or determination of the net asset value of the Fund is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders.

       The Fund transmits redemption proceeds only to shareholder names and addresses on its records (or which it has otherwise verified), provides written confirmation of all transactions initiated by telephone (either immediately or by monthly statement, depending on the circumstances), and requires identification from individuals picking up checks at its offices.

DAILY DISTRIBUTIONS - ACCOUNTING PRINCIPLES

       The distribution declared by the Fund each day will normally be in an amount equal to that day's proportionate share of the estimated net investment income for the applicable monthly period, plus, for certain periods, undistributed amounts of such income from prior periods, minus, for certain periods, amounts to provide a reserve of undistributed income which could be paid in subsequent months, divided by the number of days in that period. The amount of the daily distribution will generally differ from the Fund's daily book net income computed in accordance with generally accepted accounting principles. Estimated net investment income for any period will be based on the Adviser's projections of accrued interest income during such period less projected expenses of the Fund to be accrued for such period. This procedure may enable the Fund to avoid fluctuations in the total daily distributions from period to period and to minimize the possibility of making distributions from paid-in capital or other capital sources. The reserve may increase the net asset value of the Fund's shares, thereby causing shareholders to realize higher capital gains or lower capital losses upon redemption. On occasion, the Fund may make distributions which constitute returns of capital to shareholders.

       For example, if the Adviser estimates that net investment income for a 31-day month will be $.085 per share, and if the Fund has a reserve of $.01 per share of undistributed income, the daily distribution might be initially established at $.09/31 per share for each day during such month, leaving a reserve of $.005 per share available for distributions in subsequent months if such estimates are accurate. The Adviser may revise its estimates of the monthly amounts of such income, in which case the subsequent daily distributions during such month may be revised accordingly.


TAXES

       The Fund has qualified, and intends to qualify in the future, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code") and to qualify to pay "exempt-interest" dividends. By so qualifying, the Fund will be relieved of Federal income tax on that part of its investment company taxable income

(consisting generally of any taxable net investment income and net short-term capital gain) and any net capital gain (the excess of net long- term capital gain over net short-term capital loss) distributed to Fund shareholders. In order to qualify for treatment as a RIC under the Internal Revenue Code of 1986, as amended ("Code"), the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its net interest income excludable from gross income under Section 103(a) of the Code, and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loan, and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options, or futures that were held for less than three months ("Short-Short Limitation"); and (3) at the close of each quarter of the Fund's taxable year,
(a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets, and (b) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other
RICs) of any one issuer.

       Dividends paid by the Fund will qualify as exempt-interest dividends, and thus will be excludable from gross income by its shareholders, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under Section 103(a); the Fund has satisfied and intends to satisfy this requirement in the future. The aggregate dividends excludable from the shareholders' gross income may not exceed the Fund's net tax-exempt income.

       If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any allowable loss will be treated as long-term capital loss to the extent of any capital gain distributions received on those shares.

       Tax-exempt interest attributable to certain private activity bonds (including, in the case of a RIC, such as the Fund, receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to such bonds.

       Interest on indebtedness incurred or continued to purchase or carry Fund shares will not be deductible for Federal income tax purposes to the extent that the Fund distributes exempt-interest dividends. Purchases of Fund shares may be deemed to have been made with borrowed funds even though those funds are not directly traceable to the purchase of those shares. Exempt-interest dividends paid by the Fund are includible in your tax base for determining the taxability of social security and railroad retirement benefits. Shares of the Fund may not be an appropriate investment for "substantial users" of certain facilities financed by private activity bonds in which the Fund may invest because interest on such bonds will not be exempt from Federal income tax for such users and their related persons.

       Congress may propose to restrict or eliminate the Federal income exemption for interest on municipal securities. If such a proposal were enacted, the available of municipal securities for investment by the Fund would be adversely affected. In such event, the Fund would reevaluate its investment objective and policies.

       The Fund may acquire zero coupon municipal securities, which are securities issued with original issue discount. As the holder of those securities, the Fund must accrue a portion of the original issue discount during the taxable year, even if it receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its tax-exempt income, including any original issue discount, in order to qualify for treatment as a RIC, the Fund may be required in some years to distribute as a dividend an amount that is greater than the total cash it actually receives. Those distributions will be made from the Fund's other cash assets or from proceeds of sales of portfolio securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or options or futures, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

       The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from transactions in options and futures derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts will be subject to the Short-Short Limitation if they are held for less than three months.

       If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund may, when it engages in hedging transactions, seek to qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Funds' hedging transactions. To the extent this treatment is not available, the Fund may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.


NET ASSET VALUE

       The net asset value of the Fund is calculated once daily Monday through Friday except on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day Observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, Columbus Day, Martin Luther King Jr. Day, and Veteran's Day.

       The assets and liabilities of the Fund are determined in accordance with generally accepted accounting principles and the applicable rules and regulations of the Securities and Exchange Commission.


PURCHASE OF FUND SHARES (SEE "HOW TO PURCHASE SHARES" IN THE PROSPECTUS)

       The difference in the price at which the Fund's shares are offered due to scheduled variations in sales charges as a percentage of both offering price and amount invested, as described in the Prospectus under the caption "How To Purchase Shares", results from cost savings inherent in economy of size. Management of the Fund believes that costs and expenses of sales efforts of the Fund's principal underwriter and broker-dealers tend to decrease as the size of the purchase order increases. It is for this reason that the sales charges as a percentage of the offering price and of the amount invested are reduced with respect to "breakpoint" purchases and

Letter of Intent and Rights of Accumulation privileges, all as stated in the Prospectus. In addition, because the exchange privilege is available to all investors whose objectives may have changed and because it is such investors who initiate the exchange, no additional sales expenses are incurred, and accordingly, these savings are passed on to the investor in the form of a net asset value purchase when they have previously paid a sales load to another fund advised by the Adviser. No significant sales effort is necessary for sales of shares at net asset value to trustees of mutual funds as to which Gradison or McDonald act as an investment adviser (and their families), current and retired employees of the Fund's investment adviser, and investment advisory accounts managed by Gradison or McDonald. With respect to sales at net asset value to investors who purchase Fund shares with the proceeds of redemptions from other mutual funds as to which they have previously paid a sales charge, such waiver of the Fund's charge is necessary to compensate such investors for the fact that they have previously paid a sales load on their investment.
Sales are made to investors who have owned mutual fund shares for a year or more (where the proceeds of disposition of such shares are used to purchase Fund shares) without payment of a sales load as an additional inducement for purchase of Fund shares.


PORTFOLIO TRANSACTIONS


         The Adviser is responsible for making the Fund's portfolio decisions,including allocation of the Fund's brokerage business andnegotiation of brokerage commissions, subject to policies established by the Board of Trustees. The Fund places orders for transactions with a number of brokers and dealers. Most of the Fund's purchases and sales of portfolio securities are principal transactions with securities dealers and underwriters. Purchases of securities from underwriters, however, include a concession paid by the issuer to the underwriter and purchases or sales of securities from/to a dealer include a spread between the bid and ask prices. For the respective periods from the Fund's inception (April 15, 1994) through June 30, 1994 and for the fiscal year ended June 30, 1995, the Fund's unannualized portfolio turnover rates were 10.4% and 138.0%. The higher portfolio turnover for the fiscal year ended June 30, 1995 was caused by net redemptions of shares of the Fund which made it necessary to sell portfolio securities to pay redemptions and to purchase other portfolio securities.


         In purchasing and selling portfolio securities, it is the policy of the Fund to select brokers and dealers so as to obtain the most favorable net results, taking into account various factors, including the price of the security, the commission rate, the size of the transaction, the difficulty of execution and other services offered by brokers and dealers which are of benefit to the Fund. The Adviser selects brokers and dealers to execute transactions on the basis of its judgment of their professional capability to provide the service at reasonably competitive rates. The Adviser's determination of what constitutes reasonably competitive rates is based upon its professional judgment and knowledge as to rates paid and charged for similar transactions throughout the securities industry. The Adviser may consider sales by brokers or dealers of shares of the Fund when selecting brokers or dealers to execute portfolio transactions as long as the most favorable net results are obtained.

         The Adviser may receive commissions from the Fund for effecting transactions on an agency basis only in accordance with procedures adopted by the Board of Trustees. Any procedures adopted by the Trustees will incorporate the standard contained in Rule 17e-1 under the Investment Company Act of 1940 that the commissions paid must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Pursuant to Rule 17e-1, the Board of Trustees must review at least annually the appropriateness of any procedures in effect and must conduct compliance reviews at least quarterly and maintain records in connection with such reviews. The Adviser has assured the Fund that in all transactions placed with the Adviser, the Fund will be charged a commission that is at least as favorable as the rate the Adviser charges to its other customers in similar transactions. No commission charged to the Fund by the Adviser or any broker affiliated with the Adviser will include compensation for research services provided by the Adviser or any such affiliated broker. From the inception of the Fund to the date of this Statement of Additional Information, the Adviser has not received any commissions from the Fund for executing transactions in portfolio securities.

         Brokers who provide supplemental investment research to the Adviser may receive orders for agency transactions in portfolio securities of the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. Information so received is in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement with the Fund. If in the judgment of the Adviser the commission is reasonable in relation to the brokerage and research services provided, the Adviser is authorized to pay brokerage commissions in excess of commissions another broker would have received for effecting the same transaction, subject to the review of the Board of Trustees. Not all such research services may be used by the Adviser in connection with managing the Fund. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, and the Adviser may use such information in servicing its other accounts.

         Because of its affiliation with the Adviser, the Fund is prohibited from engaging in certain transactions involving the Adviser except in compliance with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder and subject to the possible receipt of exemptive relief from the Securities and Exchange Commission. Accordingly, the Fund does not purchase or sell portfolio securities from or to the Adviser in any transaction in which the Adviser acts as principal.
Pursuant to regulations of the Securities and Exchange Commission, the Fund may purchase securities in underwritings in which the Adviser participates as an underwriter.


         The Adviser, through its Gradison Division, also serves as the investment adviser to Gradison-McDonald Cash Reserves Trust ("GMCR"), (a U.S. Government "money market" investment company), Gradison-McDonald Government Income Fund ("GIF") of the Gradison Custodian Trust ("GCT") (Government income investment company) Gradison Growth Trust ("GGT") (equity investment company), and to the Gradison-McDonald Ohio Tax-Free Income Fund ("GMO") of the Trust and furnishes investment advice to other clients. The assets of the mutual funds managed by the Gradison Division totaled approximately $1.96 billion as of September 26, 1995. The Adviser, including its predecessor, Gradison & Company Incorporated, has served as investment adviser to investment companies since 1976.

         Investment decisions for the Fund are made independently from those for the other investment companies for which the Adviser acts as investment adviser, and other clients of the Adviser. Purchases and sales of particular securities may be effected simultaneously for such entities and clients. In such instances, the transactions will be allocated as to price and amount in a manner the Adviser considers equitable to each of the affected entities or clients, which could have a detrimental effect upon the price or amount of the securities purchased or sold for the Fund. On the other hand, in some cases the ability of the Fund to participate in volume transactions may produce better executions for the Fund. It is the opinion of the Board of Trustees that the benefits available to the Fund from retaining the Adviser outweigh any disadvantages that may arise from exposure to simultaneous transactions.



INVESTMENT ADVISER

         The Adviser manages the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective, policies and restrictions, subject to the general supervision and control of the Board of Trustees and pursuant to the terms of the Investment Advisory Agreement ("Agreement") between the Trust and Adviser. The Adviser and its officers and employees, from time to time, enter into transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions are not influenced by existing or potential custodial or other Trust relationships.

         The Adviser provides to the Trust at its own expense the executive officers who are necessary for the management and operations of the Fund.


         The Adviser, founded in 1924, is the leading underwriter of Ohio long-term municipal financings as measured by the value of offerings managed by underwriters (calculating full credit to each manager) according to Securities Data Company for 1994. The Adviser is a securities broker dealer with 23 retail offices in the state of Ohio and is the largest investment banking and securities brokerage firm headquartered in Ohio. The Adviser manages investment advisory accounts, including mutual funds, with assets in excess of $2.5 billion as of June 30, 1995.


ADVISORY AGREEMENT


         The Agreement provides that the Adviser will manage the investments of the Fund, subject to review by the Board of Trustees. The Adviser also bears the cost of salaries and related expenses of executive officers of the Trust who are necessary for the management and operation of the Fund and compensates the Trustees who are affiliated with the Adviser. As compensation for its services under the Agreement, the Adviser receives from the Fund a monthly fee based upon the average value of the daily net assets for the month at an annual rate of .5 of 1% of the Fund's assets. For the period from the Fund's inception (April 15, 1994) through June 30, 1994, and for the fiscal year ended June 30, 1995, the Adviser did not receive any payment as investment advisory fees. If not for the waiver of fees, the Adviser would have received $4,856 as investment advisory fees for the period from the Fund's inception through June 30, 1994 and $62,925 for the fiscal year ended June 30, 1995. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its shareholders for any act or omission by the Adviser. The Agreement does not restrict the Adviser from acting as an investment manager or adviser for others.


         The Agreement grants to the Trust the right to use the names "Gradison" and "McDonald" as a part of its name and the name(s) of its Fund(s), without charge, subject to withdrawal of such right by the Adviser upon not less than 30 days' written notice to the Trust and subject to the automatic termination of such right within 30 days after the termination of the Agreement for any reason. The Agreement does not impair the right of the Adviser to use the name Gradison or McDonald in the name and the name(s) of its Fund(s) without charge in connection with any other business enterprise with which it is or may become associated.



    The Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding voting securities of the Fund or by the vote of a majority of the Trust's Board of Trustees, and in either event by the vote cast in person of a majority of the Trustees who are not "interested persons" of any party to the Agreement (as defined in the Act.)

         The Agreement may be terminated at any time without penalty upon 60 days' written notice by (i) the Board of Trustees, (ii) the vote of the holders of a majority of the outstanding voting securities of the Fund, or (iii) the Adviser. The Agreement will terminate automatically in the event of its assignment by the Adviser. The Agreement may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Fund shall have been approved by the vote of the holders of a majority of its outstanding voting securities and by the vote of a majority of the Board of Trustees, including the vote cast in person by a majority of the Trustees who are not "interested persons" of any party to the Agreement (as defined in the Act.)

MASTER DISTRIBUTION AGREEMENT


         Shares of the Fund are continuously offered and distributed through the principal underwriter of the Fund, McDonald (the "Distributor"). Under the terms of the Master Distribution Agreement, the Distributor, as agent of the Fund, accepts orders for the purchase of shares of the Fund and, as compensation therefore, receives the amount of the sales charge described in the Prospectus. For the respective periods from the Fund's inception (April 15,
1994) through June 30, 1994, and for the fiscal year ended June 30, 1995, the Distributor received underwriting commissions in the amounts of $116,620, and
$124,492, all of which was retained by it.   The Distributor is not obligated
to sell any certain number of shares of the Fund. The Distributor may enter into dealer's agreements with other dealers, pursuant to which such dealers will also sell shares of the Fund. The Master Distribution Agreement between the Fund and the Distributor permits the Distributor to reallow up to the full sales charge to the other dealers entering into dealer's agreements with the Distributor; accordingly, such dealers may be deemed to be underwriters of the Fund, as that term is defined in the Securities Act of 1933, as amended (the "1933 Act"). The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the 1933 Act.

The Agreement also provides for the payment of Distribution Service Fees in the annual amount of .25 of 1% of the Fund's average daily net assets.


DISTRIBUTION SERVICE PLAN

         The Fund has in effect a Distribution Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. Rule 12b-1 permits an investment company to finance, directly or indirectly, activities primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The purpose of the Plan is to increase sales of shares of the Fund to enable it to acquire and retain a sufficient level of assets to enable it to operate at an efficient level. Higher levels of assets tend to result in operating efficiencies with respect to the Fund's fixed costs and portfolio management.

         The Plan permits the Fund to incur expenses related to the distribution of its shares, but only as specifically contemplated by the Plan. Under the Plan, the Fund may pay service fees up to an amount that does not exceed an annual rate of .25 of 1% of its average daily net assets. Such service fees that may be incurred by the Fund under the Plan within the limitation described above are limited to payments to broker-dealers (including the Distributor) or other persons for certain services provided to Fund shareholders. (See the Prospectus for further information.) The benefits resulting from the Plan include a more stable or increasing level of assets which, in turn, reduces the expenses of the Fund on a per share basis and facilitates portfolio management, among other benefits.

         The Plan also specifically authorizes the payment of operational expenses incurred by the Fund to the extent that such payments might be considered to be primarily intended to result in the sale of shares of the Fund. It further specifically authorizes the payment of advisory fees pursuant to the Advisory Agreement to the extent that the Fund might be deemed to be indirectly financing the distribution activities through payment of advisory fees. The Board of Trustees does not believe that the payment of such operational expenses by the Fund or payment of the advisory fee constitute the direct or indirect financing of activities primarily intended to result in the sale of shares of the Fund. Thus, although such payments are authorized by the Plan as a protective measure, they are not restricted by the .25 of 1% limitation included in the Plan.



    In approving the Plan, the Board of Trustees concluded that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan (together with any agreements relating to implementation of the Plan) continues in effect only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees, including the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose. The Plan may not be amended to materially increase the amount of distribution expenses incurred by the Fund without the approval of a majority of the Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such amendment and without the approval of a majority of the outstanding voting securities of the Fund. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding voting securities of the Fund. Any agreement implementing the Plan may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund, on not more than sixty days' written notice to the other party to the agreement, and any related agreement will terminate automatically in the event of its assignment. The Plan requires that the Board of Trustees receive at least quarterly written reports as to the amounts expended during each quarter pursuant to the Plan and the purposes for which such amounts were expended. While the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust shall be committed to the discretion of the disinterested Trustees then in office. For the periods from the Fund's inception (April 15, 1994) through June 30, 1994, McDonald did not receive any distribution fees. For the fiscal year ended June 30, 1995 McDonald received $2,059 as distribution fees. If not for the fee waiver, McDonald would have received $2,414 and $31,463 respectively as distribution fees for the respective periods from the Fund's inception through June 30, 1994, and the fiscal year ended June 30, 1995.


TRANSFER AGENT AND ACCOUNTING SERVICES AGREEMENT


    Pursuant to the Transfer Agent and Accounting Services Agreement, Gradison provides transfer agent, dividend disbursing, and accounting services for the Fund. Gradison responds to inquiries from shareholders, processes purchase and redemption requests, maintains shareholder account records and provides statements and confirmations to shareholders and maintains the Fund's books and accounting records. For the respective periods from the Fund's inception (April 15, 1994) through June 30, 1994, and the fiscal year ended June 30, 1995, McDonald did not receive any fees pursuant to the Transfer Agent and Accounting Services Agreement and would have received $10,624 and $55,793 if not for the waiver of fees.

OTHER COMPENSATION PAID/REIMBURSEMENT MADE TO THE ADVISER

         In addition to the advisory fee, transfer agent fee, and distribution fees paid by the Fund to the Adviser, the Fund reimburses the Adviser, on a cost basis, for costs allocable to services performed by the Adviser's employees, including salaries and office space, including legal services.


TRUSTEES AND OFFICERS OF THE TRUST

         The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years and positions currently held with GMCR, GGT, GCT, Gradison and McDonald, are listed below. All principal occupations have been held for at least five years unless otherwise indicated. Positions held with Gradison were formerly held with Gradison & Company Incorporated.

    *DONALD E. WESTON, 580 Walnut Street, Cincinnati, Ohio. Trustee and Chairman of the Board; Chairman of Gradison and Director of McDonald & Company Investments, Inc. (since October 1991). Director of Cincinnati Milacron Commercial Corp. (financing arm of capital goods manufacturer) (since January 1993); Trustee and Chairman of the Board of GMCR, GCT, and GGT.

    DANIEL J. CASTELLINI, 312 Walnut Street, Cincinnati, Ohio. Trustee; Senior Vice President/Finance and Administration of the E.W. Scripps Company (communications); Director and Treasurer of Scripps Howard Broadcasting Company; Trustee of GMCR, GCT, and GGT.


    THEODORE H. EMMERICH, 1201 Edgecliff Place, Cincinnati, Ohio 45206. Trustee. Retired; Until 1986, managing partner (Cincinnati office) Ernst & Young (Public Accountants); Director of Carillon Fund, Inc.(investment company), American Financial Group, Inc.(insurance), Citicasters, Inc. (broadcasting), Cincinnati Milacron Commercial Corp.; Trustee of Carillon Investment Trust and Summit Investment Trust(investment companies); Trustee of GMCR, GCT, and GGT.


    RICHARD A. RANKIN, 1717 Dixie Highway, Suite 600, Fort Wright, Kentucky 41011. Trustee. Partner, Rankin and Rankin (Public Accountants); Trustee of GMCR, GCT, and GGT.

    JEROME E. SCHNEE, 11558 Stablewatch Court, Cincinnati, Ohio 45249. Trustee. Professor of Management, College of Business Administration, University of Cincinnati; Director of National Sanitary Supply Co. and Roto Rooter, Inc.; Trustee of GMCR, GCT, and GGT.

    BRADLEY E. TURNER, 580 Walnut Street, Cincinnati, Ohio 45202. President. Managing Director of McDonald; President of GMCR, GCT, and GGT.


    STEPHEN C. DILBONE, 580 Walnut Street, Cincinnati, Ohio 45202. Executive Vice President. First Vice President of Gradison.

    RICHARD S. DEMKO, 800 Superior Avenue, Cleveland, Ohio 44114. Vice President. Senior Vice President of McDonald since March 1991; prior to that, Senior Vice President of Prescott, Ball, and Turben.




    PATRICIA J. JAMIESON, 800 Superior Avenue, Cleveland, Ohio 44114. Treasurer. Treasurer and Chief Accounting Officer of McDonald; Treasurer of GMCR, GCT, and GGT.


    MARK A. FRIETCH, 580 Walnut Street, Cincinnati, Ohio. Assistant Treasurer. Assistant Treasurer of GMCR, GCT, and GGT (since May 1995); Controller of Gradison-McDonald mutual funds (since August 1992); prior to that Financial Consultant and Assistant Controller of Union Central Life Insurance Company.

    RICHARD M. WACHTERMAN, 580 Walnut Street, Cincinnati, Ohio 45202. Secretary. Senior Vice President and General Counsel of Gradison; Secretary of GMCR, GCT, and GGT.

    PAUL J. WESTON, 580 Walnut Street, Cincinnati, Ohio. Senior Vice President. Executive Vice President of GMCR; Senior Vice President of GCT and GGT; Executive Vice President of Gradison. Mr. Weston is the brother of Donald E. Weston.

-------------------------------
  *Trustee who is an interested and affiliated person of the Trust and the Adviser because of employment with and stock ownership of the Adviser.

  Trustees and officers of the Trust who are affiliated with the Adviser receive no remuneration from the Trust. Trustees who are not affiliated with the Adviser receive fees as determined by the Board of Trustees. As of September 30, 1995, the Trustees and officers of the Trust owned an aggregate of less than 1% of the outstanding voting securities of the Fund.

Trustee Compensation Table
--------------------------

Name of Trustee              Aggregate      Total Compensation
---------------              Compensation   From Trust and fund
                             From Trust*    complex (3 additional
                             -----------    Trusts) paid to
                                            trustee*
                                            --------
Theodore H. Emmerich         $4,500         $18,833
Richard A. Rankin            $4,250         $18,833
Jerome E. Schnee             $4,500         $18,833
Daniel J. Castellini         $2,833         $10,500

* Amounts shown as compensation from the Trust are for the period ending June 30, 1995. Amounts shown as compensation from the Trust and the fund complex are for the year ending December 31, 1994. The Trust maintains a deferred compensation plan which allows trustees to defer receipt of trustee fees otherwise payable to them until a future date. Deferred amounts are credited with interest at a rate equal to the yield of the Gradison-McDonald U.S. Government Reserves Fund. The Trust does not maintain any other pension or retirement plans. There are currently no amounts owing to any current trustee pursuant to the deferred compensation plan. As of June 30, 1995, the amount of $7990 was payable by the Trust to the beneficiary of a former trustee who is deceased and as of December 31, 1994, the amount of $30,413.10 was payable to that trustee by the Trust and the fund complex.

As of September 30, 1995, the trustees and officers of the Fund in the aggregate owned less than 1% of the outstanding shares of the Fund and Mr. Charles Peter Koch, 8390 Crestdale Court, Cincinnati, Ohio 45236, owned 6.10% of the Fund's outstanding shares.



DESCRIPTION OF THE TRUST

       The Trust is an open-end management investment company organized under the laws of the State of Ohio by a Declaration of Trust dated June 11, 1992. The Declaration of Trust provides for an unlimited number of full and fractional shares of beneficial interest, without par value, of any series authorized by the Board of Trustees. The Board of Trustees has authorized the issuance of shares of two series, representing the Gradison-McDonald Ohio Tax-Free Income Fund and the Gradison-McDonald Intermediate Municipal Income Fund. Any additional series of shares must be issued in compliance with the Investment Company Act of 1940. Upon issuance and sale in accordance with the terms set forth in the Prospectus, each share will be fully paid and nonassessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "How to Redeem Shares."

       Holders of shares of the Fund are entitled to vote the full and fractional shares in the amount of their ownership of Fund shares. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting in any election of Trustees can elect all of the Trustees if they choose to do so, in which event the holders of the remaining shares will be unable to elect a Trustee. Under the Declaration of Trust, meetings of shareholders are not required to elect trustees, unless less than a majority of trustees holding office have been elected by the shareholders. Shareholders' meetings will be held only when required pursuant to the Declaration of Trust or the Investment Company Act of 1940, and when called by the Fund or shareholders pursuant to the Declaration of Trust. Pursuant to the Declaration of Trust, shareholders of record of not less than a majority of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the questions of removal of any Trustee when requested in writing to do so by shareholders of record of not less than 10 percent of the Trust's outstanding shares. The Trust or any Fund may be terminated by a vote of a majority of the Trustees. Whenever the approval of a majority of the outstanding shares of the Fund is required in connection with shareholder approval of the Investment Advisory Agreement, the Master Distribution Agreement, or the Distribution Expense Plan, or changes in the investment objective or the investment restrictions, a "majority" shall mean the vote of
(i) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is the lesser.

       The assets of the Trust received upon the issuance of the shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each such series and constitute the underlying assets of each such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to each such series and with each series' proportionate share of the general liabilities of the Trust. In the event of the termination and liquidation of the Trust, the holders of the shares of any series are entitled to receive their pro-rata portion of the underlying assets of the series available for distribution to shareholders.

       The Trust is currently operating, and intends to continue to operate, in compliance with the Ohio law relating to business trusts. Under Ohio law, the shareholders of a complying business trust have no liability to third persons for obligations of the Trust, which are to be satisfied solely from the Trust's property. The Declaration of Trust provides that no Trustee, officer, employee, or agent of the Fund shall be personally liable to any person for any action or failure to act in connection with the Trust's property or the affairs of the Trust except (1) for his own willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties, (2) with respect to any matters as to which he did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Trust or where he did not act with the care that an ordinarily prudent person in a like position would use under similar circumstances.


CUSTODIAN

       Star Bank, N.A., Star Bank Center, Cincinnati, Ohio 45202 acts as the custodian of the portfolio securities and other assets of the Trust. Star Bank has no part in determining the investment policies of the Trust or the securities which are to be purchased, held or sold by the Trust. The Trust may purchase or sell securities from or to Star Bank.


INDEPENDENT PUBLIC ACCOUNTANTS

       The firm of Arthur Andersen LLP has been selected as independent public accountants for the Fund for the fiscal year ending June 30, 1996.


LEGAL COUNSEL

       Kirkpatrick & Lockhart LLP acts as legal counsel for the Fund.


EXCHANGES

       Any termination or modification of the exchange privilege will be preceded by 60 days' notice from the Fund except (1) under extraordinary circumstances where there is a suspension of the exchanged security under
Section 22(e) of the 1940 Act and the rules and regulations thereunder or the offering company temporarily ceases or delays sales of the acquired security because it is unable to invest amounts effectively in accordance with applicable investment objectives policies and restrictions; or (2) if the only material effect of an amendment is to reduce or eliminate an administrative fee, sales load, or redemption fee payable at the time of an exchange.


TELEPHONE ACCESS TO ACCOUNT INFORMATION

       Shareholders may access information about their Fund account by telephone 24 hours a day using a password assigned to them.


INVESTMENT PERFORMANCE

    The Fund's yield for the 30 days ending June 30, 1995, was 4.33%. The Fund's tax-equivalent yield for that period was 7.17% based on a Federal tax rate of 39.6%, the highest marginal tax rate. The tax equivalent yield is the yield that a taxable investment would have to yield to be equivalent to the Fund's tax-exempt yield.

    The Average Annual Total Return of the Fund based on purchase at the maximum offering price (including the 2% sales charge) has been as follows:


From inception (April 15, 1994) through 6/30/95     6.06%
For 12 months ending 6/30/95                        4.59%

The Average Annual Total Return of the Fund based on purchase at the net asset price (not including the 2% sales charge) has been as follows:


From inception (April 15, 1994) through 6/30/95     7.88%
For 12 months ending 6/30/95                        6.72%


       The performance results shown above assume reinvestment of dividends and other distributions. The performance quoted above represents historical performance. The Fund's yield and return will fluctuate and value of an investment in the Fund will fluctuate so that an investor's shares may be worth more or less than their cost, when redeemed. During the periods for which performance figures are provided above, the Adviser waived fees and/or reimbursed Fund expenses, resulting in a substantial increase in the performance shown above.

APPENDIX A


THE FUND MAY USE THE FOLLOWING HEDGING INSTRUMENTS:

       OPTIONS ON DEBT SECURITIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying securing against payment of the exercise price. A put option is a similar contract which gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise during the option term, to buy the underlying security at the exercise price. Options on debt securities are traded primarily in the over-the-counter market rather than on any of the several options exchanges.

       OPTIONS ON INDEXES OF DEBT SECURITIES -- An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus upon exercise of an index option, the purchaser will realize and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

       BOND INDEX FUTURES CONTRACTS -- A bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

       INTEREST RATE FUTURES CONTRACTS -- Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

       OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of a put.

        STATEMENT OF NET ASSETS   JUNE 30, 1995


        FACE                    MUNICIPAL BONDS - 98.50%                               COUPON       MATURITY          VALUE
        AMOUNT                                                                          RATE
       $500,000         Baton Rouge, LA Public Improvement Sales Tax Revenue            9.00%        8/01/98       $  560,625
        200,000         Butler Co., PA Industrial Development Authority Revenue         5.87         6/15/98          201,500
                           (K-Mart Corporation)
        500,000         Colorado River Municipal Water District Texas                   5.30         1/01/08          485,625
        500,000         Columbus, OH General Obligation ("G.O.")                        5.05         6/15/05          495,000
        500,000         Cook & Du Page Co., IL School District #113A                    6.20        12/01/96          502,500
        480,000         Cuyahoga Co., OH Industrial Development                         5.90         6/01/04          491,400
                           Refunding Revenue (Southwest Associates Project)
        480,000         Eaton Rapids, MI Public Schools                                 5.45         5/01/08          473,400
        500,000         Fairfield, OH City School District                              7.75        12/01/09          548,750
        500,000         Franklin Co., OH Industrial Development Revenue Refunding       5.85         6/01/02          510,000
                           (Hoover Universal Inc. Project)
        500,000         Hamilton Co., OH Hospital Facilities Revenue                    6.75         5/15/09          532,500
                           (Children's Hospital)
        500,000         Harris Co., TX Housing Finance Corporation Multifamily          5.60         9/01/99          499,375
                           Housing (Colonial House Apartment Project)
        500,000         Hawaii State Airports System Revenue                            6.30         7/01/01          530,000
        490,000         Huntington, NY G.O.                                             5.25         6/15/08          477,750
        500,000         Indiana Health Facility Financing Authority                     7.10         9/01/03          561,875
                           (Sisters of St. Francis Health Services, Inc.)
        500,000         Louisville, KY Housing Assistance Corporation                   7.00         1/01/10          525,625
                           (FHA Insured Mortgage Loan-Carrousel Properties)
        500,000         Maine Educational Loan Marketing Corporation                    6.05        11/01/04          510,625
                           Senior Student Loan Revenue
        575,000         Metropolitan Council Minnesota Minneapolis/St. Paul G.O.        5.50         6/01/09          569,969
        500,000         Michigan State Housing Development Authority                    6.00         4/01/01          508,125
                           Rental Housing Revenue
        300,000         Ohio State Economic Development Revenue                         6.50        12/01/09          300,000
                           (Ohio Enterprise Bond Fund)
        400,000         Ohio State Public Facilities Commission                         7.00        11/01/98          428,000
                           Higher Education Facilities
        450,000         Ohio State Public Facilities Commission                         7.00        11/01/02          476,437
                           Higher Education Facilities
        500,000         Port Authur, TX G.O.                                            5.50        2/15/09           490,000
        400,000         Puerto Rico Highway & Transportation Authority                  6.37        7/01/08           417,500


                                          See accompanying notes to financial statements.

Financial Statement Page 1

       STATEMENT OF NET ASSETS   JUNE 30, 1995

        FACE                    MUNICIPAL BONDS  (CONTINUED)                        COUPON    MATURITY           VALUE
        AMOUNT                                                                       RATE
       $500,000         Shelby Co., TN Health Facilities Revenue                     7.37%     6/01/01     $     543,125
                         (Methodist Health Systems, Inc.)
        400,000         South Dakota Student Loan Finance                            5.50      8/01/98           404,500
        400,000         Student Loan Funding Corporation, Cincinnati, OH             5.95      8/01/05           399,000
                          Senior Subordinated Revenue
        400,000         Westlake, OH Industrial Development Revenue Refunding        6.00      8/01/04           414,000
                           (Westbay Manor I and II Projects) FHA
        400,000         West Clermont, OH Local School District                      6.00     12/01/00           418,000
        500,000         Youngstown, OH City School District Revenue                  5.50      6/15/96           506,380
                           Anticipation Notes                                                                -----------



                        TOTAL INVESTMENTS, at value (Note 1)
                           (Amortized Cost = $13,563,988) - 98.50%                                            13,781,586

                           Interest Receivable - 1.52%                                                           212,439
                           Payable for Fund Shares Redeemed - (0.08%)                                            (11,072)
                           Accrued Expenses Payable to Adviser (Note 2) - (0.13%)                                (17,795)
                           Other Assets & Liabilities, Net - 0.19%                                                25,713
                                                                                                             -----------
                        Net Assets - Applicable to 1,083,058 outstanding shares
                           (no par value - unlimited number of shares authorized)
                           (Note 4) - 100%                                                                   $13,990,871
                                                                                                             ===========


                        Net Asset Value and Redemption Price per Share (Note 1)                                   $12.92
                                                                                                             ===========
                        Maximum Offering Price per Share (Note 1)                                                 $13.18
                                                                                                             ===========




                                          See accompanying notes to financial statements.

Financial Statement Page 2

        STATEMENT OF OPERATIONS                          FOR THE YEAR ENDED JUNE 30, 1995

        INTEREST INCOME                                                                         $685,495

        EXPENSES
          Investment advisory fee (Note 2)                                     $  62,925
          Transfer agency and accounting services fees (Note 2)                   55,793
          Distribution (Note 2)                                                   31,463
          Registration fees                                                       27,607
          Professional fees                                                       18,161
          Trustees' fees (Note 2)                                                 11,467
          Amortization of organization expense (Note 1)                            2,042
          Other                                                                    1,549
                                                                                --------
            Total expenses                                                       211,007
            Less fees waived by the adviser (Note 2)                            (148,122)
                                                                                --------
            Net expenses                                                                          62,885
                                                                                                --------
        NET INVESTMENT INCOME                                                                    622,610

        NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
          Net realized gain on investments                                        11,539
          Net increase in unrealized appreciation of investments                 220,153
                                                                                --------
        NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                          231,692
                                                                                                --------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $854,302
                                                                                                ========



During the year ended June 30, 1995, the Fund made total distributions of $0.629 per share, all of which was from net investment income. All distributions were entirely exempt from federal regular income tax.

                                          See accompanying notes to financial statements.

Financial Statement Page 3

STATEMENTS OF CHANGES IN NET ASSETS   (UNAUDITED)


                                                                                                             For The
                                                                                          Year                Period
                                                                                          Ended           April 15, 1994*
                                                                                      June 30, 1995      To June 30, 1994
FROM OPERATIONS:
        Net investment income                                                        $     622,610      $        42,688
        Net realized gain on investments                                                    11,539                  742
        Net increase (decrease) in unrealized appreciation/depreciation
                of investments                                                             220,153               (2,555)
                                                                                      -------------       --------------
                Net increase in net assets resulting from operations                       854,302               40,875
                                                                                      -------------       --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME                             (617,514)             (42,012)
                                                                                      -------------       --------------
FROM FUND SHARE TRANSACTIONS:
        Proceeds from shares sold                                                       10,710,665           11,430,908
        Net asset value of shares issued as distributions                                  532,240               25,285
        Payments for shares redeemed                                                    (4,752,618)          (4,191,260)
                                                                                      ------------        -------------
                Net increase in net assets from Fund share transactions                  6,490,287            7,264,933
                                                                                      ------------        -------------
TOTAL INCREASE IN NET ASSETS                                                             6,727,075            7,263,796

NET ASSETS:
        Beginning of period                                                              7,263,796                   --
                                                                                      ------------        -------------
        End of period (including undistributed net investment
                income of $5,772 and $676, respectively) (Note 1)                      $13,990,871        $   7,263,796
                                                                                      ============        =============
NUMBER OF FUND SHARES:
        Sold                                                                               844,755              896,461
        Issued as distributions to shareholders                                             41,982                1,977
        Redeemed                                                                          (374,835)            (327,282)
                                                                                      ------------        -------------
                Net increase in shares outstanding                                         511,902              571,156
        Outstanding at beginning of period                                                 571,156                   --
                                                                                      ------------        -------------
        Outstanding at end of period                                                     1,083,058              571,156
                                                                                      ============        =============
        *Date of public offering.

                                          See accompanying notes to financial statements.


Financial Statement Page 4

NOTES TO FINANCIAL STATEMENTS June 30, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Gradison-McDonald Municipal Custodian Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a management investment company. The Trust was created under Ohio law by a Declaration of Trust dated June 11, 1992. The Trust consists of two series, the Gradison-McDonald Intermediate Municipal Income Fund and the Gradison-McDonald Ohio Tax-Free Income Fund; each of which is a diversified, open-end series representing a separate fund with its own investment policies. This Annual Report to Shareholders pertains only to Gradison-McDonald Intermediate Municipal Income Fund (the "Fund"), the public offering of shares of which commenced on April 15, 1994.

The following is a summary of the Trust's significant accounting policies:

SECURITIES VALUATION - Securities are valued in accordance with procedures established by the Board of Trustees by using market quotations provided by an independent pricing service, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost which approximates market value.

SECURITIES TRANSACTIONS - Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Gains and losses on sales of securities are calculated on the identified cost basis for financial reporting and tax purposes.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS - When the Fund purchases securities on a when-issued or delayed delivery basis, the transaction may be entered into a month or more before delivery and payment are made. Such securities are marked to market daily and begin earning interest on the settlement date. In the event that the seller fails to deliver the securities, the Fund could experience a loss to the extent of any appreciation, or a gain to the extent of any depreciation, in the price of the securities.

The Fund will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value at least equal to the amount of such purchase commitments. At June 30, 1995, the Fund was not committed to the purchase of any when-issued or delayed delivery securities.

INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS - Interest income is accrued as earned. Interest income includes interest earned, net of premium and original issue discount, as required by the Internal Revenue Code.

Dividends arising from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

TAXES - It is the Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its taxable net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The tax basis of investments is equal to the amortized cost as shown on the Statement of Net Assets.

For both financial reporting and tax purposes, gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 1995 were $242,435 and $24,837, respectively.

Financial Statement Page 5

NOTES TO FINANCIAL STATEMENTS   June 30, 1995

FUND SHARE VALUATION - The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The maximum offering price per share is equal to the net asset value per share plus 2.04% of net asset value (or 2% of the offering price). The offering price is reduced on sales of $250,000 or more. The redemption price per share is equal to the net asset value per share.

EXPENSES - Common expenses incurred by the Trust are allocated to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the Trust. In all other respects, expenses are charged to the Fund as incurred on a specific identification basis.

ORGANIZATION EXPENSES - Expenses of organization have been capitalized and are being amortized on a straight-line basis over 60 months commencing upon the public offering of the Fund's shares.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

The Fund's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. ("McDonald"), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Fund pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's average daily net assets at the annual rate of .50%.

The Agreement provides that McDonald bear the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials, the cost of space and equipment rental, and compensates the Trust's trustees who are affiliated with McDonald. All expenses not specifically assumed by McDonald are borne by the Fund.

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Trust. The Fund pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $26.50 per shareholder non-zero balance account, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Fund pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .035% on the first $100 million, .025% on the next $100 million and .015% on any amount in excess of $200 million, with a minimum annual fee of $48,000.

Under the terms of an Expense Reimbursement Agreement, McDonald has agreed to forego fees owed to it under the Advisory Agreement or any other agreement with the Trust and to reimburse the Fund if, and to the extent that, expenses (excluding brokerage commissions, taxes, interest and extraordinary items) borne by the Fund in any fiscal year exceed 1.25% of the average net assets of the Fund. This agreement is subject to termination at any time without notice. In addition, McDonald may, at its discretion, agree to waive fees and/or reimburse the Fund for other expenses in order to limit the Fund's expenses to a specified percentage of average net assets lower than 1.25%. For the year ended June 30, 1995, McDonald waived advisory fees of $62,925, transfer agency and accounting services fees of $55,793, and distribution expenses of $29,404.

In accordance with the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Fund pays McDonald a service fee for providing personal services to shareholders of the Fund, including responding to shareholder inquiries and providing information to shareholders about their Fund accounts. This fee is computed and paid at an annual rate of
 .25% of the Fund's average daily net assets.

During the year ended June 30, 1995, McDonald received sales charges aggregating $124,492 on sales of shares of the Fund.

The officers of the Trust are also officers of McDonald.

Financial Statement Page 6

                                June 30, 1995

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $3,500 payable in quarterly installments and (b) $250 for each Board of Trustees or committee meeting attended.

NOTE 3 - SUMMARY OF INVESTMENT TRANSACTIONS

For the period ended June 30, 1995, purchases and proceeds from the sale of securities, excluding short-term securities, amounted to $22,623,385 and $16,380,809, respectively.

NOTE 4 - NET ASSETS

At June 30, 1995, net assets of the Fund consisted of:

        Aggregate paid-in capital                            $13,755,220
        Accumulated undistributed net investment income            5,772
        Accumulated undistributed net realized gains              12,281
        Net unrealized appreciation of investments               217,598
                                                             -----------
           Net assets                                        $13,990,871
                                                             ===========

NOTE 5 - PORTFOLIO COMPOSITION

The concentration of investments as of June 30, 1995, classified by state, credit rating and revenue source, was as follows:

     Investments by State                 Investments by Rating                     Investments by Revenue Source
------------------------------       -------------------------------             -----------------------------------
Ohio           40.1%                  S&P/Moody's                                General Obligations           28.9%
Texas          10.7                     AAA/Aaa        55.8%                       Revenue Bonds:
Michigan        7.1                     AA/Aa           7.4                           Health Care              15.5
Indiana         4.1                     A/A            25.0                           Housing                  14.1
Louisiana       4.1                     BBB/Baa         4.5                           Higher Education          9.5
Minnesota       4.1                     Unrated (2)     7.3                           Industrial Development    7.3
Hawaii          3.9                                  -------                          Transportation            6.9
Tennessee       3.9                     Total         100.0%                          State Agency              6.6
Kentucky        3.8                                  =======                          Water Works               3.5
Illinois        3.7                                                              Other                          7.7
Maine           3.7                                                                                          -------
New York        3.5                                                                   Total                   100.0%
Other (1)       7.3                                                                                          =======
               ------
  Total        100.0%
               ======

(1) Individually less then 3%.
(2) Unrated obligations have been determined by the adviser to be of equivalent quality to the rated securities in which the Fund is permitted to invest.

See the Fund's Statement of Net Assets for additional information on portfolio composition.






Financial Statement Page 7

                                     ARTHUR
                                    ANDERSEN
                            Arthur Andersen & Co, SC

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the Gradison-McDonald Intermediate Municipal Income Fund of the Gradison-McDonald Municipal Custodian Trust:

We have audited the accompanying statement of net assets of the Gradison-McDonald Intermediate Municipal Income Fund of the Gradison-McDonald Municipal Custodian Trust (an Ohio business trust), as of June 30, 1995, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison-McDonald Intermediate Municipal Income Fund of the Gradison-McDonald Municipal Custodian Trust as of June 30, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.



                                        ARTHUR ANDERSEN, LLP
Cincinnati, Ohio,
August 4, 1995



Financial Statement Page 8

COVER PAGE
----------
                                 INTERMEDIATE
                               MUNICIPAL INCOME
                                     FUND

                              GRADISON-MCDONALD



 [Collage of picture post card, sand, and shells.  "Your Future Starts Today"
                                   graphic]




A INTERMEDIATE MUNICIPAL BOND FUND SEEKING A HIGH LEVEL OF AFTER-TAX INCOME

INSIDE COVER
------------

                           FAMILY OF MUTUAL FUNDS


                               INTERMEDIATE
                                MUNICIPAL

             INTERNATIONAL                     OHIO TAX-FREE
                                                    INCOME


             OPPORTUNITY                            GOVERNMENT
                 VALUE                                INCOME


               ESTABLISHED                       MONEY
                  VALUE                          MARKET

                              GROWTH &
                               INCOME

PAGE 1
------
           [ Portion of collage, "Your Future Starts Here" graphic]

                     Whatever your goals or ASPIRATIONS.
               Whatever your objective.  One thing is certain.
                       An INVESTMENT made today brings
                you that much closer to meeting that OBJECTIVE
                          and reaching that GOAL ...
               whether it's buying a house, starting a family,
                       SAVING for a college education,
                  or planning for retirement.  Hesitate and
                            time will pass you by.

                      Increasingly, MUTUAL FUNDS are the
                 PREFERRED VEHICLE for starting and building
                            an investment program.
                      And today, GRADISON-MCDONALD is a
                        preferred name in mutual funds
                      for a GROWING number of investors.


                                   1-800-869-5999 [Call for information logo]

PAGE 2
------
                                 INTERMEDIATE
                               MUNICIPAL INCOME
                                     FUND
                   GRADISON-MCDONALD INTERMEDIATE MUNICIPAL
                  INCOME FUND SEEKS TO PROVIDE HIGH MONTHLY
               INCOME, FREE FROM FEDERAL TAX, AND PRESERVATION
                   OF CAPITAL BY INVESTING IN HIGH QUALITY,
                 INTERMEDIATE-TERM MUNICIPAL BONDS.  THE FUND
                   IS PROFESSIONALLY MANAGED BY EXPERIENCED
                    GRADISON-MCDONALD PORTFOLIO MANAGERS.

                          KEEP MORE OF WHAT YOU EARN
           Municipal bonds are one of the few remaining sources of
            tax-free income---whatever your tax bracket.  They are
          issued by state and local governments to finance the con-
         struction of schools, hospitals, roads, airports, and other facilities.  Because municipal bonds are used to finance
           various projects that build our communities, their divi-dends are exempt from federal income taxes. So you keep more of the dividend income you earn.
THE REWARDS OF TAX-FREE INVESTING

IF YOUR TAXABLE  YOUR
INCOME IS ...    FEDERAL TAX      TO EARN A TAX FREE YIELD OF :
                  RATE IF ...     3.5%      4.5%      5.5%

SINGLE                A TAXABLE INVESTMENT MUST EARN.....
$0-22,100         15.0%            4.1%      5.3%      6.5%
22,100-53,500     28.0             4.9       6.3       7.6
53,500-115,000    31.0             5.1       6.5       8.0
115,000-250,000   36.0             5.5       7.0       8.6
250,000 AND OVER  39.6             5.8       7.5       9.1

JOINT

$0-36,900         15.0%            4.1%      5.3%      6.5%
36,900-89,150     28.0             4.9       6.3       7.6
89,150-140,000    31.0             5.1       6.5       8.0
140,000-250,000   36.0             5.5       7.0       8.6
250,000 AND OVER  39.6             5.8       7.5       9.1

This table is for illustrative purposes only and does not reflect performance of the Gradison-McDonald Intermediate Municipal Income Fund. The Fund's net asset value and yield will vary, and there can be no assurance that it will achieve and particular tax-exempt yield. Income may be subject to some state and local taxes. For certain investors, some income may be subject to the federal alternative minimum tax. Capital gains distributions, if any, are taxable.

PAGE 3
------
                        [Portion of collage graphic]]
THE INTERMEDIATE ADVANTAGE
--------------------------

The Gradison-McDonald Intermediate Municipal Income Fund maintains a dollar-weighted average portfolio of 3 to 10 years. These intermediate bonds yield significantly higher rates than short-term bonds. They also provide better price stability than long-term bonds.

CHART - A MODEST POSITION ON THE YIELD CURVE
SHOWING THE SHAPE OF A YIELD CURVE.  NO YIELDS ARE SPECIFIED.

This chart shows the Fund's expected position on an average yield curve for an A-rated municipal bond. Intermediate-term bonds generally offer higher yields than short-term bonds and lower yields than long-term bonds.

CHART -WITH LESS VOLATILITY THAN LONG-TERM BOND FUNDS
BAR CHART SHOWING EFFECT OF A 1% INCREASE AND A DECREASE IN INTEREST RATES ON THE PRICE OF 3 YEAR, 7 YEAR AND 30 YEAR BONDS.

Money market funds offer more price stability than intermediate-term bonds. Hypothetical example based on noncallable general obligation par bond as of May 1995. Assumes reinvestment of interest income at current yield.



                                     1-800-869-5999 [Call for information logo]

PAGE 4
------

A DIVERSIFIED, HIGH QUALITY PORTFOLIO
-------------------------------------

The Gradison-McDonald Intermediate Municipal Income Fund attempts to preserve capital through a diversified portfolio of maturities and municipalities throughout the nation.* The Fund's experience managers continually assess the portfolio and adjust its mix of securities to take advantage of changing market conditions.

The securities in the portfolio are primarily investment grade municipal bonds rated BBB or better by Standard & Poor's corporation. Moody's Investors Service, or other nationally recognized rating agencies or are of comparable quality.
*The Fund may maintain up to 40% or more of its assets in Ohio Municipal Securities.

LOW MINIMUM INVESTMENT
----------------------

Gradison-McDonald Intermediate Municipal Income Fund has a low minimum initial investment of $1,000. Additional investments can be made for as little as $50.

MONTHLY PAYMENT & REINVESTMENT
------------------------------

Dividends are paid monthly. You may choose to receive dividends or elect to have them automatically reinvested in the Fund.

EXCHANGES
---------

You can move money from one Gradison.McDonald fund to another at any time. The Gradison-McDonald funds currently include:

Growth & Income Fund
Established Value Fund
Opportunity Value Fund                    [Three shells graphic]
International Fund
Ohio Tax-Free Income Fund
Government Income Fund
U.S. Government Reserves

ACCESS
------

You can redeem shares on any business day at the closing net asset value.

INSIDE BACK COVER
-----------------




                          A TRUSTED NAME
                          --------------

                              Gradison-McDonald
                    is headquartered in Cincinnati and has
                       managed mutual funds since 1976.
                    The parent company, McDonald & Company
                       Investments, was founded in 1924
                          and has been listed on the
                     New York Stock Exchange since 1983.
                        It operates a leading regional
                   investment advisory, investment banking,
                        and investment brokerage firm
                           with offices throughout
                         Ohio, Michigan and Indiana,
                   and in Atlanta, Boston, Dallas, Chicago,
                     Los Angeles, the New York City area
                             and Naples, Florida.



                                      1-800-869-5999 [Call for information logo]

BACK COVER
----------
                 [Portable phone and two envelopes graphic]

                          To find out more about the
                        GRADISON-McDONALD INTERMEDIATE
                            MUNICIPAL INCOME FUND
                         or other funds in the family

                                     CALL

                                1-800-869-5999

                                   OR WRITE

                        Gradison-McDonald Mutual Funds
                              580 Walnut Street
                            Cincinnati, Ohio 45202

                              GRADISON-MCDONALD
                              -----------------

You may obtain a prospectus containing complete information about the Fund from a Gradison-McDonald Mutual Funds representative or your Investment Consultant. Read it carefully before investing. Upon redemption, the value of an investment in the Fund may be worth more or less than its cost.
McDonald & Company Securities, Inc.--Distributor

                                    PART C
                              OTHER INFORMATION
Item 24. FINANCIAL STATEMENTS AND EXHIBITS

  (a)(1) Financial Statements (included in prospectus of Gradison-McDonald Ohio Tax-Free Income Fund and Gradison-McDonald Intermediate Municipal Income Fund).
              Financial Highlights

  (a)(2) Financial Statements (included in statement of additional information).
         Gradison-McDonald Ohio Tax-Free Income Fund
              Portfolio of Investments as of June 30, 1995.
              Statement of Assets and Liabilities as of June 30, 1995. Statement of Operations for the period ended June 30, 1995. Statement of Changes in Net Assets for the period ended
               June 30, 1994 and June 30, 1995.
              Notes to financial statements.
              Report of Independent Accountants
         Gradison-McDonald Intermediate Municipal Income Fund
              Statement of Net Assets as of June 30, 1995.
              Statement of Operations for the year ended June 30, 1995. Statement of Changes in Net Assets for the periods ended
               June 30, 1994 and June 30, 1995.
              Notes to financial statements.
              Report of Independent Accountants
(b)Exhibits
   ( 1)    Declaration of Trust.**
   ( 2)    By-Laws of Trust.**
   ( 5)(a) Form of Investment Advisory Agreement.***
   ( 5)(b) Notice dated April 14, 1994 adding Gradison-McDonald
             Intermediate Municipal Income Fund to Investment Advisory Agreement).++
   ( 6)    Form of Master Distribution Agreement.***

   ( 6)(b) Form of Dealer's Agreement.***
   ( 6)(c) Amendment to Master Distribution Agreement Dated April
             14, 1994.++
   ( 6)(d) Notice dated April 14, 1994, adding Gradison-McDonald
             Intermediate Municipal Income Fund to Transfer Agency
             Agreement.++
   ( 8)    Form of Custodian Agreement.*
   ( 9a)   Form of Transfer Agency Agreement.***
   ( 9b)   Form of Expense Reimbursement Agreement.***
   ( 9c)   Amended Appendix B to Transfer Agency Agreement Dated April
             14, 1994.+*
   ( 9d)   Amended Appendix C to Transfer Agency Agreement Dated February
             25, 1994.+*
    (10) Opinion of Counsel, is filed yearly with Registrant's Rule 24f-2. Notice was filed most recently on August 23, 1995.

    (11)   Consent of Independent Accountant (included herein)
    (13)   Letter of Investment Intent.***
    (15)   Distribution Service Plan Dated February 25, 1994.++
    (15a)  Addition of Gradison-McDonald Intermediate Municipal Income
             Fund to Distribution Service Plan ++.
    (16)   Schedule of Performance Calculations.+
    (18)   Powers of Attorney of Bradley E. Turner and Daniel Castellini.++
    (18a)  Power of Attorney of Patricia J. Jamieson (included herein).

* Incorporated by reference to respective exhibits to Registrant's Form N-1A registration statement previously filed with the Securities and Exchange Commission on August 31, 1992.

** Incorporated by reference to respective exhibits to Registrant's Form N-1A registration statement previously filed with the Securities and Exchange Commission on June 16, 1992.

*** Incorporated by reference to respective exhibits to Registrant's Form N-1A registration statement previously filed with the Securities and Exchange Commission on August 3, 1992.

+ Incorporated by reference to respective exhibits to Registrant's Form N-1A registration statement previously filed with the Securities and Exchange Commission on November 23, 1993.

++ Incorporated by reference to respective exhibits to Registrant's Form N-1A registration statement previously filed with the Securities and Exchange Commission on November 25, 1994.

+*Incorporated by reference to respective exhibits to Registrant's Form N-1A registration statement previously filed with the Securities and Exchange Commission on September 29, 1994.

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable.

Item 26.        NUMBER OF HOLDERS OF SECURITIES

                                               Number of Record Holders
            Title of Class                     as of September 27, 1995
            --------------                    -------------------------

Shares of beneficial
interest of Registrant

Gradison-McDonald Ohio Tax-Free Income Fund              1,666

Gradison-McDonald Intermediate Municipal Income Fund       282

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to the captions "Management of the Trust" on page 15 of the Prospectus that is Part A of this Registration Statement, "Trustees and Officers of the Trust" on page 34 of the Statement of Additional Information of the Gradison-McDonald Ohio Tax-Free series of the Trust that is part of Part B of this Registration Statement and to Item 29(b) of this Part C of the Registration Statement.


Item 29. PRINCIPAL UNDERWRITERS

  (a) The principal underwriter of the Registrant is McDonald & Company Securities, Inc., which also serves as the principal underwriter and investment adviser for Gradison-McDonald Cash Reserves Trust, Gradison Custodian Trust, and Gradison Growth Trust.

  (b) Information pertaining to the underwriter's directors and officers is contained in the following table.

                                           Principal           Positions and
                     Positions and Offices Business            Offices with
Name                 With Underwriter      Address             Registrant
----                --------------------   ------------------------------
Daniel F. Austin     Director, Vice        800 Superior Avenue     None
                     Chairman              Cleveland Ohio 44114

Jack N. Aydin        Director, Managing    One Evertrust Plaza     None
                     Director              Jersey City, NJ  07302

Eugene H. Bosart,    Director, Managing    260 East Brown Street   None
 III                 Director              Birmingham, MI  48009

Thomas G. Clevidence Director, Managing    800 Superior Avenue     None
                     Director              Cleveland, OH 44114

Robert Clutterbuck   Director, President,  800 Superior Avenue     None
                     Chief Operating,      Cleveland, OH  44114
                     Officer, Chief
                     Financial Officer

Dennis J. Donnelly   Director, Senior      800 Superior Avenue     None
                     Managing Director     Cleveland, OH  44114

David W. Ellis, III  Director, and Sr.     580 Walnut Street       None
                     Vice President        Cincinnati, OH  45202
                    (Gradison Division)

David W. Knall       Director, Managing    One American Square     None
                     Director              Indianapolis, IN  46282


Thomas M. McDonald   Director, Managing    800 Superior Avenue
                     Director,             Cleveland, OH  44114

John F. O'Brien      Director, Senior      800 Superior Avenue     None
                     Managing Director     Cleveland, OH  44114

Thomas M. O'Donnell  Director              800 Superior Avenue     None
                                           Cleveland, OH  44114

Lawrence T. Oakar    Director and          800 Superior Avenue     None
                     Sr. Vice President    Cleveland, OH  44114

James C. Redinger    Director, Senior      800 Superior Avenue     None
                     Managing Director     Cleveland, OH  44114

William Summers, Jr. Director, Chairman    800 Superior Avenue     None
                     Chief Executive       Cleveland, OH  44114
                     Officer

David D. Sutcliffe   Director, Sr. Vice    800 Superior Avenue    None
                     President             Cleveland, OH 44114

Francis S. Tobias    Director, Managing    800 Superior Avenue     None
                     Director              Cleveland, OH  44114

Donald E. Weston     Chairman              580 Walnut Street       Trustee and
                    (Gradison Div.)        Cincinnati OH  45202    Chairman



Item 30 LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31(a) thereunder are maintained at the offices of the Registrant, 580 Walnut Street, Cincinnati, Ohio 45202, except as indicated below opposite the applicable reference to the aforesaid Rules.

Rule                                   In Possession of:
----                                   ----------------

31a-1(b)(1), 31a-1(b)(2)(i)(a)-(f),    Star Bank, N.A., Star Bank
                                                Center,
31a-1(b)(2)(ii), 31a-1(b)(5) and       Cincinnati, Ohio 45202.
31a-1(b)(8)


Item 31. MANAGEMENT SERVICES

Not applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes to provide, without cost, a copy of its most recent annual report upon request.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction, the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 27th day of October 1995.

Registrant hereby certifies that this Amendment to Registration Statement meets all of the requirements for effectiveness pursuant to paragraph (b) of Rule 485.


GRADISON-MCDONALD MUNICIPAL CUSTODIAN TRUST
(Registrant)


By */S/ DONALD E. WESTON
    --------------------
    Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         Signature      Title                         Date
         ---------      -----                         ----
*DONALD E. WESTON       Chairman of the Board   October 27, 1995
                        (Principal Executive
                         Officer and Trustee)

*DANIEL J. CASTELLINI   Trustee                        "

*THEODORE EMMERICH      Trustee                        "

*RICHARD RANKIN         Trustee                        "

*JEROME SCHNEE          Trustee                        "

*BRADLEY E. TURNER      President                      "

*PATRICIA J. JAMIESON   Treasurer
                        (Principal Financial and       "
                         Accounting Officer)

*By  /S/ Richard M. Wachterman
         Richard M. Wachterman
         Attorney-in-Fact

                                 Exhibit List

Exhibit Number    Description
--------------    -----------

11                Consent of Arthur Andersen LLP
18(a)             Power of Attorney of Patricia J. Jamieson